Exhibit 10.1

Execution Version

PURCHASE AND SALE AGREEMENT

BY AND BETWEEN

JAMESTOWN 999 PEACHTREE, L.P.

AS SELLER, AND

FSP 999 PEACHTREE STREET LLC

AS PURCHASER,

999 PEACHTREE STREET, ATLANTA, GEORGIA

March 8, 2013

TABLE OF CONTENTS

ARTICLE I.	DEFINITIONS.	1
1.1.	Definitions	1

ARTICLE II.	PURCHASE AND SALE	1
2.1.	Purchase and Sale	1
2.2.	Purchase Price	1
2.3.	Deposit	1
2.4.	Independent Contract Consideration	2

ARTICLE III.	DILIGENCE, ETC.	2
3.1.	Access and Indemnity Provisions	2
3.2.	Termination Right	2
3.3.	Title and Survey Matters	2

ARTICLE IV.	CLOSING	3
4.1.	Closing	3
4.2.	Closing Deliveries	3
4.3.	Closing Conditions	6

ARTICLE V.	REPRESENTATIONS AND WARRANTIES	8
5.1.	Representations of Seller	8
5.2.	Representations of Purchaser	10
5.3.	Knowledge Defined	11
5.4.	Limitation on Seller’s Representations	11

ARTICLE VI.	AS IS WHERE IS	11
6.1.	“AS IS”	11
6.2.	Seller Release from Liability	12
6.3.	Acceptance of Deed	13

ARTICLE VII.	COVENANTS OF SELLER	13
7.1.	Operation of Property	13
7.2.	Tenant Defaults	13
7.3.	Service Contracts/Leases During Inspection Period	13
7.4.	Service Contracts /Leases After Inspection Period	14
7.5.	Purchaser Assumes Costs	14
7.6.	Tenant Estoppels	14
7.7.	Service Contracts	15

ARTICLE VIII.	APPORTIONMENTS	16
8.1.	Closing Costs	16
8.2.	Prorations and Credits	16

ARTICLE IX.	CASUALTY AND CONDEMNATION	19
9.1.	Casualty	19
9.2.	Condemnation	19

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ARTICLE X.	DEFAULT AND REMEDIES	19
10.1.	Default by Seller	19
10.2.	Default by Purchaser	20
10.3.	Notice of Default; Opportunity to Cure	20

ARTICLE XI.	MISCELLANEOUS	20
11.1.	Further Assurances	20
11.2.	Brokers	20
11.3.	Publicity	21
11.4.	Notices	21
11.5.	Waivers, Etc.	22
11.6.	Assignment; Successors and Assigns	22
11.7.	Entire Agreement; Severability	23
11.8.	Counterparts, Etc.	23
11.9.	Performance on Business Days	23
11.10.	Attorneys Fees	23
11.11.	Article, Section and Other Headings and References	23
11.12.	Time of Essence	24
11.13.	GOVERNING LAW; JURISDICTION	24
11.14.	WAIVER OF JURY TRIAL	24
11.15.	Limitation on Liability	24
11.16.	No Third Party Beneficiary	24
11.17.	Confidentiality Agreement	24
11.18.	Survival	24
11.19.	Audit	24

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PURCHASE AND SALE AGREEMENT

THIS PURCHASE AND SALE AGREEMENT is made and entered into as of March 8, 2013 (the “Effective Date”) by and between JAMESTOWN 999 PEACHTREE, L.P., a Delaware limited partnership, as seller (“Seller”) and FSP 999 PEACHTREE STREET LLC, a Delaware limited liability company, as purchaser (“Purchaser”);

WITNESSETH; THAT:

WHEREAS, Seller desires to sell that certain improved real property known as “999 Peachtree” located in Atlanta, Fulton County, Georgia, together with certain related improvements and personal and intangible property, and Purchaser desires to purchase such real, personal and intangible property; and

WHEREAS, the parties desire to provide for such sale and purchase on the terms and conditions set forth in this Agreement;

NOW, THEREFORE, for and in consideration of the premises, the mutual covenants and agreements hereinafter set forth, and for other good and valuable consideration, the receipt, adequacy, and sufficiency of which are acknowledged by the parties, the parties agree as follows:

ARTICLE I.

DEFINITIONS

1.1. Definitions. Capitalized terms used but not otherwise defined in this Agreement have the meanings set forth in Schedule 1.

ARTICLE II.

PURCHASE AND SALE

2.1. Purchase and Sale. Subject to and in accordance with this Agreement, Seller agrees to sell and Purchaser agrees to purchase the Property.

2.2. Purchase Price. Subject to the credits and prorations under this Agreement, the purchase price (the “Purchase Price”) to be paid by Purchaser to Seller for the Property is ONE HUNDRED FIFTY EIGHT MILLION AND NO/100 DOLLARS ($158,000,000.00), payable at Closing by wire transfer of immediately available federal funds to an account designated by Seller. Purchaser may elect for the Deposit to be applied toward the payment of the Purchase Price.

2.3. Deposit. Within one (1) Business Day after the Effective Date, Purchaser shall deliver the sum of ONE MILLION FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($1,500,000.00) (the “Initial Deposit”) into escrow with the Escrow Agent by wire transfer of immediately available funds. Should Purchaser elect not to terminate this Agreement during the Inspection Period pursuant to Section 3.2 then on or before the date which is one (1) Business Day following the expiration of the Inspection Period, Purchaser shall deliver the additional sum of ONE MILLION FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($1,500,000.00) (the “Additional Deposit”) into escrow with the Escrow Agent by wire transfer of immediately available funds. The Initial Deposit and the Additional Deposit, if deposited, are collectively herein called the “Deposit”. The Deposit shall be held and released by the Escrow Agent in accordance with the terms of the Escrow Agreement. The Deposit is refundable to Purchaser only if this Agreement is terminated and a refund of the Deposit to Purchaser is provided for in this Agreement.

2.4. Independent Contract Consideration. One Hundred and No/100 Dollars ($100.00) of the Deposit (the “Independent Contract Consideration”) is nonrefundable and Seller and Purchaser acknowledge and agree such sum represents adequate bargained for consideration for Seller’s execution and delivery of this Agreement and Purchaser’s right to inspect the Property pursuant to Article III. Such sum is in addition to and independent of any other consideration or payment provided for in this Agreement and is nonrefundable in all events. Wherever this Agreement provides for the return of the Deposit to Purchaser, such provision means that the Independent Contract Consideration will be paid over to Seller and the balance returned to Purchaser.

ARTICLE III.

DILIGENCE, ETC.

3.1. Access and Indemnity Provisions. The terms and provisions attached hereto as Exhibit I are incorporated in this Agreement by this reference (the “Access and Indemnity Provisions”).

3.2. Termination Right. Purchaser shall have until the expiration of the Inspection Period to determine, in Purchaser’s sole discretion, the suitability of the Property. Purchaser is entitled to terminate this Agreement at any time during the Inspection Period for any reason or no reason by giving written notice to Seller of such election to terminate before the end of the Inspection Period. Upon such an election, the Deposit will be returned to Purchaser and the parties shall have no further obligations under this Agreement except for the Surviving Obligations. If Purchaser fails to terminate this Agreement before the expiration of the Inspection Period, then Purchaser shall have no further right to terminate this Agreement pursuant to this Section 3.2.

3.3. Title and Survey Matters.

(a) Title Commitments and Surveys. Seller has delivered to Purchaser copies of (i) Chicago Title Insurance Company ALTA 2006 Owner’s Title Commitment No.: 14-808-338, having an effective date of July 9, 2012 (the “Title Commitment”), and copies of all instruments listed as exceptions under the Title Commitment and (ii) ALTA/ASCM Land Title Survey of the Property prepared by Valentino and Associates, Inc., dated 6/28/06, last updated 12/6/12, prepared by Glenn A. Valentino, Georgia Registered Land Surveyor No 2528 (the “Surveyor”), Job No. 26060 (consisting of two sheets) (the “Survey”).

(b) Review. On or before the date that is ten (10) days before the end of the Inspection Period, Purchaser may give Seller written notice (a “Title Notice”) of any matters identified in the Title Commitment or shown on the Survey to which Purchaser objects (the “Objections”), with the failure so to notify deemed an acceptance by Purchaser of all exceptions listed in the Title Commitment or disclosed on the Survey. On or before the date that is five (5) days after the delivery of the Objections to Seller, Seller shall give Purchaser written notice of which Objections Seller will or will not remedy or cure, with the failure to deliver this notice deemed an election not to remedy or cure the Objections. If Seller elects (or is deemed to have elected) not to remedy or cure any Objection, then Purchaser must elect, on or before the end of the Inspection Period, either to (x) terminate this Agreement in accordance with Section 3.2, or (y) proceed to Closing with such Objections which Seller elected not to remedy or cure deemed to be Permitted Exceptions.

(c) Title Updates. If any Title Commitment update issued subsequent to the date of the Title Commitment or Survey update prepared by the Surveyor subsequent to the date of the Survey contains new exceptions or matters which were not contained in the Title Commitment or shown on the Survey, as applicable (“New Exceptions”), then Purchaser may object to one or more New Exceptions (collectively, the “New Objections”) by delivering a Title Notice to Seller within five (5) days following

Purchaser’s receipt of such update. If Purchaser fails to deliver to Seller a Title Notice on or before such date, Purchaser will be deemed to have waived any objection to the New Exceptions, and the New Exceptions will be included as Permitted Exceptions. Seller will have not less than five (5) days from the receipt of Purchaser’s Title Notice (and, if necessary, Seller may extend the Closing Date to provide for such five (5) day period and for an additional five (5) days following such period for Purchaser’s response), within which time Seller may, but is under no obligation to, remedy or cure the New Objections. If, within the five (5) day period, Seller does not (or does not agree to) remedy or cure the New Objections, then Purchaser may terminate this Agreement upon notice to Seller no later than five (5) days following expiration of the five (5) day cure period. If Purchaser terminates this Agreement, the Deposit will be returned to Purchaser, and the parties shall have no further obligations under this Agreement except for the Surviving Obligations. If Purchaser fails to terminate this Agreement in the manner set forth above, the New Objections (except those Seller has remedied or cured or agreed to remedy or cure) will be deemed Permitted Exceptions.

(d) Seller’s Failure to Remedy or Cure. If Seller fails on or before Closing to remedy or cure any Objection or New Objection that Seller agreed in accordance with the terms of this Section 3.3 to remedy or cure, then Purchaser may elect either to close with no adjustment to the Purchase Price or to terminate this Agreement. If Purchaser terminates this Agreement, the Deposit will be returned to Purchaser and the parties shall have no further obligations under this Agreement except for the Surviving Obligations. Purchaser agrees that if the Title Company agrees in writing to remove or insure over any Objection or New Objection, in a manner reasonably satisfactory to Purchaser, then such Objection or New Objection will be deemed cured by Seller as of the date of such agreement by the Title Company.

(e) Mandatory Cure Items. Notwithstanding the foregoing, to the extent Purchaser makes a timely Objection or New Objection, as applicable, with respect to same, at or before Closing Seller shall (i) pay off and cause to be discharged any deed to secure debt on the Property incurred by Seller or other lien or security interest that secures indebtedness of Seller and (ii) pay, discharge, bond or endorse over any mechanic’s or materialman’s lien based on a claim against Seller, provided that in no event will Seller be obligated to pay, discharge, bond or endorse over (A) any such lien arising from work performed by or at the direction of any Tenant, except to the extent the landlord under the Lease is responsible for the cost of such work or (B) any such lien or liens disputed by Seller in good faith where the aggregate amounts in dispute exceed $100,000.00 (and Seller shall in any event be obligated to cure up to $100,000 of such liens).

(f) Title Policy. It shall be a condition to Purchaser’s obligation to close this transaction that Purchaser is able to purchase from the Title Company at Closing, upon payment of the applicable premium and satisfaction of the Title Company’s other Purchaser-related conditions and requirements identified in the Title Commitment, if any, a Title Policy covering the Land and the Improvements, in the full amount of the Purchase Price, subject only to the Permitted Exceptions.

ARTICLE IV.

CLOSING

4.1. Closing. The Closing will be held on the Closing Date through an escrow established at the national offices of the Escrow Agent in metropolitan Atlanta, Georgia.

4.2. Closing Deliveries.

(a) Seller Deliveries. On or before the Closing Date, Seller shall deliver (or, in the case of the deliveries described in subsections (xiii), (xiv), (xvi) and (xvii), transfer to Purchaser at the Property promptly following Closing) the following (collectively, “Seller’s Closing Deliveries”):

(i) Deed. A limited warranty deed in proper statutory form for recording, duly executed and acknowledged by Seller, conveying fee simple title to the Land and Improvements and otherwise in the form attached as Exhibit A (the “Deed”);

(ii) Assumption Agreement. An assignment and assumption agreement, duly executed by Seller, with respect to Seller’s right, title and interest in the Leases, the Service Contracts which are not Terminated Contracts, the Intangible Property, the Commission Agreements and the Post-Closing Commission Obligations, and otherwise in the form attached as Exhibit B (the “Assumption Agreement”) provided that Seller shall, at the request of Purchaser, execute and deliver a separate Assumption Agreement to FSP Protective TRS Corp. with respect to certain designated Leases and Service Contracts as directed by Purchaser;

(iii) Bill of Sale. A bill of sale, duly executed by Seller, with respect to the Personal Property and otherwise in the form attached as Exhibit C;

(iv) Settlement Statement. A settlement statement, duly executed by Seller, which sets forth all of the adjustments and prorations with respect to the Purchase Price as described in Article VIII, and is otherwise in a form reasonably acceptable to all parties (the “Settlement Statement”);

(v) FIRPTA. A duly executed and acknowledged “FIRPTA” or“Non-Foreign” affidavit in the form attached as Exhibit D;

(vi) Seller’s Affidavit. An owner’s affidavit in the form attached as Exhibit E (the “Seller’s Affidavit”);

(vii) Seller’s Bring Down Certificate. A certificate, duly executed by Seller, stating that the representations and warranties of Seller under Sections 5.1 and 11.2 are true and correct in all material respects as of the Closing Date (with appropriate modifications identifying any representation or warranty which is not, or no longer is, true and correct and explaining the state of facts giving rise to the change). The inclusion of any exception in such certificate shall not prejudice Purchaser’s rights under this Agreement with respect to the subject matter of such exception.

(viii) Authority. Evidence reasonably satisfactory to the Title Company regarding the good standing of Seller and the legal authority of Seller to execute and deliver this Agreement and the other documents which Seller is required to deliver under this Agreement;

(ix) Tenant Notice Letters. A notice in the form attached as Exhibit F executed by Seller, to be delivered to Tenants by Purchaser upon Closing (the “Tenant Notices”);

(x) Contractor Notice Letters. A notice in the form attached as Exhibit F-1 executed by Seller, to be delivered by Purchaser to the counterparties to any Service Contracts assumed by Purchaser upon Closing (the “Contractor Notices”);

(xi) Broker’s Lien Waiver. A lien waiver and release executed by Broker, in a manner reasonably satisfactory to the Title Company;

(xii) Georgia Affidavit. An affidavit or certificate necessary to comply with the terms of O.C.G.A. § 48-7-128;

(xiii) Licenses and Permits. All Licenses and Permits, to the extent in Seller’s possession;

(xiv) Leases and Service Contracts. Originals (to the extent in Seller’s possession) or copies of (a) all of the Leases and (b) all Service Contracts assumed by Purchaser;

(xv) Updated Rent Roll. An update of the rent roll for the Property;

(xvi) Security Deposits. As to the security deposit under any Lease with Seller that is in the form of a letter of credit or lease guaranty, such original letter of credit or lease guaranty, together with documentation sufficient to cause the letter(s) of credit to be assigned to Purchaser upon approval thereof by the issuer of the letter(s) of credit and to the extent not the responsibility of the applicable Tenant, Seller shall pay any transfer fees in connection with the transfer of such letter(s) of credit;

(xvii) Keys and Records. All of the keys to any door or lock on the Property and the original tenant files and other books and relating to the Property, to the extent in Seller’s possession;

(xviii) Tenant Estoppels. Any Tenant Estoppels received by Seller pursuant to Section 7.6;

(xix) Consent to Assignment of and Estoppel for Metropolis Parking Lease. A consent to the assignment by Seller to Purchaser of the Metropolis Parking Lease and an estoppel from the landlord under such lease certifying (A) that the Metropolis Parking Lease is in full force and effect and unmodified, (B) the date through which rent has been paid and (C) that neither party to the Metropolis Parking Lease is in default thereunder, each duly executed by Jamestown Metropolis, L.P.;

(xx) Termination of Exclusive Listing Agreement and Management Agreements. Evidence of the termination of the Exclusive Listing Agreement and the Management Agreements effective as of the Closing Date (it being understood that, as set forth in Section 7.5, certain obligations for commissions under the Exclusive Listing Agreement may survive termination and become Purchaser’s responsibility after Closing);

(xxi) Termination of Service Contracts. Evidence of termination with respect each of the Terminated Contracts effective as of the Closing Date;

(xxii) Possession. Possession of the Property, free and clear of all encumbrances other than the Permitted Exceptions and the Leases; and

(xxiii) Post-Closing Commission Agreements. If required pursuant to Section 7.9, one or more Post-Closing Commission Agreements executed by Seller or Jamestown Realty Company, L.P.; and

(xxiv) Other Documents. Such other documents as shall be reasonably requested by the Title Company to effectuate the purposes and intent of this Agreement.

(b) Purchaser Deliveries. On or before the Closing Date, Purchaser shall deliver into escrow with the Escrow Agent the following (collectively, “Purchaser’s Closing Deliveries”):

(i) Purchase Price. The Purchase Price, subject to any credits and prorations provided for herein;

(ii) Assumption Agreement. The Assumption Agreement, duly executed by Purchaser, together with any Assumption Agreement to be executed by FSP Protective TRS Corp., to the extent applicable;

(iii) Purchaser’s Bring Down Certificate. A certificate duly executed by Purchaser, stating that the representations and warranties of Purchaser under Section 5.2 are true and correct in all material respects as of the Closing Date (with appropriate modifications identifying any representation or warranty which is not, or longer is, true and correct and explaining the state of facts giving rise to the change). The inclusion of any exception in such certificate shall not prejudice Seller’s rights under this Agreement with respect to the subject matter of such exception.

(iv) Settlement Statement.  The Settlement Statement, duly executed by Purchaser;

(v) Tenant Notices and Contractor Notices. The Tenant Notices and Contractor Notices, duly executed by Purchaser;

(vi) Authority. Evidence reasonably satisfactory to the Title Company regarding the good standing of Purchaser and the legal authority of Purchaser to execute and deliver this Agreement and the other documents which Purchaser is required to deliver under this Agreement; and

(vii) Post-Closing Commission Agreements. If required pursuant to Section 7.9, one or more Post-Closing Commission Agreements executed by Purchaser; and

(viii) Other Documents. Such other documents as shall be reasonably requested by the Title Company, to effectuate the purposes and intent of this Agreement.

4.3. Closing Conditions.

(a) Purchaser’s Conditions Precedent. In addition to any other condition to Purchaser’s obligations as is expressly provided in this Agreement, Purchaser’s obligation to consummate the transactions contemplated under this Agreement are expressly subject to and conditioned upon the satisfaction of the following conditions before or simultaneously with the Closing:

(i) Deliveries. Seller shall have delivered (or made available, if applicable) to Purchaser all of the Seller’s Closing Deliveries.

(ii) Covenants. Seller shall have performed all material covenants, agreements and undertakings of Seller contained in this Agreement.

(iii) Representations and Warranties. All representations and warranties of Seller shall be true, correct and complete in all material respects on and as of the Closing Date as if made on and as of the Closing Date (subject to such changes and exceptions as are expressly contemplated or permitted in this Agreement).

(iv) Tenant Estoppels. Purchaser shall have received Tenant Estoppels in form and substance as contemplated by Section 7.6 hereof (any such Tenant Estoppels, “Conforming Tenant Estoppels”) dated no earlier than forty-five (45) days prior to the Closing Date, from Tenants which in the aggregate, represent eighty percent (80%) of the leased square footage of the Building, and which 80% must include Conforming Tenant Estoppels from (a) Sutherland, Asbill & Brennan, LLP, (b) Heery International, (c) Ballard Spahr, LLP, (d) Oxford Industries, (e) Mazursky Constantine, (f) Gensler, (g) Wargo French and (h) The Peachtree Club (collectively, the “Major Tenants”) (the “Required Estoppel Threshold”).

(v) Major Leases. The Leases with respect to each Major Tenant shall be in full force and effect and no material default or claim by landlord or tenant shall exist under any such Leases with Major Tenants which has a material adverse effect on the overall economic value of the Property (Seller hereby agreeing that any default by a Major Tenant with respect to its obligations to pay base rent under its Lease shall be deemed to constitute a default which has a material adverse effect on the overall economic value of the Property), and no Major Tenant shall have initiated or had initiated against it any insolvency, bankruptcy, receivership or similar proceeding which has not been dismissed.

(vi) Property Conditions. There has been no material adverse change to the physical condition of the Property since the end of the Inspection Period which is not covered by insurance and which has a material adverse effect on the overall economic value of the Property.

(b) Seller’s Conditions Precedent. Seller’s obligation to consummate the transactions contemplated under this Agreement are expressly subject to and conditioned upon the satisfaction of the following conditions before or simultaneously with the Closing:

(i) Deliveries. Purchaser shall have delivered to Seller all of Purchaser’s Closing Deliveries.

(ii) Covenants. Purchaser shall have performed all material covenants, agreements and undertakings of Purchaser contained in this Agreement.

(iii) Representations and Warranties. All representations and warranties of Purchaser shall be true, correct and complete in all material respects on and as of the Closing Date as if made on and as of the Closing Date (subject to such changes and exceptions as are expressly contemplated or permitted in this Agreement).

(c) Failure of Condition. Should any condition in Section 4.3 not be satisfied on or as of the Closing Date, then the party benefiting from the condition (provided it is not in default under this Agreement) may either (a) terminate this Agreement by written notice to the other party (in which event the Deposit will be returned to Purchaser and the parties shall have no further obligations under this Agreement except for the Surviving Obligations) or (b) waive the condition and proceed to Closing. Notwithstanding the foregoing, if any of the conditions set forth in this Section 4.3 has not been satisfied due to a default by Purchaser or Seller, then their respective rights, remedies and obligations shall be determined in accordance with Article X.

(d) No Financing Contingency. Purchaser acknowledges and agrees that this Agreement and Purchaser’s obligations under this Agreement are not contingent or conditioned upon obtaining a commitment for or closing any financing, and the failure of Purchaser to obtain or close any financing for any reason whatsoever shall not be a failure of condition to Purchaser’s performance under this Agreement. In addition, Seller will have no obligation to or privity with any lender to Purchaser.

ARTICLE V.

REPRESENTATIONS AND WARRANTIES

5.1. Representations of Seller. Seller makes the following representations and warranties to Purchaser:

(a) Organization. Seller is a limited partnership duly organized, validly existing and in good standing under the laws of the State of Delaware, and is qualified to do business in the State of Georgia. Seller has the right, power and authority to enter into this Agreement and to convey the Property in accordance with the terms and conditions of this Agreement, to engage in the transactions contemplated in this Agreement and to perform and observe the terms and provisions of this Agreement.

(b) Action of Seller, Etc. Seller has taken all necessary action to authorize the execution, delivery and performance of this Agreement. This Agreement constitutes the valid and binding obligation and agreement of Seller, enforceable against Seller in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws of general application affecting the rights and remedies of creditors.

(c) No Violations of Agreements. Neither the execution, delivery or performance of this Agreement by Seller, nor Seller’s compliance with the terms and provisions of this Agreement, will result in any breach of the terms, conditions or provisions of, or conflict with or constitute a default under, or result in the creation of any lien, charge or encumbrance upon its Property pursuant to the terms of any indenture, mortgage, deed of trust, note, evidence of indebtedness or any other agreement or instrument to which Seller or the Property is bound.

(d) Pending Actions. There is no action, suit, arbitration, unsatisfied order or judgment, government investigation or proceeding pending, or to Seller’s knowledge, threatened, against Seller which, if adversely determined, would individually or in the aggregate materially impair the value of the Property or the continued operation thereof or materially interfere with the consummation of the transactions contemplated by this Agreement.

(e) No Bankruptcy Proceedings. Seller has not (i) made a general assignment for the benefit of creditors, (ii) filed any voluntary petition in bankruptcy or suffered the filing of any involuntary petition by Seller’s creditors, (iii) suffered the appointment of a receiver to take possession of all or substantially all of Seller’s assets, or (iv) suffered the attachment or other judicial seizure of all or substantially all of Seller’s assets.

(f) Compliance with Laws. Seller has received no written notice alleging any violations of law, municipal or county ordinances or other legal requirements with respect to the Property or any portion thereof, which violation or alleged violation has not been corrected, nor, to Seller’s knowledge, do any of such violations exist.

(g) Condemnation. To Seller’s knowledge, Seller has received no written notices of any pending or threatened condemnation or eminent domain proceeding against the Property, nor, to Seller’s knowledge, are any such condemnation or eminent domain proceedings pending or threatened against the Property.

(h) Leases and Rent Roll. Except as listed on Schedule 5, (i) there are no Leases affecting the Property and (ii) the Leases provided to Purchaser by Seller are true, correct and complete copies of the Leases affecting the Property, including any and all amendments, renewals and extensions. The rent roll attached as Schedule 4, and each rent roll hereafter delivered by Seller, is the rent roll maintained by Seller and relied on by Seller for internal administrative and accounting purposes. Except as noted on Schedule 4, Seller has not delivered any written notice to any Tenant that such Tenant continues to be delinquent in the payment of Rent for more than thirty (30) days and, to Seller’s knowledge and except as noted on Schedule 4, there are no uncured defaults under any of the Leases. Schedule 8 contains a true and correct list of all security deposits and letters of credit held by Seller as security for the obligations of Tenants under the Leases. Except as set forth on Schedule 6, all of the landlord’s obligations to construct tenant improvements under the Leases or reimburse the Tenants for tenant improvements under the Leases have been paid and performed in full and all concessions and other allowances from the landlord under the Leases have been paid and performed in full, and all free rent or rent abatement periods under any Leases have expired.

(i) Leasing and Management Agreements. Except as listed on Schedule 3 or as provided in Article 7, (i) there are no lease brokerage agreements, leasing commission agreements (other than the Post-Closing Commission Agreements, if any) or other agreements providing for payments of amounts for leasing activities or procuring tenants with respect to the Property or for any renewal or extension thereof (the “Commission Agreements”), (ii) there is no agreement for the representation of Seller in the leasing of the Property other than the Exclusive Listing Agreement and, if applicable, the Post-Closing Commission Agreements, and (iii) there is no agreement currently in effect relating to the management of the Property other than the Construction Services Agreement and the Property Management Agreement (collectively, the “Management Agreements”). There are no unpaid or unfunded leasing commissions payable by Seller regarding any Lease with respect to the current term of any Lease.

(j) Service Contracts. Except as listed on Schedule 7, (i) there are no material Service Contracts to which Seller is a party affecting the Property and (ii) the copies of the Service Contracts delivered or made available to Purchaser are true, correct and complete copies, including any and all amendments, renewals and extensions. Seller has received no written notice of Seller’s default under any Service Contract which remains uncured and, to Seller’s knowledge, no other party is in default under any Service Contract.

(k) Other Agreements, Etc. Other than the Leases, the Service Contracts which are not Terminated Contracts, the Commission Agreements, the Exclusive Listing Agreement (with respect to commission obligations which are Purchaser’s responsibility pursuant to Section 7.5 hereof), and the Permitted Exceptions, Seller has not entered into any material contract or agreement with respect to the Property which will be binding on Purchaser after the Closing.

(l) Not a Foreign Person. Seller is not a “foreign person” within the meaning of Section 1445 of the Internal Revenue Code of 1986, as amended.

(m) OFAC. None of Seller, or, to Seller's knowledge, any of Seller’s members, partners, shareholders or other equity owners, and none of their respective employees, officers, directors, representatives or agents, is a Person with whom U.S. Persons are restricted from doing business under regulations of the Office of Foreign Asset Control (“OFAC”) of the Department of the Treasury (including those named on OFAC's Specially Designated and Blocked Persons List) or under any statute, executive order (including the September 24, 2001, Executive Order Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit, or Support Terrorism) or other similar governmental action.

(n) Employees. Seller has no employees or employment agreements or collective bargaining agreements at the Property for which Purchaser will be responsible after the Closing.

(o) Environmental. Except as set forth on Schedule 9, to Seller’s knowledge, Seller has not received any written notice from any governmental authority of any actual or alleged violations arising under Environmental Laws which has not been cured. Except as set forth on Schedule 9, Seller has not commissioned any Phase I or Phase II environmental reports for the Property. Seller has provided Purchaser with a true and complete copy of any such environmental reports set forth on Schedule 9.

5.2. Representations of Purchaser. Purchaser makes the following representations and warranties to Seller:

(a) Organization. Purchaser is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite power and authority under the laws of such state and its charter documents to enter into and perform its obligations under this Agreement and to consummate the transactions contemplated in this Agreement. On the Closing Date, Purchaser shall be duly qualified to conduct business in the State of Georgia.

(b) Action of Purchaser. Purchaser has taken all necessary action to authorize the execution, delivery and performance of this Agreement, and this Agreement constitutes the valid and binding obligation and agreement of Purchaser, enforceable against Purchaser in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws of general application affecting the rights and remedies of creditors.

(c) No Violations of Agreements. Neither the execution, delivery or performance of this Agreement by Purchaser, nor compliance with the terms and provisions of this Agreement, will result in any breach of the terms, conditions or provisions of, or conflict with or constitute a default under, or result in the creation of any lien, charge or encumbrance upon any property or assets of Purchaser pursuant to the terms of any indenture, mortgage, deed of trust, note, evidence of indebtedness or any other agreement or instrument by which Purchaser is bound.

(d) Pending Actions. There is no action, suit, arbitration, unsatisfied order or judgment, government investigation or proceeding pending against Purchaser which, if adversely determined, would individually or in the aggregate materially interfere with the consummation of the transaction contemplated by this Agreement.

(e) OFAC. None of Purchaser, or, to Purchaser’s knowledge, any of Purchaser’s members, partners, shareholders or other equity owners, and none of their respective employees, officers, directors, representatives or agents, is a Person with whom U.S. Persons are restricted from doing business under regulations of OFAC or under any statute, executive order (including the September 24, 2001, Executive Order Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit, or Support Terrorism) or other similar governmental action. The provisions of this Section 5.2(e) shall not apply to any person to the extent such person’s interest in Purchaser is through publicly traded shares of ownership interests in Purchaser or its affiliates.

5.3. Knowledge Defined. All references in this Agreement to the “knowledge of Seller,” “the best of Seller’s knowledge” and the like refer only to the actual current knowledge of Dara Grant and Mario Mireles. The term “Purchaser’s knowledge” and any other reference limiting any warranty or representation to the knowledge of Purchaser means the actual current knowledge of Scott H. Carter and Jeff Carter. The terms “knowledge of Seller,” “the best of Seller’s knowledge,” “known to Purchaser” and the like, shall not be construed, by imputation or otherwise, to refer to the knowledge of Seller or Purchaser, or any affiliate of either of them, or to any other officer, agent, manager, representative or employee of Seller or Purchaser (except as identified above), or any of their respective affiliates, or to impose on any of the individuals named above any duty to investigate the matter to which such actual knowledge, or the absence of actual knowledge, pertains. There shall be no personal liability on the part of the individuals named above arising out of any representations or warranties made herein or otherwise.

5.4. Limitation on Seller’s Representations. All representations and warranties contained in Sections 5.1 and 5.2 shall survive Closing and the delivery of the Deed for a period of one hundred eighty (180) days (the “Survival Period”). No claim for a breach of any representation or warranty of Seller under this Agreement or any of Seller’s Closing Deliveries shall be actionable or payable (a) if that breach results from or is based on a condition, state of facts or other matter that was known to Purchaser or disclosed to Purchaser in writing or in the Property Documents before Closing, (b) unless the valid claims for all such breaches collectively aggregate Twenty-Five Thousand and 00/100 Dollars ($25,000) (the “Threshold”) or more, in which event the full amount of such valid claims shall be actionable up to, but not exceeding, One Million Seven Hundred Fifty Thousand and 00/100 Dollars ($1,750,000) (the “Cap”), and (c) unless written notice containing a description of the specific nature of such breach is given by Purchaser to Seller with respect to any such claims before the expiration of the Survival Period. Seller shall not be liable to Purchaser to the extent Purchaser’s claim is recoverable from any other party pursuant to any insurance policy, contract, warranty, guaranty or Lease. In no event shall Seller’s aggregate liability to Purchaser for any and all breaches of any representations or warranties under this Agreement or Seller’s Closing Deliveries exceed the amount of the Cap and Purchaser waives and disclaims any right to damages or compensation for any and all such breaches in excess of the Cap; provided that the foregoing shall not be construed to limit the indemnification obligations of Seller contained in Section 11.2 hereof.

ARTICLE VI.

AS IS WHERE IS

6.1. “AS IS”. PURCHASER AGREES (A) TO TAKE THE PROPERTY “AS IS, WHERE IS, WITH ALL FAULTS” AND (B) EXCEPT FOR REPRESENTATIONS OR WARRANTIES MADE BY SELLER IN SECTIONS 5.1 AND 11.2 OR SELLER’S CLOSING DELIVERIES, THAT NO REPRESENTATIONS OR WARRANTIES ARE MADE OR RESPONSIBILITIES ASSUMED BY SELLER AS TO THE CONDITION OF THE PROPERTY, AS TO THE TERMS OF ANY LEASES OR OTHER DOCUMENTS OR AS TO ANY INCOME, EXPENSE, OPERATION OR ANY OTHER MATTER OR THING AFFECTING OR RELATING TO THE PROPERTY, NOW OR ON THE CLOSING DATE. SUBJECT TO AND WITHOUT LIMITING PURCHASER’S RIGHTS UNDER ARTICLE IX, PURCHASER AGREES TO ACCEPT THE PROPERTY IN THE CONDITION EXISTING ON THE CLOSING DATE, SUBJECT TO ALL FAULTS OF EVERY KIND AND NATURE WHATSOEVER WHETHER LATENT OR PATENT AND WHETHER NOW OR HEREAFTER EXISTING.

PURCHASER ACKNOWLEDGES THAT AS OF THE CLOSING DATE, PURCHASER WILL HAVE INSPECTED THE PROPERTY AND OBSERVED ITS PHYSICAL CHARACTERISTICS AND CONDITIONS AND WILL HAVE HAD THE OPPORTUNITY TO CONDUCT SUCH INVESTIGATIONS AND STUDIES ON OR OVER THE PROPERTY AND ADJACENT AREAS AS IT DEEMS NECESSARY AND, EXCEPT FOR THE EXCEPTED CLAIMS, WAIVES ANY AND ALL OBJECTIONS TO OR COMPLAINTS REGARDING THE PROPERTY AND ITS CONDITION, INCLUDING, BUT NOT LIMITED TO, FEDERAL, STATE OR COMMON LAW- BASED ACTIONS AND ANY PRIVATE RIGHT OF ACTION UNDER STATE AND FEDERAL LAW TO WHICH THE PROPERTY IS OR MAY BE SUBJECT, INCLUDING, BUT NOT LIMITED TO, CLAIMS RELATING TO ENVIRONMENTAL LAWS, PHYSICAL CHARACTERISTICS AND EXISTING CONDITIONS, INCLUDING STRUCTURAL AND GEOLOGICAL CONDITIONS, SUBSURFACE SOIL AND WATER CONDITIONS, AND SOLID AND HAZARDOUS WASTE AND HAZARDOUS MATERIALS ON, UNDER, ADJACENT TO OR OTHERWISE AFFECTING THE PROPERTY. PURCHASER FURTHER ASSUMES THE RISK OF CHANGES IN APPLICABLE LAWS AND REGULATIONS RELATING TO PAST, PRESENT AND FUTURE ENVIRONMENTAL AND OTHER CONDITIONS ON THE PROPERTY AND THE RISK THAT ADVERSE PHYSICAL CHARACTERISTICS AND CONDITIONS, INCLUDING THE PRESENCE OF HAZARDOUS MATERIALS OR OTHER CONTAMINANTS, MAY NOT HAVE BEEN REVEALED BY ITS INVESTIGATION.

6.2. Seller Release from Liability. Except for Excepted Claims, Purchaser fully and forever waives, and Seller fully and forever disclaims and shall not be liable or bound in any manner by, any and all warranties, guarantees, promises, statements, representations or information of whatever type or kind with respect to the Property, whether express, implied or otherwise, including warranties of fitness for a particular purpose, tenantability, habitability or use. Purchaser agrees that:

(a) Except for any Excepted Claims, Purchaser and anyone claiming by, through or under Purchaser waives its right to recover from and fully and irrevocably releases the Released Parties from Claims arising from or related to the condition (including any construction defects, errors, omissions or other conditions, latent or otherwise, and the presence in the soil, air, structures and surface and subsurface waters of materials or substances that have been or may in the future be deemed to be Hazardous Materials or otherwise toxic, hazardous, undesirable or subject to regulation and that may need to be specifically treated, handled and/or removed from the Property under current or future federal, state and local laws, regulations or guidelines or common law), valuation, salability or utility of the Property, condition of title to the Property, compliance with any applicable federal, state or local law, rule or regulations or common law with respect to the Property, or the Property’s suitability for any purposes whatsoever, and any information furnished by the Released Parties in connection with this Agreement.

(b) Except for the Excepted Claims, Purchaser agrees that under no circumstances will it make any claim against, bring any action, cause of action or proceeding against, or assert any liability upon, any of the Diligence Delivery Preparers as a result of the inaccuracy, unreliability or insufficiency of, or any defect or mistake in, any of the Property Documents (including the negligence of any Diligence Delivery Preparer in connection with the preparation or furnishing of any of the Property Documents), and Purchaser fully and forever releases, acquits and discharges Seller and each Diligence Delivery Preparer of and from any such claims, actions, causes of action, proceedings or liability, whether known or unknown. Except for any Excepted Claims, this release expressly includes Claims of which Purchaser is presently unaware or which Purchaser does not presently suspect to exist which, if known by Purchaser, would materially affect Purchaser’s release of Seller and the Diligence Delivery Preparers.

(c) To the extent permitted by law, Purchaser agrees, represents and warrants that (i) Purchaser realizes and acknowledges that factual matters now unknown to it may have given or may hereafter give rise to Claims which are presently unknown, unanticipated and unsuspected, (ii) the waivers and releases herein have been negotiated and agreed upon in light of the realization, and (iii) Purchaser nevertheless intends to release, discharge and acquit the Released Parties from any and all Claims, except for Excepted Claims.

6.3. Acceptance of Deed. No agreement, representation or warranty, or covenant made in this Agreement by Seller will survive the Closing and the delivery of the Deed, unless expressly provided otherwise.

ARTICLE VII.

COVENANTS OF SELLER

7.1. Operation of Property. Between the Effective Date and the Closing Date, Seller shall operate and maintain the Property consistent with its standards of operation and maintenance prevailing immediately before the Effective Date. Seller shall not make any material physical alterations to the Property or any portion thereof without Purchaser’s prior written consent, casualty and condemnation excepted. Seller will perform its obligations in all material respects under all Leases, Service Contracts and other agreements that affect the Property. From the Effective Date until Closing, Seller shall maintain fire and extended coverage insurance on the Improvements which is at least equivalent in all material respects to Seller’s insurance policies covering the Improvements as of the Effective Date. From the Effective Date until Closing, Seller shall not transfer or remove any Personal Property that is functioning and is not obsolete as of the Effective Date from the Improvements except for the purpose of repair or replacement thereof, casualty and condemnation excluded. Any items of Personal Property replaced after the Effective Date will be installed prior to Closing and will be of substantially similar or better quality than the item of Personal Property being replaced. To the extent received by Seller, from the Effective Date until Closing, Seller shall promptly deliver to Purchaser copies of written notices under Leases, written notices of lawsuits and written notices of violations affecting the Property.

7.2. Tenant Defaults. Until expiration of the Inspection Period, Seller reserves the right to institute proceedings for eviction or delinquent rent, or both, against any Tenant on any default or failure to perform by any such Tenant before the Closing. No representations have been made and no responsibility is assumed by Seller with respect to the continued occupancy of the Property or any part thereof by any Tenant or Tenants or subtenant or subtenants now or hereafter in possession. The foregoing sentence does not modify Section 4.3(a). Following expiration of the Inspection Period, Seller will not institute any such proceedings against a Tenant or apply any Tenant Deposits; however, Seller may continue to prosecute any proceedings against a Tenant which were commenced prior to the expiration of the Inspection Period. Seller shall notify Purchaser of any actions taken by Seller pursuant to this Section 7.2 prior to the expiration of the Inspection Period.

7.3. Service Contracts/Leases During Inspection Period. Until expiration of the Inspection Period, Seller may, without Purchaser’s consent but with notice to Purchaser, continue to enter into new Service Contracts and to amend existing Service Contracts (collectively, “New Service Contracts”), and to enter into new leases and to amend existing Leases (collectively “New Leases”), with respect to the Property, including agreements to make leasehold improvements and pay leasing commissions. Seller will deliver to Purchaser a copy of each New Service Contract or New Lease and all reasonably related documents (e.g. commission agent agreements) within two (2) Business Days after its execution. Seller will not enter into any New Service Contract or New Lease during the final two (2) Business Days of the Inspection Period. Seller will use commercially reasonable efforts to keep Purchaser informed of Seller’s leasing activity during the Inspection Period, and Seller will provide Purchaser with a copy of any New Lease or New Service Contract not later than one (1) Business Day after Seller enters into same.

7.4. Service Contracts /Leases After Inspection Period. Commencing on the day following expiration of the Inspection Period, Seller will not enter into New Service Contracts or New Leases with respect to the Property, without first obtaining Purchaser’s consent (which consent may be withheld in Purchaser’s sole discretion).

7.5. Purchaser Assumes Costs. Upon Closing, Purchaser will assume all liability for, and shall thereafter pay, all amounts (including tenant concessions and tenant improvement costs and leasing commissions or fees): (i) due under or in connection with any New Service Contract or New Lease entered into in accordance with the terms hereof; and (ii) to the extent provided in the proviso at the end of this Section 7.5, that become payable on or after the Closing Date in connection with any existing Lease or Service Contract and, in the case of any Service Contract, which relate to the period of time following the Closing Date (notwithstanding the fact that such amounts may have been ascertainable before the Closing Date). Notwithstanding the foregoing, (A) Seller shall be responsible for, and shall pay or apply before or at Closing (or, if not paid or applied before or at Closing, grant Purchaser a credit for the amount that has not been paid or applied), any and all leasing commissions, tenant concessions (such as free or abated rent) and tenant improvement costs for the current term for Leases which are in effect as of the Effective Date, including, without limitation, for such items as reflected on the attached Schedule 6, and (B) Purchaser all be responsible for, and shall pay or assume at Closing (i) any obligations which may become due and payable under the Exclusive Listing Agreement and the obligations thereunder, including, without limitation, following the termination of the Exclusive Listing Agreement, in connection with a renewal or expansion of an existing Lease following the Closing, (ii) the Commission Agreements and any amounts payable under the Commission Agreements in connection with a renewal or expansion of an existing Lease following the Closing, (iii) in connection with any agreement entered into under Section 7.3, Section 7.4 or Section 7.9 and (iv) tenant improvement costs due in connection with an extension of an existing lease where such extension term commences after the Closing.

7.6. Tenant Estoppels. For each Tenant under a Lease, Seller will endeavor to obtain an estoppel certificate (a “Tenant Estoppel”) that (1) will be on the form attached to the applicable Lease, if any, or if there is no form attached to the Lease, that will be substantially on the form attached as Exhibit G (provided, however, if any Lease limits the provisions to be included in any estoppel certificate, the form shall be modified accordingly); and (2) will not be materially modified or identify any defaults and will not contain any material economic deviation from the information contained on the form submitted; provided, however, (i) to the extent that the form as so completed requires information not required of a Tenant under the provisions of its Lease, Seller will exercise good faith efforts to obtain an estoppel certificate for such Tenant in the form attached as Exhibit G hereto, or in a form as close thereto as reasonably possible, but in any event an estoppel certificate executed by a Tenant in the form prescribed by its Lease shall constitute a Conforming Estoppel. The addition of a knowledge qualification to a Tenant Estoppel will not cause such Tenant Estoppel to fail to satisfy the requirements for an acceptable Tenant Estoppel for purposes of calculating the Required Estoppel Threshold. In the event Seller fails, for any reason, to deliver to Purchaser the Tenant Estoppels required to satisfy the Required Estoppel Threshold before the Closing, then Seller will not be deemed in default hereunder, and Purchaser’s sole remedy for failure to satisfy the Required Estoppel Threshold will be to terminate this Agreement, whereupon the Title Company will return the Deposit to Purchaser, and the parties will have no further obligations hereunder, except for the Surviving Obligations. No later than fifteen (15) Business Days after the Effective Date, Seller will deliver to Purchaser completed forms of estoppel certificates in the form attached hereto as Exhibit G for all Tenants. Within five (5) Business Days following Purchaser’s receipt thereof, Purchaser will send to Seller notice either (i) approving such forms as completed by Seller, or (ii) setting forth in detail all changes to such forms which Purchaser believes to be appropriate to make the completed forms of estoppel certificates accurate and complete. Seller will make such changes to the extent that Seller agrees such changes are appropriate and such changes do not request more expansive information than is contemplated by Exhibit G. Seller shall diligently pursue Tenant Estoppels from all Tenants, promptly provide Purchaser with copies of all executed Tenant Estoppels upon receipt.

7.7. Service Contracts. At least forty-five (45) days prior to the Closing Date, Purchaser shall notify Seller of any terminable Service Contracts that Purchaser desires Seller to terminate (each, a “Terminated Contract”). Seller shall cause any such Terminated Contracts to be terminated effective as of Closing. Seller shall be responsible for (i) all termination or similar fees payable in connection with such termination and (ii) any amounts accruing under the Terminated Contracts from and after the Closing Date. Seller will not be obligated to terminate, and Purchaser will be obligated to assume, those Service Contracts identified on Schedule 7 as “Must-Take Contracts.”

7.8. Additional Estoppels. Seller shall use commercially reasonable efforts to obtain the following estoppels (collectively, the “Title Estoppels”):

(a) An estoppel certificate from Noble I Atlanta 10th Street, LLC (as successor in interest to Atlanta Midtown Associates) or its successor in interest regarding the Hotel Easement Agreement in the form attached as Exhibit K-1;

(b) An estoppel certificate from Noble I Atlanta 10th Street, LLC or its successor in interest regarding the Hotel Parking Lease in the form attached as Exhibit K-2; and

(c) An estoppel certificate from Peachtree Place Partnership or its successor in interest under and in accordance with Section 4.04 of the Peachtree Place REA in the form attached as Exhibit K-3.

For the avoidance of doubt, receipt of the Title Estoppels shall not be a condition to Purchaser’s obligation to close under this Agreement.

7.9. Post-Closing Retail Leasing Commissions and Development Management.

(a) Purchaser acknowledges that (i) Seller or Jamestown Realty Company L.P. (“Realty”) is currently in discussions with Walgreens Co. or its affiliate (“Walgreens”) about the possibility of Walgreens leasing certain retail space at the Property, and (ii) prior to the Closing Seller or Realty may have discussions with other potential tenants about leasing retail space at the Property. On or before five (5) Business Days prior to the Closing, Seller shall notify Purchaser in writing if Seller or Realty, as applicable, desires to continue as the leasing broker for Purchaser with respect to Walgreens or any other Potential Tenants (as defined below) after the Closing.

(b) If Seller elects, in its sole discretion, to continue as leasing broker, then (a) Seller shall, together or in its notice of such election, identify those potential tenants with whom Seller or Realty has been actively negotiating for leasing of retail space at the Property (such identified potential tenants, the “Potential Tenants”), and (b) subject to Section 7.9 (d), Purchaser shall execute and deliver, and Seller shall cause Realty to execute and deliver, at Closing a commission agreement in the form attached as Exhibit L (each, a “Post-Closing Commission Agreement”), which shall provide, among other things, for the payment of a commission fee to Realty upon the execution of a lease within one (1) year after Closing by and between Purchaser and Walgreens or a Potential Tenant, as applicable, in the amount of up to 7% of the base rent due for the first ten (10) years of lease term and such other amount to be agreed upon in good faith by Seller and Purchaser for any term in excess of such ten (10) year term, it being understood that Seller shall pay the tenant’s broker out of Seller’s share of such commission.

(c) In addition, if Purchaser, in its sole and absolute discretion, enters into a Lease with Walgreens or any other Potential Tenant within one (1) year after Closing, then Purchaser shall promptly notify Seller in writing that such Lease was entered into and provide Seller with a description of any tenant improvement work that Purchaser is required to complete under the Lease. Seller shall notify Purchaser within ten (10) Business Days from and after receipt of Purchaser’s notice if Seller or its affiliate desires to perform development management services with respect to such tenant improvement work. If Seller or its affiliate makes such an election, then subject to Section 7.9 (d), Purchaser and Seller or Seller’s affiliate shall enter into a Construction Management Agreement in the form attached as Exhibit M (the “Construction Management Agreement”).

(d) Notwithstanding the foregoing of this Section 7.9, Seller and Purchaser shall negotiate in good faith revisions to the forms of Post-Closing Commission Agreement or Construction Management Agreement during the Inspection Period, with Purchaser acknowledging that Purchaser’s sole remedy for a failure so to agree upon an acceptable form of Post-Closing Commission Agreement or Construction Management Agreement is to terminate this Agreement in accordance with Section 3.2.

(e) The provisions of this Section 7.9 shall survive Closing.

ARTICLE VIII.

APPORTIONMENTS

8.1 Closing Costs. Seller shall pay the cost of providing the Property Documents, the transfer taxes imposed upon the conveyance of the Property under this Agreement, the cost of recording encumbrance removal documents for which Seller is responsible hereunder, one-half of the escrow fees charged by the Escrow Agent, the attorneys’ fees of Seller, and all other costs and expenses incurred by Seller in closing and consummating the purchase and sale of the Property under this Agreement. Purchaser shall pay the cost of the updated Survey, the costs of any owner’s title insurance premium and title examination fees associated with the Title Policy, the cost of any lender’s title insurance policy, if applicable, the cost of recording the deeds, one-half of the escrow fees charged by the Escrow Agent, the attorneys’ fees of Purchaser and all other costs and expenses incurred by Purchaser in the performance of Purchaser’s due diligence inspection of the Property and in closing and consummating the purchase and sale of the Property under this Agreement.

8.2. Prorations and Credits. The items in this Section 8.2 shall be prorated between Seller and Purchaser or credited, as specified with Seller receiving the benefit of ownership on the Closing Date:

(a) Taxes. All real estate taxes imposed by any governmental authority (“Taxes”) for the year in which the Closing occurs shall be prorated between Seller and Purchaser as of the Closing. If the Closing occurs before the receipt by Seller of the tax bill for the calendar year or other applicable tax period in which the Closing occurs, Taxes shall be prorated for such calendar year or other applicable tax period based upon 105% of the prior year’s tax bill.

(b) Reproration of Taxes. After receipt of final Taxes and other bills, Purchaser shall promptly prepare and present to Seller a calculation of the reproration of such Taxes and other items, based upon the actual amount of such items charged to or received by the parties for the year or other applicable fiscal period. The parties shall make the appropriate adjusting payment between them within thirty (30) days after presentment to Seller of Purchaser’s calculation and appropriate back-up information. Purchaser shall provide Seller with appropriate backup materials related to the calculation, and Seller may inspect Purchaser’s books and records related to the Property to confirm the calculation.

(c) Rents, Income and Other Expenses.

(i) Purchaser will receive a credit for all Rents, if any, paid to Seller by any Tenant to the extent applicable to the period from and after Closing. Rents under the Leases will be adjusted and pro rated on an “if, as and when collected” basis. If, on the Closing Date, there are any unpaid rents for the month of Closing or past due Rents owing by any Tenant for any prior period, Rents collected after the Closing Date from such Tenant will be applied first, to amounts due Purchaser for periods following the month in which the Closing occurred, second, to the month of Closing; third, to amounts due Seller for the month before Closing; and fourth, to amounts due Seller for periods before the month before the Closing occurred. The party receiving such amount shall pay to the other party the portion to which it is entitled, within ten (10) days of its receipt of same.

(ii) Supplementing subsection (a) above, additional or escalation rent based upon: (x) a percentage of sales or (y) Tenant’s share of real estate taxes, operating expenses, common area expenses, labor costs, costs of living indices or porter’s wages (collectively, “Overage Rent”) shall be adjusted and pro rated on an if, as and when collected basis. The following shall apply to the extent Overage Rent is billed on the basis of Landlord’s estimates or an annual budget, which is subject to subsequent reconciliation and readjustment with each such Tenant at the end of the applicable year:

(A) Within five (5) Business Days following the Effective Date, Seller shall provide Purchaser with Seller’s current draft reconciliation statement for calendar year 2012. On or before the date that is five (5) Business Days prior to the expiration of the Inspection Period, Seller shall provide Purchaser with a final reconciliation statement for calendar year 2012. At least two (2) Business Days before the Closing Date, Seller shall provide Purchaser with a reconciliation statement for calendar year 2013 through the end of the calendar month preceding the Closing Date, with all necessary supporting documentation, as to the Overage Rent paid by the Tenants for calendar year 2013. Such reconciliation statement shall indicate any difference between the Overage Rent paid by the Tenants (based on Seller’s annual 2013 budget for real estate taxes and operating expenses and, if applicable, Tenants’ sales reports) and the amount that should have been paid by the Tenants through the Closing Date (based on the actual expenses covering such time period);

(B) If Seller has collected more on account of such Overage Rent than such actual amount for such time period (with it being acknowledged that such calculation shall be made only with respect to actually collected Overage Rent sums for such time period, and not any such sums that may be so receivable from Tenants), then the amount of such difference shall be credited to Purchaser at the Closing;

(C) If Seller has collected less from the Tenants for Overage Rents than the actual amounts for such time period, then Purchaser shall deliver such amounts to Seller as and when collected by Purchaser in accordance with the application process set forth in Section 8.2(c)(i) above; and

(D) Any Seller initially-proposed prorations relating to Overage Rent shall be subject to Purchaser’s review and reasonable approval.

(d) Meter Readings. Seller shall obtain utility meter readings to a date not more than fifteen (15) days before the Closing Date and the unfixed water rates and charges, sewer taxes and rents and gas and electricity charges, if any, based thereon for the intervening time shall be apportioned on the basis of such last readings. If such readings are not obtainable by the Closing Date, then, at the Closing, any water rates and charges, sewer taxes and rents and gas and electricity charges which are based on such readings shall be prorated based upon the per diem charges obtained by using the most recent period for which such readings shall then be available. Upon the taking of subsequent actual readings, the apportionment of such charges shall be recalculated and Seller or Purchaser, as the case may be, promptly shall make any applicable payment to the other based upon such recalculations.

(e) Security Deposits. At the Closing, Seller shall assign and transfer (or credit) to Purchaser any unapplied and unforfeited Security Deposits (together with any refundable interest, if any, thereon) held by them under any Lease. If Seller is holding any Security Deposits in the form of letters of credit, Purchaser will not receive a credit for such Security Deposits. Purchaser will indemnify and hold Seller harmless and free from any liability with respect to (i) security deposits turned over or credited to Purchaser and (ii) security deposits in the form of letters of credit. Seller shall reasonably cooperate with Purchaser to cause Security Deposits that are in the form of letters of credit to be transferred or re-issued to Purchaser as set forth in Section 4.2(a)(xvii) above, and, until such transfer or re-issuance, Seller shall, as Purchaser’s agent and at its request, draw on any letter of credit in accordance with the applicable Lease and deliver the proceeds to Purchaser. In the event Purchaser makes such a request, and Seller effects a draw on the letter of credit and delivers the applicable proceeds to Purchaser, Purchaser agrees to indemnify, defend, and hold Seller harmless from any claims arising from such draw, including any assertion by a tenant that such draw was wrongful or a breach of the applicable lease, which indemnification shall be inclusive of reasonable attorney’s fees. The obligations of Seller and Purchaser under this Section 8.2(e) shall survive the Closing and the delivery of the Deed.

(f) Insurance Policies. No insurance policies of Seller are to be transferred to Purchaser, and no apportionment of the premiums shall be made.

(g) Other Items. Other revenues and expenses from the operation of the Properties will be prorated as of the Closing Date in a manner customary in the respective jurisdiction.

Seller shall deliver to Purchaser at least three (3) days prior to the Closing Date a draft Settlement Statement including draft prorations. If a net amount is owed by Seller to Purchaser as of Closing pursuant to this Section 8.2, such amount shall be credited against the Purchase Price at Closing. If a net amount is owed by Purchaser to Seller as of Closing pursuant to this Section 8.2, such amount shall be paid together with the Purchase Price at Closing. Upon written request of either party to the other delivered on or before April 30, 2014 (the “Final Adjustment Date”), Overage Rent shall be reprorated as of Closing. Additionally, all other adjustments or prorations which were incorrectly made at the Closing or which could not be calculated based upon the actual numbers as of the Closing due to the lack of actual statements, bills or invoices for the current period or any other reason shall be determined and adjusted as of the Closing Date on or before the Final Adjustment Date (the “Final Closing Adjustment”). No later than seven (7) days after the Final Closing Adjustment, Seller or Purchaser, as applicable, shall pay to the other any net adjustment in favor of the other in cash. The Final Closing Adjustment shall be conclusive and binding upon Purchaser and Seller, and Purchaser and Seller hereby waive any right to contest after the Final Closing Adjustment any prorations, apportionments or adjustments to be made pursuant to this Section. This Section survives the Closing.

ARTICLE IX.

CASUALTY AND CONDEMNATION

9.1. Casualty. If the Property is damaged or destroyed by fire or other casualty before the Closing then promptly after Seller becomes aware of the damage or destruction Seller will notify Purchaser thereof (the “Damage Notice”). If (a) the cost of repair is less than $10,000,000.00 and (b) no Major Tenant is entitled to terminate its Lease as a result of such damage, and (c) repairs will, in Seller’s reasonable estimation, take less than six (6) months to effectuate, Closing will proceed in accordance with the terms of this Agreement for the full Purchase Price, notwithstanding the damage or destruction; provided, however, that Seller will pay or assign to Purchaser at Closing all insurance proceeds, if any, resulting from such casualty damage (net of costs of collection and costs applied to repair) and credit to Purchaser any applicable deductible amounts under the insurance policies pursuant to which the insurance proceeds are paid or assigned. If (a) the cost of repair is equal to or greater than $10,000,000.00, (b) any Major Tenant is entitled to terminate its Lease as a result of such damage, or (c) if repair will, in Seller’s reasonable estimation, take six (6) months or longer to effectuate, Purchaser may elect to terminate this Agreement by delivering written notice to Seller within ten (10) days after the date of the Damage Notice (and Closing will be extended as needed to provide for such 10-day period), in which event the Deposit will be refunded and the parties shall have no further liability hereunder, except for the Surviving Obligations. If Purchaser does not elect to terminate this Agreement within the 10-day period, Closing will proceed in accordance with the terms of this Agreement for the full Purchase Price, notwithstanding the damage or destruction and Seller will pay or assign to Purchaser at Closing all insurance proceeds, if any, resulting from the casualty (net of costs of collection and costs applied to repair) and credit to Purchaser any applicable deductible amounts under the insurance policies pursuant to which the insurance proceeds are paid or assigned.

9.2. Condemnation. If, before the Closing, a condemnation or eminent domain proceeding (“Taking”) is commenced against the Property, Seller will give Purchaser notice within ten (10) days after Seller receives notice that the proceeding has commenced.

(a) If the Taking is a Material Taking (as hereinafter defined), Purchaser may, by written notice to Seller (“Taking Notice”) elect to terminate this Agreement, in which event the Deposit will be refunded and the parties shall have no further liability hereunder, except for the Surviving Obligations. Such Taking Notice shall be sent no later than thirty (30) days after receipt of Seller’s notice, time being of the essence, or such sooner period of time if the Closing is less than thirty (30) days after receipt of Seller’s notice. For purposes of this Agreement, a “Material Taking” shall be a Taking which: (i) causes a material reduction in size of the Property or materially interferes with the planned use and operation of the Property; (ii) entitles a Major Tenant to terminate its Lease; or (iii) materially affects ingress and egress to and from the Property;

(b) If the Taking is not a Material Taking or if it is a Material Taking and Purchaser does not give Seller a Taking Notice in accordance with Section 9.2(a), Purchaser will complete the transaction contemplated in this Agreement without abatement or reduction in the Purchase Price, and Seller shall assign to Purchaser all rights, if any, to receive the award payable as a result of such proceeding.

ARTICLE X.

DEFAULT AND REMEDIES

10.1. Default by Seller. In the event of any material default by Seller under this Agreement, then Purchaser, as its sole and exclusive remedy, may elect either to: (i) terminate this Agreement and receive a refund of the Deposit in full consideration of any Claims Purchaser may have against Seller; or

(ii) to commence within thirty (30) days after the date the Closing was to have occurred and diligently prosecute an action for specific performance. If Purchaser timely files an action for specific performance following such a material default by Seller, and an action for specific performance is not an available remedy or such action is unsuccessful, then the Deposit will be returned to Purchaser and the parties released from their obligations under this Agreement (except for the Surviving Obligations). Under no circumstances will Purchaser have available to it an action at law or otherwise for damages of any kind (including, without limitation, consequential, special or punitive damages), except as expressly set forth in this Agreement; provided, however, that in the event Purchaser terminates this Agreement as a result of Seller’s default, Seller shall reimburse Purchaser for Purchaser’s third party out of pocket costs and expenses in an amount equal to the lesser of (a) $100,000 in the aggregate, or (b) the amount of all third- party out-of-pocket costs and expenses actually incurred by Purchaser in connection with this Agreement and the Property. Nothing contained in this Section 10.1 shall limit Purchaser’s rights or remedies with respect to Surviving Obligations including, without limitation, Purchaser’s indemnity rights under Section 11.2. Purchaser’s rights under this Section 10.1 shall not be available at any time Purchaser is in default under this Agreement.

10.2. Default by Purchaser. If Purchaser fails to consummate this Agreement for any reason other than Seller’s material default or the permitted termination of this Agreement by either Seller or Purchaser as provided for in this Agreement, Seller will be entitled, as its sole and exclusive remedy, to terminate this Agreement and to receive and retain the Deposit as liquidated damages for the breach of this Agreement. Purchaser and Seller agree that the actual damages to Seller in the event of such breach are impractical to ascertain and Seller’s receipt of the Deposit is intended not as a penalty, but as full liquidated damages pursuant to O.C.G.A.§13-6-7. Notwithstanding the foregoing, Seller shall retain all its rights pursuant to this Agreement, at law or in equity, and nothing contained in this Section 10.2 will limit the liability of Purchaser under, (i) any indemnity provided by Purchaser under this Agreement; (ii) any of the documents and instruments executed and deliver to Seller pursuant to the terms and conditions of this Agreement; or (iii) any actions commenced after Closing or termination with respect to any Surviving Obligations.

10.3. Notice of Default; Opportunity to Cure. Neither Seller nor Purchaser shall be deemed to be in default hereunder until and unless such party has been given written notice of its failure to comply with the terms of this Agreement and thereafter does not cure such failure within five (5) Business Days after receipt of such notice; provided, however, that this Section 10.3 (i) shall not apply to Purchaser’s failure to deliver all or any part of the Deposit or the Purchase Price on the date required under this Agreement or to a party’s failure to make any deliveries required of such party on the Closing Date, and, accordingly, (ii) shall not have the effect of extending the Closing Date or the due date of the Deposit or the Purchase Price.

ARTICLE XI.

MISCELLANEOUS

11.1. Further Assurances. The parties shall execute such instructions to the Escrow Agent and the Title Company and such other instruments and to do such further acts as may be reasonably necessary to carry out the provisions of this Agreement.

11.2. Brokers. Each party represents to the other party that it dealt with no broker, finder or like agent in connection with this Agreement or the transactions contemplated in this Agreement other than the Broker. Seller shall be responsible for paying any commissions or other amounts due to the Broker in connection with the Closing. Each party shall indemnify, defend and hold harmless the other from and against any loss, liability or expense, including, reasonable attorneys’ fees, arising out of any claim or claims for commissions or other compensation for bringing about this Agreement or the transactions contemplated in this Agreement made by any other broker, finder or like agent, if such claim or claims are based in whole or in part on dealings with the indemnifying party.

11.3. Publicity. Seller and Purchaser agree that, prior to Closing, except as required by any applicable laws or regulations, including, without limitation, the rules and regulations of the Securities and Exchange Commission or of any stock exchange or other regulatory authority applicable to any of them, no party shall, with respect to this Agreement and the transactions contemplated in this Agreement, make any public pronouncements, issue press releases or otherwise furnish information regarding this Agreement or the transactions contemplated to any third party (other than the parties’ attorneys, accountants, other advisors and direct and indirect investors and lenders and, in the case of Seller, the Current Owner) without the consent of the other party, which consent shall not be unreasonably withheld. No party may record this Agreement or any notice of this Agreement.

11.4. Notices.

(a) Means of Delivery. Any notice required or permitted to be given hereunder must be in writing and shall be deemed to be given (i) upon confirmed receipt if given by facsimile transmission, provided that (A) such transmission is completed at or before 6:00 p.m. Eastern Time on the date transmitted, and (B) an original of such notice is also delivered pursuant to one of the methods described in Sections 11.4(a)(iii) and 11.4(a)(iv) below, for scheduled delivery on the next Business Day, (ii) upon transmission if given by electronic mail, provided that (A) such transmission is completed at or before 6:00 p.m. Eastern Time on the date transmitted, (B) the sender receives no notice that transmission was unsuccessful, and (C) an original of such notice is also delivered pursuant to one of the methods described in Sections 11.4(a)(iii) and 11.4(a)(iv) below, for scheduled delivery on the next Business Day, or (iii) one (1) Business Day after pickup by United Parcel Service (Overnight) or UPS, or another similar overnight express service, or (iv) upon receipt if delivered by local messenger.

(b) Notice Addresses. All such notices shall be addressed,

If to Seller, to:

c/o JAMESTOWN

One Overton Park, Twelfth Floor

3625 Cumberland Boulevard

Atlanta, Georgia 30339

Attn: Shak Presswala and Gretchen Nagy, Esq. Fax No.: (770) 805-1001

Email: Shak.Presswala@JamestownLP.com and

Gretchen.Nagy@JamestownLP.com

with a copy to:	King & Spalding LLP 1180 Peachtree Street Atlanta, Georgia 30309 Attn: Joshua M. Kamin and Emily Sweitzer Fax No.: (404) 572-5131 Email: JKamin@kslaw.com and ESweitzer@kslaw.com

If to Purchaser, to:	Franklin Street Properties Corp. 401 Edgewater Place, Suite 200 Wakefield, Massachusetts 01880-6210 Attn: Jeffrey B. Carter Fax No: (781) 246-2807 Email: jcarter@franklinstreetproperties.com

with a copy to:	Venable LLP 1270 Avenue of the Americas New York, New York 10020 Attn: Brian N. Gurtman, Esq. Fax No: (212) 307-5598 Email: bgurtman@venable.com

If to the Escrow Agent or the Title Company to:	Before March 18, 2013 Chicago Title Insurance Company 200 Galleria Parkway, Suite 2060 Atlanta, Georgia 30339 Attn: Angela E. Yarbrough Fax No.: (678) 213-1665 Email: Angie.Yarbrough@fntg.com

On or after March 18, 2013 Chicago Title Insurance Company 5655 Glenridge Connector, Suite 300 Atlanta, Georgia 30319 Attn: Angela E. Yarbrough Fax No.: (678) 213-1665 Email: Angie.Yarbrough@fntg.com

(c) Change of Address. By notice given as herein provided, the parties and their respective successor and assigns shall have the right from time to time to change their respective addresses effective upon receipt by the other parties of such notice.

(d) Notice by Attorneys. The attorneys for any party may give notices on behalf of the party whom they represent.

11.5. Waivers, Etc. Any waiver of any term or condition of this Agreement, or of the breach of any covenant, representation or warranty contained herein, in any one instance, shall not operate as or be deemed to be or construed as a further or continuing waiver of any other breach of such term, condition, covenant, representation or warranty or any other term, condition, covenant, representation or warranty, nor shall any failure at any time or times to enforce or require performance of any provision of this Agreement operate as a waiver of or affect in any manner such party’s right at a later time to enforce or require performance of such provision or any other provision of this Agreement. This Agreement may not be amended, nor shall any waiver, change, modification, consent or discharge be effected, except by an instrument in writing executed by or on behalf of the party against whom enforcement of any amendment, waiver, change, modification, consent or discharge is sought.

11.6. Assignment; Successors and Assigns. This Agreement and all rights and obligations hereunder shall not be assignable by Purchaser without the written consent of Seller; provided, however, that Purchaser shall have the right to assign this Agreement, in whole or part, to one or more Permitted Assignees of Purchaser without the consent of (but with notice to) Seller. Notwithstanding any provision in this Agreement to the contrary, any permitted assignment by Purchaser (i) shall be made pursuant an assignment and assumption agreement in form reasonably acceptable to Seller under which Purchaser assigns to the Permitted Assignee all of Purchaser’s right, title and interest in and to the Deposit, and provides for the assumption by the Permitted Assignee, for the benefit of Seller as a third-party beneficiary, of all of Purchaser’s obligations under this Agreement, and (ii) shall not relieve Purchaser of any of its obligations and liabilities hereunder, including obligations and liabilities which survive the Closing or the termination of this Agreement. This Agreement shall be binding upon and shall inure to the benefit of the parties and their respective legal representatives, successors and permitted assigns. This Agreement is not intended and shall not be construed to create any rights in or to be enforceable in any part by any Persons other than Seller and Purchaser except as specifically contemplated herein.

11.7. Entire Agreement; Severability. This Agreement constitutes the entire agreement of the parties with respect to the subject matter of this Agreement and shall supersede and take the place of any other instruments purporting to be an agreement of the parties relating to the subject matter of this Agreement. If any provision of this Agreement shall be held or deemed to be, or shall in fact be, invalid, inoperative or unenforceable as applied to any particular case in any jurisdiction or jurisdictions, or in all jurisdictions or in all cases, because of the conflict of any provision with any constitution or statute or rule of public policy or for any other reason, such circumstance shall not render the provision or provisions in question invalid, inoperative or unenforceable in any other jurisdiction or in any other case or circumstance or otherwise render any other provision or provisions herein contained invalid, inoperative or unenforceable to the extent that such other provisions are not themselves actually in conflict with such constitution, statute or rule of public policy, but this Agreement shall be reformed and construed in any such jurisdiction or case as if such invalid, inoperative or unenforceable provision had never been contained herein and such provision reformed so that it would be valid, operative and enforceable to the maximum extent permitted in such jurisdiction or in such case.

11.8. Counterparts, Etc. This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Any such counterparts may be delivered by facsimile or e-mail or in .pdf format, and all such counterparts so delivered shall be treated as original documents for all purposes.

11.9. Performance on Business Days. In the event the date on which performance or payment of any obligation of a party required hereunder or the last day of any time period during which an objection, termination, or other notice is permitted or required to be delivered hereunder is other than a Business Day, the time for payment, performance or delivery shall automatically be extended until 6:00 pm, Eastern time, on the first (1st) Business Day following such date.

11.10. Attorneys Fees. Notwithstanding anything contained herein to the contrary, if any lawsuit or arbitration or other legal proceeding arises in connection with the interpretation or enforcement of this Agreement, the prevailing party therein shall be entitled to receive from the other party the prevailing party’s costs and expenses, including reasonable attorneys’ fees incurred in connection therewith, in preparation therefor and on appeal therefrom, which amounts shall be included in any judgment therein.

11.11. Article, Section and Other Headings and References. The headings contained in this Agreement are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement. All references to particular Sections and Articles refer to the applicable Sections and Articles of this Agreement unless otherwise expressly stated.

11.12. Time of Essence. Time shall be of the essence with respect to the performance of each and every covenant and obligation, and the giving of all notices, under this Agreement.

11.13. GOVERNING LAW; JURISDICTION. THIS AGREEMENT IS TO BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF GEORGIA WITHOUT REGARD TO THE PRINCIPLES OF CONFLICT OF LAWS. THE PARTIES IRREVOCABLY AND UNCONDITIONALLY CONSENT TO AND SUBMIT TO THE SOLE AND EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF GEORGIA OR THE FEDERAL COURTS SITTING IN GEORGIA FOR ANY LAWSUITS, ACTIONS OR OTHER PROCEEDINGS ARISING OUT OF OR RELATED TO THIS AGREEMENT AND AGREE NOT TO COMMENCE ANY LAWSUIT, ACTION OR OTHER PROCEEDING EXCEPT IN SUCH COURTS.

11.14. WAIVER OF JURY TRIAL. PURCHASER AND SELLER EACH UNCONDITIONALLY WAIVES ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT, ANY OF THE DOCUMENTS RELATED TO THIS AGREEMENT, ANY DEALINGS BETWEEN PURCHASER AND SELLER RELATING TO THE SUBJECT MATTER OF THIS AGREEMENT OR ANY RELATED TRANSACTIONS, AND/OR THE RELATIONSHIP THAT IS BEING ESTABLISHED BETWEEN PURCHASER AND SELLER HEREUNDER.

11.15. Limitation on Liability. No member, partner, director, officer, shareholder, employee, advisor, agent, attorney, or manager in or of Seller has any personal liability, directly or indirectly, under this Agreement. Purchaser and Purchaser’s successors and assigns and all other interest parties are entitled only to, and shall only, look to Seller’s interest in the Property (and the proceeds of such interest) for the payment of any claim or for any performance, and Purchaser waives all other rights under this Agreement. These limitations are in addition to, and not in limitation of, any other Seller limitation of liability.

11.16. No Third Party Beneficiary. The provisions of this Agreement and of the documents to be executed and delivered at Closing are and will be for the benefit of Seller and Purchaser (and its Permitted Assignee) only and are not for the benefit of any third party, and accordingly, no third party shall have the right to rely on or enforce the provisions of this Agreement or of the documents to be executed and delivered at Closing, except as provided in Sections 6.2 and 11.15.

11.17. Confidentiality Agreement. Purchaser or its affiliate or representative has entered into a Principal Confidentiality Agreement, dated as of the Effective Date, for the benefit of Broker and Seller (the “Confidentiality Agreement”). The Confidentiality Agreement shall be binding on Purchaser, shall continue in full force and effect following the execution of this Agreement, and shall survive Closing or termination of this Agreement in accordance with its terms. A default by Purchaser or its affiliate or representative, if applicable, under the Confidentiality Agreement shall be deemed a default by Purchaser under this Agreement.

11.18. Survival. Except as expressly provided herein, no representation, warranty, covenant or other obligation of any party hereunder shall survive the Closing or termination of this Agreement. All of the provisions of this Article XI shall survive the Closing or the earlier termination of this Agreement.

11.19. Audit. Within ninety (90) days after the Closing, Purchaser may, at its sole cost and expense, cause an independent accounting firm to prepare and deliver to Purchaser (and Seller if requested by Seller in writing) an audit of the historical statement of revenues and direct operating expenses of the Property (the “Audit”) for the calendar years 2011, 2012 and 2013 (through the date of Closing). In connection with the Audit, Seller acknowledges and agrees that (i) the Audit may be included in any filing or filings, as the case may be, that Purchaser (or any affiliate of Purchaser) is required to file with the Securities and Exchange Commission, (ii) it will reasonably cooperate with Purchaser and its independent accounting firm, and (iii) it will consent to the retention of Seller’s independent accounting firm by Purchaser (or any affiliate of Purchaser) to prepare and deliver the Audit; all of (i), (ii) and (iii) at no cost, liability or expense to Seller. The provisions of this Section 11.19 shall survive the Closing.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as a sealed instrument as of the Effective Date.

SELLER:

JAMESTOWN 999 PEACHTREE, L.P.,
a Delaware limited partnership

By:	JT 999 Peachtree Corp.,
a Georgia corporation,
its general partner

By: /s/ Matthew M. Bronfman_______________
Name: Matthew M. Bronfman
Title: President

Signature Page to Purchase and Sale Agreement - 999 Peachtree

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as a sealed instrument as of the Effective Date.

SELLER:

JAMESTOWN 999 PEACHTREE, L.P.,
a Delaware limited partnership

By:	JT 999 Peachtree Corp.,
a Georgia corporation,
its general partner

By: ________________________
Name: Matthew M. Bronfman
Title: President

PURCHASER:

FSP 999 P EACHTREE STREET LLC,
a Delaware limited liability company

By:	/s/ George J. Carter
Name: George J. Carter
Title: President

ESCROW AGENT:

THE UNDERSIGNED ACKNOWLEDGES AND AGREES TO BE BOUND BY THE PROVISIONS OF SECTION 2.3 OF THE FOREGOING AGREEMENT.

CHICAGO TITLE INSURANCE COMPANY

By:	______________________________________
Name: ____________________________
Title: ____________________________

Signature Page to Purchase and Sale Agreement - 999 Peachtree

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as a sealed instrument as of the Effective Date.

SELLER:

JAMESTOWN 999 PEACHTREE, L.P.,
a Delaware limited partnership

By:	JT 999 Peachtree Corp.,
a Georgia corporation,
its general partner

By: _______________________
Name: Matthew M. Bronfman
Title: President

PURCHASER:

FSP 999 P EACHTREE STREET LLC,
a Delaware limited liability company

By:	_____________________________
Name: George J. Carter
Title: President

ESCROW AGENT:

THE UNDERSIGNED ACKNOWLEDGES AND AGREES TO BE BOUND BY THE PROVISIONS OF SECTION 2.3 OF THE FOREGOING AGREEMENT.

CHICAGO TITLE INSURANCE COMPANY

By:	/s/ P. Andrew Baker
Name: P. Andrew Baker
Title: V.P.____________

Signature Page to Purchase and Sale Agreement - 999 Peachtree

SCHEDULE 1

DEFINITIONS

The following capitalized terms have the following meanings in this Agreement:

“Agreement” means this Purchase and Sale Agreement, together with all of the attached Schedules and Exhibits, as it and they may be amended, modified or supplemented from time to time as herein provided.

“Broker” means Eastdil Secured, L.L.C.

“Building” means the office building known as 999 Peachtree, which is located on a portion of the Land.

“Business Day” means any day other than a Saturday, Sunday or any other day on which banking institutions in the State of Georgia are authorized by law or executive action to close.

“Claims” means any and all costs, losses, claims, liabilities, damages, expenses, demands, debts, controversies, claims, actions or causes of actions.

“Closing” means the consummation and closing of the purchase and sale of the Property and the other transactions contemplated by this Agreement.

“Closing Date” means July 1, 2013.

“Construction Services Agreement” means that certain Construction Services Agreement, dated as of August 2010 by and between Jamestown Commercial Management Company, L.P. on behalf of Seller and Cousins Properties Services LLC, as assigned to Cushman & Wakefield of Georgia, Inc. by that certain Bill of Sale, Assignment and Assumption Agreement dated September 28, 2012 by and between Cousins Properties Services LLC, Cousins Properties Incorporated and Cushman & Wakefield, Inc.

“Datasite” shall mean the electronic datasite established and maintained by Broker with respect to the Property.

“Diligence Delivery Preparers” means, collectively, Seller, its agents, consultants, contractors or any other Persons who prepared or furnished any of the Property Documents.

“Environmental Laws” means all laws, ordinances, statutes, codes, rules, regulations, agreements, judgments, orders and decrees, now or hereafter enacted, promulgated or amended, of the United States, the states, the counties, the cities or any other political subdivision, agency or instrumentality exercising jurisdiction over the owner of the Property, the Property or the use of the Property, relating to pollution, the protection or regulation of human health, natural resources, or the environment, or the emissions, discharge, release or threatened release or pollutants, contaminants, chemicals, or industrial, toxic or hazardous substances or waste or Hazardous Materials into the environment (including ambient air, surface water, ground water, land or soil). Environmental Laws include, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (42

U.S.C. §9602 et seq.) and the Resource Conservation and Recovery Act, as amended (42 U.S.C. §6901 et seq.)

“Escrow Agent” means Chicago Title Insurance Company.

Schedule 1

“Escrow Agreement” means that certain agreement by and among Seller, Purchaser and Escrow Agent in the form attached as Exhibit H, as such agreement may be amended or supplemented from time to time.

“Excepted Claims” means, subject to the limitations set forth in Section 5.4, including, without limitation, the Cap, the Threshold and the Survival Period, Claims arising out of a breach of Seller’s representations and warranties made by Seller to Purchaser in Section 5.1 or 11.2 of this Agreement or in the Seller’s Closing Deliveries.

“Excluded Property” means, collectively, (i) cash, cash equivalents, bank accounts, marketable securities and the like (other than Security Deposits to the extent provided herein); (ii) any fixtures, furniture, furnishings, equipment or other personal property (including, without limitation, trade fixtures in, on, around or affixed to the Property) owned or leased by any Tenant, vendor, manager, licensee or subtenant at the Property (provided that Seller shall convey to Purchaser all of Seller’s right, title and interest, if any, in and to such fixtures, furniture and equipment); and (iii) any rights to trademarks, trade names or other intellectual property of any kind (other than the right to use the name “999 Peachtree,” as to which Seller makes no representation or warranty); provided that Seller shall arrange to transfer the website domain www.999peachtreestreet.com and any other website domain name owned by Seller and relating to the Property, to Purchaser at Closing.

“Exclusive Listing Agreement” means that certain Leasing Services Agreement dated April 1, 2008 by and between Seller and Cousins Properties Services, LLC, as assigned to Cushman & Wakefield of Georgia, Inc. by that certain Bill of Sale, Assignment and Assumption Agreement dated September 28, 2012 by and between Cousins Properties Services LLC, Cousins Properties Incorporated and Cushman & Wakefield, Inc.

“Hazardous Materials” means any chemical, substance, material, controlled substance, object, condition, waste, living organisms or combination thereof which is or may be hazardous to human health or to the environment due to its radioactivity, ignitability, corrosiveness, reactivity, explosivity, toxicity, carcinogenicity, mutagenicity, phytotoxicity, infectiousness or other harmful or potentially harmful properties or effects, including, without limitation, petroleum hydrocarbons and petroleum products, lead, asbestos, radon, polychlorinated biphenyls (PCBs) and all of those chemicals, substances, materials, controlled substances, objects, conditions, wastes, living organisms or combinations thereof in quantities which are now listed, defined or regulated in any manner by any federal, state or local law based upon, directly or indirectly, such properties or effects.

“Hotel Easement Agreement” means that certain Agreement for Easements and Maintenance between Atlanta Midtown Associates and 999 Peachtree Associates, Ltd., dated September 18, 1986, recorded in Deed Book 10336, Page 70, Fulton County, Georgia records, as amended by First Amendment to Agreement for Easements and Maintenance dated September 18, 1986, recorded in Deed Book 13773, Page 35, aforesaid records, as affected by that certain letter agreement dated August 29,

2012 by and between Seller and Noble I Atlanta 10th Street, LLC, as further affected by that certain letter agreement dated February 4, 2013 by and between Seller and Noble I Atlanta 10th Street, LLC.

“Hotel Parking Agreement” means that certain Parking Lease Agreement by and between Atlanta Midtown Associates and 999 Peachtree Associates, Ltd., dated September 18, 1986, recorded in Deed Book 10336, Page 107, Fulton County, Georgia records, as amended by that certain Amendment to Parking Lease Agreement by and between Jamestown 999 Peachtree, L.P. and Noble I Atlanta 10th Street, LLC, dated September 1, 2012, recorded in Deed Book 51713, Page 681, aforesaid records.

“Improvements” means the buildings, parking deck, structures, improvements and real property fixtures located on the Land, including the Building. The adjacent parking deck of The Metropolis Condominium is not included in the Improvements or the Property, although portions of such parking deck are subject to the Metropolis Parking Lease.

“Inspection Period” means the period commencing on the Effective Date and ending at 11:59PM Atlanta, Georgia local time on the date which is thirty (30) days following the Effective Date.

“Intangible Property” means all intangible property relating to the Land or Improvements, including, without limitation, Licenses and Permits, all plans and specifications, architectural drawings, warranties, guaranties, consents, authorizations, entitlements, waivers, and variances in connection with the Land, the Improvements or the Personal Property. Seller’s obligation (if any) to deliver Intangible Property to Purchaser at Closing will be limited to such Intangible Property as is in Seller’s possession or control, and shall include the website domain name www.999peachtreestree.com and any other website domain name owned by Seller relating to the Property. Excluded Property is not part of the Intangible Property.

“Land” means the parcel of land described in Schedule 2, together with all appurtenances, easements, common elements and rights of way related to such parcels of land and buildings, including, without limitation, all of Seller’s right, title and interest in and to any adjacent streets, alleys or rights of way.

“Leases” means all leases (including occupancy agreements) for real property pertaining to the Property to which Seller is a party or which Seller has assumed.

“Licenses and Permits” means all certificates of occupancy, licenses, permits, approvals, registrations, authorizations, use agreements, orders, or approvals of governmental agencies relating to the ownership, construction, use, management, operation, or enjoyment of the Property. Seller’s obligation (if any) to deliver Licenses and Permits to Purchaser at Closing will be limited to such Licenses and Permits as are in Seller’s possession and control.

“Metropolis Parking Lease” means that certain Parking Lease Agreement dated as of April 6, 2010 by and between Jamestown Metropolis, L.P., as landlord, and Seller, as tenant, as amended by that certain First Amendment to Parking Lease Agreement dated [ ], 2013.

“Peachtree Place REA” means that certain Reciprocal Easement Agreement dated as of August 11, 1989 by and between Peachtree Place Partnership and 999 Peachtree Associates, L.P., recorded in Deed Book 13236, Page 161, Fulton County, Georgia records.

“Permitted Assignees” means an entity controlling, controlled by or under common control with Purchaser.

“Permitted Exceptions” means, collectively, (a) liens for taxes, assessments and governmental charges not yet due and payable or due and payable but not yet delinquent, (b) the Leases, (c) any matter voluntarily imposed or consented to in writing by Purchaser before Closing, (d) laws and governmental regulations, including all building codes, zoning regulations and ordinances, that affect the use, operation and maintenance of the Property, (e) items that may be shown on an accurate and current survey or inspection of the Property (except to the extent the same constitute Objections which Seller has agreed to cure pursuant to Section 3.3), and (f) the matters which are accepted as or deemed to be Permitted Exceptions under Section 3.3.

“Person” means an individual, partnership, joint venture, corporation, limited liability company, real estate investment trust, any other form of business association or organization, and/or any government or governmental authority.

“Personal Property” means all tangible personal property upon the Land or within the Improvements owned by Seller and used in connection with the operation of such Land and the Improvements. Excluded Property is not part of Personal Property.

“Post-Closing Commission Obligations” means any obligations which are the responsibility of Purchaser pursuant to the provisions of Section 7.5 of the Agreement.

“Property” means (i) the Land and the Improvements and (ii) all of Seller’s right, title and interest in and to the Leases, Security Deposits, Metropolis Parking Lease, Personal Property, Intangible Property and Service Contracts, but excluding the Excluded Property.

“Property Documents” has the meaning given to it in Exhibit I.

“Property Management Agreement” means that certain Property Management Agreement by and between Seller and Jamestown Commercial Management Company, L.P. dated August 10, 2010.

“Released Parties” means Seller and Seller’s employees, officers, directors, trustees, shareholders, members, partners, representatives, agents, servants, attorneys, affiliates, parents, subsidiaries, successors and assigns, and all Persons acting on its behalf.

“Rents” means rents, including base rents, escalations, additional rent and percentage rent under the Leases.

“Security Deposits” means any refundable security deposits, rent or damage deposits or similar amounts, including without limitation, any letters of credit or similar financial instruments (other than rent paid for the month in which the Closing occurs), and other forms of credit enhancements, with respect to any of the Leases.

“Service Contracts” means all of the contracts and agreements to which Seller (directly or through its property manager) is a party relating to the upkeep, repair, maintenance or operation (but not management or leasing) of the Property.

“Surviving Obligations” means the liabilities and obligations of Purchaser or Seller which expressly survive the Closing or the termination of this Agreement, as applicable.

“Tenant” means the tenant, subtenant or other occupant under a Lease. “Title Company” means Chicago Title Insurance Company.

“Title Policy” means an ALTA Form 2006 owner’s title insurance policy for the Property.

SCHEDULE 2

THE LAND

ALL that tract or parcel of land lying and being in Land Lot 106 of the 17th Land District, City of Atlanta, Fulton County, Georgia, said tract or parcel of land being more fully shown and designated on a plat of survey prepared by Valentino and Associates, Inc., (Job #26060; Drawing/File #26060), bearing·the seal of Glenn A. Valentino, Ga.Registered Land Surveyor #2528, and being more particularly described, with bearings relative to Grid North, Georgia West Zone, as follows:

BEGINNING at a PK nail set at the intersection of the easterly right-of-way line of Peachtree Street (apparent 60' r/w) and the southerly right-of-way line of 1Oth Street (72' r/w at this point).

THENCE proceeding along said southerly right-of-way line of 1Oth Street North 87 degrees 13 minutes 57 seconds East for a distance of 95.35 feet to a PK nail set;

THENCE departing said southerly right-of-way line of 10th Street, South 04 degrees 40 minutes 17 seconds West for a distance of 60.89 feet to a PK nail set;

THENCE South 85 degrees 19 minutes 43 seconds East for a distance of 66.34 feet to a PK nail set; THENCE South 04 degrees 36 minutes 03 seconds West for a distance of 12.00 feet to a PK nail set;

THENCE South 85 degrees 27 minutes 13 seconds East for a distance of 31.67 feet to an "X" mark found;

THENCE South 04 degrees 42 minutes 05 seconds West for a distance of 4.98 feet to a 1/2"iron pin set;

THENCE South 85 degrees 22 minutes 03 seconds East for a distance of 30.29 feet to an "X" mark found; ·

THENCE South 04 degrees 39 minutes 30 seconds West for a distance of 23.60 feet to an "X" mark found;

THENCE South 85 degrees 20 minutes 31 seconds East for a distance of 173.01 feet to an PK nail set on the westerly right-of-way line of Juniper Street (apparent 60' r/w);

THENCE proceeding along said westerly right-of-way line of Juniper Street along a curve to the left having a radius of 8008.01 feet for an arc distance of 216.03 feet (said arc being subtended by a chord of South 03 degrees 17 minutes 31 seconds West for a distance of 216.02) feet to a PK nail set;

THENCE departing said westerly right-of-way line of Juniper Street North 85 degrees 25 minutes 28 seconds West for a distance of 400.56 feet to an PK nail set on the easterly right-of-way line of Peachtree Street;

THENCE proceeding along said easterly right-of-way line of Peachtree Street North 04 degrees 34 minutes 32 seconds East for a distance of 305.63 feet to a PK nail set, said PK nail set being the POINT OF BEGINNING.

Said tract or parcel of land contains 2.280 acres or 99,297 square feet.

LESS AND EXCEPT FROM THE ABOVE-DESCRIBED PROPERTY THE FOLLOWING:

ALL of the air space over and above (but not below} a horizontal plane, the elevation of which is 968.0 feet above mean sea level and below and under (but not above) 993.0 feet above mean sea level, as established by the official United States Coast and Geodetic Survey in effect as of the date hereof, which air space is further described in Deed Book 10336, Page 91, Fulton County, Georgia Records, and is located directly above the following described property:

All that tract or parcel of land lying and being in Land Lot 106 of the 17th Land District, City of Atlanta, Fulton County, Georgia, said tract or parcel of land being more fully shown and designated as "Air Rights Parcel" on a plat of survey prepared by Valentino and Associates, Inc., (Job #26060; Drawing/File #26060), bearing the seal of Glenn A. Valentino, Ga. Registered Land Surveyor #2528, and being more particularly described, with bearings relative to Grid North, Georgia West Zone, as follows:

TO FIND THE POINT OF BEGINNING, COMMENC!:: at a computed point located at the intersection of the westerly right-of-way line of Juniper Street (apparent 60' public r/w} and the southerly right-of-way line of 1Oth Street (apparent 72' public r/w}.

THENCE proceeding along said westerly right-of-way line of Juniper Street along a curve to the left having a radius of 8008.01 feet for an arc distance of 134.11 feet (said arc being subtended by a chord of South 04 degrees 32 minutes 40 seconds West for a distance of 134.10 feet) to a PK (masonry) nail set;

THENCE departing said westerly right-of-way line of Juniper Street North 85 degrees 20 minutes 31 seconds West for a distance of 53.52 feet to a computed point, said computed point being the POINT OF BEGINNING.

THENCE South 04 degrees 39 minutes 29 seconds West for a distance of 27.60 feet to a computed point;

THENCE North 85 degrees 20 minutes 31 seconds West for a distance of 135.00 feet to a computed point;

THENCE North 04 degrees 39 minutes 29 seconds East for a distance of 51.20 feet to a computed point;

THENCE South 85 degrees 22 minutes 03 seconds East for a distance of 15.52 feet to an "X" mark found;

THENCE South 04 degrees 39 minutes 30 seconds West for a distance of 23.60 feet to an "X" mark found;

THENCE South 85 degrees 20 minutes 31 seconds East for a distance of 119.48 feet to a computed point, said computed point being the POINT OF BEGINNING.

Said tract or parcel contains 0.094 acres or 4092 square feet, and is intended to be the same tract or parcel that was previously conveyed in Deed Book 10336, Page .70, Fulton County Georgia Records.

SCHEDULE 3

COMMISSION AGREEMENTS

1.	Commission Agreement with Respect to Lease between JAMESTOWN 999 Peachtree, L.P., as Landlord and Bunnell Idea Group, LLC as Tenant, dated as of 2010, by and between JAMESTOWN 999 Peachtree, L.P., as Landlord, and Nash Commercial Incorporated, as Broker.

2.	Commission Agreement with Respect to Lease between JAMESTOWN 999 Peachtree, L.P., as Landlord and Dr. Herman A. Donatelli, as Tenant, dated as of 2010, by and between JAMESTOWN 999 Peachtree, L.P., as Landlord, and The Miller Richmond Company, as Broker.

3.	Commission Agreement with Respect to Lease between JAMESTOWN 999 Peachtree, L.P., as Landlord and Ken Tralongo d/b/a Ecodental and Tralongo Management, as Tenant, dated as of December 1, 2010, by and between JAMESTOWN 999 Peachtree, L.P., as Landlord, and Ackerman & Co., as Broker.

4.	Commission Agreement with Respect to Lease between JAMESTOWN 999 Peachtree, L.P., as Landlord and FLAD Architects, as Tenant, dated as of November 4, 2008, by and between JAMESTOWN 999 Peachtree, L.P., as Landlord, and Jones Lange LaSalle – Southeast, Inc., as Broker.

5.	Commission Agreement with Respect to Lease between JAMESTOWN 999 Peachtree, L.P., as Landlord and Dr. Alan Goodman DDS MS LLC and Kenneth P. Goldstein DMD LLC, as Tenant, dated as of 2010, by and between JAMESTOWN 999 Peachtree, L.P., as Landlord, and The Miller Richmond Company, as Broker.

6.	999 Peachtree Plaza, L.P., Cash Out Commission Agreement, dated as of December 22, 2004, by and between 999 Peachtree Plaza L.P., as Landlord, and CB Richard Ellis, Inc., as Agent.

7.	Commission Agreement with Respect to Lease between JAMESTOWN 999 Peachtree, L.P., as Landlord and Mazursky Constantine LLC, as Tenant, dated as of December 16, 2008, by and between JAMESTOWN 999 Peachtree, L.P., as Landlord, and Colliers Spectrum Cauble, Inc., as Broker.

8.	Commission Agreement with Respect to Lease between JAMESTOWN 999 Peachtree, L.P., as Landlord and Priest & Smith, LLC, as Tenant, dated as of 2010, by and between JAMESTOWN 999 Peachtree, L.P., as Landlord, and The Miller Richmond Company, as Broker.

9.	Commission Agreement, Lease Transaction, undated, by and between 999 Peachtree Plaza, L.P., as Owner, and Insignia/ESG, Inc., as Broker.

10.	Commission Agreement with Respect to Lease between JAMESTOWN 999 Peachtree, L.P., as Landlord and Dr. Abe Shuster, as Tenant, dated as of 2010, by and between JAMESTOWN999 Peachtree, L.P., as Landlord, and The Miller Richmond Company, as Broker.

11.	Commission Agreement with Respect to Lease between JAMESTOWN 999 Peachtree, L.P., as Landlord and Wargo & French LLP, as Tenant, dated as of February 8, 2011, by and between JAMESTOWN 999 Peachtree, L.P., as Landlord, and Icon Commercial Interests, LLC, as Broker.

12.	Commission Agreement with Respect to Lease between JAMESTOWN 999 Peachtree, L.P., as Landlord and Weissman Nowack Curry & Wilco, PC, as Tenant, dated as of March 3, 2012, by and between JAMESTOWN 999 Peachtree, L.P., as Landlord, and Joel & Granot Commercial Real Estate, LLC, as Broker.

13.	Commission Agreement with Respect to Amendment between JAMESTOWN 999 Peachtree, L.P., as Landlord and Sutherland, as Tenant, dated as of June 15, 2009, by and between JAMESTOWN 999 Peachtree, L.P., as Landlord, and CB Richard Ellis, Inc., as Broker.

14.	Commission Agreement with Respect to the Second Amendment between JAMESTOWN 999 Peachtree, L.P., as Landlord and Munger & Stone, LLP, as Tenant, dated as of June 29, 2009, by and between JAMESTOWN 999 Peachtree, L.P., as Landlord, and Colliers Spectrum Cauble, Inc., as Broker.

15.	Commission Agreement with Respect to Lease between JAMESTOWN 999 Peachtree, L.P., as Landlord and Metro Atlanta Cardiology Consultants, PC, as Tenant, dated as of October 20, 2009, by and between JAMESTOWN 999 Peachtree, L.P., as Landlord, and Ackerman & Co., as Broker.

16.	Commission Agreement with Respect to Lease between JAMESTOWN 999 Peachtree, L.P., as Landlord and Dr. Glenn Maron, as Tenant, dated as of 2010, by and between JAMESTOWN 999 Peachtree, L.P., as Landlord, and The Miller Richmond Company, as Broker.

17.	Commission Agreement with Respect to Lease between JAMESTOWN 999 Peachtree, L.P., as Landlord and The Hishon Firm, LLC, as Tenant, dated as of March 16, 2010, by and between JAMESTOWN 999 Peachtree, L.P., as Landlord, and Carter & Associates, LLC, as Broker.

18.	Commission Agreement with Respect to Lease between JAMESTOWN 999 Peachtree, L.P., as Landlord and Dr. Jeffrey M. Smith DMD LLC, as Tenant, dated as of 2010, by and between JAMESTOWN 999 Peachtree, L.P., as Landlord, and The Miller Richmond Company, as Broker.

19.	Commission Agreement with respect to Lease with AARP, as Tenant, dated November 13, 1989 and with Cushman & Wakefield of GA, as Broker.

20.	Commission Agreement with respect to Lease with Needle & Rosenberg (now Ballard Spahr), as Tenant, dated February 13, 2003 and with Oakwood Partners, Inc. as Broker.

SCHEDULE 4

RENT ROLL

[See attached]

Database: PRODUCTION						Rent Roll							Page: 1
Bldg Status: Active only						999 PEACHTREE							Date: 3/8/2013
JAMESTOWN 999 PEACHTREE, L.P.						2/28/2013							Time: 01:50 PM

											Future Rent Increases
Bldg Id	-Suit Id	Occupant Name	Rent Start	Expiration	RSF Sqft	Monthly Base Rent	Annual Rate PSF	Monthly Cost Recovery	Expense Stop	Monthly Other Income	Cat	Date	Monthly Amount	PSF

Vacant Suites

4507	-0520	Vacant			8,543

4507	-0840	Vacant			1,557

4507	-0920	Vacant			190

4507	-1300	Vacant			22,520

Occupied Suites

4507	-0100	Wells Fargo Bank, N.A.	1/1/1988	3/31/2015	4,872	10,767.12	26.52				RTL	4/1/2013	11,091.92	27.32
											RTL	4/1/2014	11,424.84	28.14
4507	-0110	Stephanie Hyde / En Paris	4/20/2011	5/31/2012	1,973			250.00

4507	-0120	Clothing Warehouse (Temp)	6/1/2012	12/31/2013	3,439			250.00

4507	-0130	Fitness Center	3/1/2010	3/31/2015	2,395

4507	-0140	Empire State South	9/1/2010	8/31/2020	4,300	11,183.53	31.21	1,896.98			RTL	1/1/2014	11,409.33	31.84
											RTL	1/1/2015	12,548.83	35.02

4507	-0155	Michael K. Kim / City News Stand	5/1/2004	1/31/2015	407	760.00	22.41				RTL	1/9/2014	780.00	23.00

4507	-0165	Metro Cleaners / 999 Cleaners	1/1/2006	6/30/2015	228	629.09	33.11				RTL	7/1/2013	648.09	34.11
											RTL	7/1/2014	667.47	35.13

4507	-0170	Cross Cuts / Bobby Cross	5/1/1990	4/30/2015	464	929.55	24.04				RTL	5/1/2013	464.77	12.02
											RTL	6/1/2013	957.43	24.76
											RTL	5/1/2014	478.72	12.38
											RTL	6/1/2014	986.16	25.50

4507	-0180	Eco-Denizen	4/1/2012	7/31/2017	1,336	2,783.33	25.00	592.84			RTL	4/1/2013	2,894.67	26.00
											RTL	4/1/2014	3,006.00	27.00
											RTL	4/1/2015	3,117.33	28.00
											RTL	4/1/2016	3,228.67	29.00
											RTL	4/1/2017	3,340.00	30.00

4507	-0300	Heery International, Inc.	10/1/1987	9/30/2017	26,310	79,859.20	12.75	64,083.69			OFC	10/1/2013	81,456.38	13.01
											OFC	10/1/2014	83,085.31	13.27
											OFC	10/1/2015	84,747.22	13.53
											OFC	10/1/2016	86,442.16	13.80
		Additional Space 4507 -0200	10/1/1987	9/30/2017	21,614
		Additional Space 4507 -0400	10/1/1987	9/30/2017	22,873
		Additional Space 4507 -BST05	10/1/1987	9/30/2017	4,358	__________		__________		4,358.00
				Total	75,155	79,859.20		64,083.69		4,358.00

4507	-0540	Real Estate Management Services Gr	9/1/2011	5/31/2017	2,862	3,269.83	13.71	50.59			OFC	9/1/2013	6,704.24	28.11

Database: PRODUCTION						Rent Roll							Page: 2
Bldg Status: Active only						999 PEACHTREE							Date: 3/8/2013
JAMESTOWN 999 PEACHTREE, L.P.						2/28/2013							Time: 01:50 PM

											Future Rent Increases
Bldg Id	-Suit Id	Occupant Name	Rent Start	Expiration	RSF Sqft	Monthly Base Rent	Annual Rate PSF	Monthly Cost Recovery	Expense Stop	Monthly Other Income	Cat	Date	Monthly Amount	PSF

											OFC	9/1/2014	6,871.19	28.81
											OFC	9/1/2015	7,042.91	29.53
											OFC	9/1/2016	7,219.40	30.27

4507	-0550	Conference Room Facility	3/1/2010	3/31/2015	5,007

4507	-0688	Oxford Industries, Inc.	10/1/2012	9/30/2023	23,170						FRR	10/1/2013	-68,853.11	-27.61
											OFC	10/1/2013	68,853.11	27.61
											OFC	10/1/2014	70,402.30	28.23
											OFC	10/1/2015	72,011.29	28.87
											OFC	10/1/2016	73,631.55	29.52
											OFC	10/1/2017	75,263.32	30.18
											OFC	10/1/2018	76,956.74	30.86
											OFC	10/1/2019	78,688.27	31.55
											OFC	10/1/2020	80,458.75	32.26
											OFC	10/1/2021	82,269.07	32.99
											OFC	10/1/2022	84,120.13	33.73

		Additional Space 4507 -0500	10/1/2012	9/30/2023	_____6,758	___________		___________		___________
				Total	29,928	0.00		0.00		0.00

4507	-0700	Midtown Smile Center, P.C.	7/1/2011	6/30/2022	1,918	4,545.66	28.44	33.90			OFC	7/1/2013	4,659.14	29.15
											OFC	7/1/2014	4,775.82	29.88
											OFC	7/1/2015	4,895.70	30.63
											OFC	7/1/2016	5,018.77	31.40
											OFC	7/1/2017	5,145.04	32.19
											OFC	7/1/2018	5,272.90	32.99
											OFC	7/1/2019	5,403.97	33.81
											OFC	7/1/2020	5,539.82	34.66
											OFC	7/1/2021	5,678.88	35.53

4507	-0705	Alan T. Goodman, DDS MS LLC	4/1/2010	3/31/2018	1,779	4,318.52	29.13				OFC	4/1/2013	4,404.51	29.71
											OFC	4/1/2014	4,493.46	30.31
											OFC	4/1/2015	4,582.41	30.91
											OFC	4/1/2016	4,674.32	31.53
											OFC	4/1/2017	4,767.72	32.16

4507	-0710	Abe Shuster, DDS, LLC	4/1/2010	3/31/2018	2,109	5,119.60	29.13				OFC	4/1/2013	5,221.53	29.71
											OFC	4/1/2014	5,326.98	30.31
											OFC	4/1/2015	5,432.43	30.91
											OFC	4/1/2016	5,541.40	31.53
											OFC	4/1/2017	5,652.12	32.16

4507	-0715	Peachtree Dunwoody Oral & Facial Su	4/1/2010	3/31/2018	1,821	4,420.48	29.13				OFC	4/1/2013	4,508.49	29.71
											OFC	4/1/2014	4,599.54	30.31
											OFC	4/1/2015	4,690.59	30.91
											OFC	4/1/2016	4,784.68	31.53
											OFC	4/1/2017	4,880.28	32.16

4507	-0720	Dr. Jeffrey M. Smith, D.M.D.	4/1/2010	3/31/2018	1,109	2,692.10	29.13				OFC	4/1/2013	2,745.70	29.71

Database: PRODUCTION						Rent Roll							Page: 3
Bldg Status: Active only						999 PEACHTREE							Date: 3/8/2013
JAMESTOWN 999 PEACHTREE, L.P.						2/28/2013							Time: 01:50 PM

											Future Rent Increases
Bldg Id	-Suit Id	Occupant Name	Rent Start	Expiration	RSF Sqft	Monthly Base Rent	Annual Rate PSF	Monthly Cost Recovery	Expense Stop	Monthly Other Income	Cat	Date	Monthly Amount	PSF

											OFC	4/1/2014	2,801.15	30.31
											OFC	4/1/2015	2,856.60	30.91
											OFC	4/1/2016	2,913.90	31.53
											OFC	4/1/2017	2,972.12	32.16

4507	-0725	Herman A. Donatelli, DMD	4/1/2010	3/31/2018	1,109	2,692.10	29.13				OFC	4/1/2013	2,745.70	29.71
											OFC	4/1/2014	2,801.15	30.31
											OFC	4/1/2015	2,856.60	30.91
											OFC	4/1/2016	2,913.90	31.53
											OFC	4/1/2017	2,972.12	32.16
4507	-0730	Midtown Alliance	10/1/2010	9/30/2017	4,881			84.52		135.00	OFC	10/1/2013	7,884.45	18.96
											OFC	10/1/2014	8,081.57	19.44
											OFC	10/1/2015	8,283.61	19.92
											OFC	10/1/2016	8,490.70	20.42

		Additional Space 4507 -BST04	11/1/2010	9/30/2017	108	__________		__________		__________
				Total	4,989	0.00		84.52		135.00

4507	-0750	Iron Tree Capital, LLC	1/5/2011	12/31/2012	2,572	5,739.85	26.78	45.46

4507	-0780	MCI Metro Access Transmission Serv	3/15/1994	3/31/2014	2,864	6,331.83	26.53				OFC	4/1/2013	6,458.32	27.06

4507	-0790	Cahaba Wealth Management, Inc.	12/1/2009	2/28/2013	957	2,440.35	30.60				OFC	3/1/2013	3,660.53	45.90

4507	-0795	Priest & Smith, LLC	4/1/2010	3/31/2018	1,791	4,347.65	29.13				OFC	4/1/2013	4,434.22	29.71
											OFC	4/1/2014	4,523.77	30.31
											OFC	4/1/2015	4,613.32	30.91
											OFC	4/1/2016	4,705.85	31.53
											OFC	4/1/2017	4,799.88	32.16

4507	-0800	Tralongo Management, P.C.	4/1/2011	3/31/2022	3,116	3,692.46	14.22	55.08			FRR	4/1/2013	-3,784.77	-14.58
											OFC	4/1/2013	7,569.54	29.15
											OFC	4/1/2014	7,758.78	29.88
											OFC	4/1/2015	7,952.75	30.63
											OFC	4/1/2016	8,151.57	31.39
											OFC	4/1/2017	8,355.36	32.18
											OFC	4/1/2018	8,564.24	32.98
											OFC	4/1/2019	8,778.35	33.81
											OFC	4/1/2020	8,997.81	34.65
											OFC	4/1/2021	9,222.75	35.52

4507	-0850	Metro Atlanta Cardiology	5/26/1990	9/30/2017	9,410	29,541.65	37.67				OFC	1/1/2014	30,426.43	38.80
											OFC	1/1/2015	31,340.70	39.97
											OFC	1/1/2016	32,284.46	41.17
											OFC	1/1/2017	33,247.88	42.40
											OFC	7/1/2017	33,247.88	42.40

4507	-0850A	Metro Atlanta Cardiology	6/1/2010	6/30/2018	2,387

4507	-0855	Weissman Nowak Curry & Wilco	1/1/2012	10/31/2017	1,372	3,164.75	27.68

Database: PRODUCTION						Rent Roll							Page: 4
Bldg Status: Active only						999 PEACHTREE							Date: 3/8/2013
JAMESTOWN 999 PEACHTREE, L.P.						2/28/2013							Time: 01:50 PM

											Future Rent Increases
Bldg Id	-Suit Id	Occupant Name	Rent Start	Expiration	RSF Sqft	Monthly Base Rent	Annual Rate PSF	Monthly Cost Recovery	Expense Stop	Monthly Other Income	Cat	Date	Monthly Amount	PSF

											OFC	1/1/2014	3,243.64	28.37
											OFC	1/1/2015	3,324.81	29.08
											OFC	1/1/2016	3,408.28	29.81
											OFC	1/1/2017	3,494.03	30.56

4507	-0860	Bunnell Idea Group, LLC	12/1/2010	9/30/2016	2,467	5,996.87	29.17				OFC	12/1/2013	6,177.80	30.05
											OFC	12/1/2014	6,362.80	30.95
											OFC	12/1/2015	6,554.00	31.88
4507	-0888	Jamestown Management Office	12/28/2010	12/31/2015	2,449

4507	-0900	Balfour Beatty	5/1/2012	6/30/2015	9,512	23,187.09	29.25	262.53			OFC	1/1/2014	23,882.70	30.13
											OFC	1/1/2015	24,599.18	31.03

4507	-0950	Huff Powell & Bailey, LLC	9/25/2010	9/30/2021	11,868	28,433.75	28.75				OFC	10/1/2013	29,076.60	29.40
											OFC	10/1/2014	29,729.34	30.06
											OFC	10/1/2015	30,401.86	30.74
											OFC	10/1/2016	31,084.27	31.43
											OFC	10/1/2017	31,776.57	32.13
											OFC	10/1/2018	32,498.54	32.86
											OFC	10/1/2019	33,230.40	33.60
											OFC	10/1/2020	33,972.15	34.35

4507	-1000	Ballard Spahr, LLP	7/1/2003	6/30/2020	22,874	60,154.57	22.55				FRR	7/1/2013	-18,046.96	-6.76
											OFC	7/1/2013	79,397.20	29.76
											OFC	7/1/2014	80,997.95	30.36
											OFC	7/1/2015	82,625.38	30.97
											OFC	7/1/2016	84,279.49	31.59
											OFC	7/1/2017	85,960.28	32.22
											OFC	7/1/2018	87,667.74	32.86
											OFC	7/1/2019	89,434.83	33.52

		Additional Space 4507 -0925	7/1/2003	6/30/2020	1,864
		Additional Space 4507 -1250	6/11/2012	6/30/2020	7,277	___________		___________		___________
				Total	32,015	60,154.57		0.00		0.00

4507	-1100	AARP	11/1/2010	4/30/2019	10,387						OFC	9/1/2013	24,617.19	28.44
											OFC	9/1/2014	25,231.75	29.15
											OFC	9/1/2015	25,863.63	29.88
											OFC	9/1/2016	26,512.82	30.63
											OFC	9/1/2017	27,179.32	31.40
											OFC	9/1/2018	27,863.13	32.19

4507	-1110	Flad & Associates, Inc.	2/19/2013	8/31/2013	2,843	9,000.00	37.99

4507	-1120	Robbins Ross Alloy Belinfante & Little	12/1/2008	11/30/2019	6,449	16,578.94	30.85				OFC	12/1/2013	16,910.52	31.47
											OFC	12/1/2014	26,137.43	48.64
											OFC	12/1/2015	26,658.55	49.60
											OFC	12/1/2016	27,195.95	50.60
											OFC	12/1/2017	27,741.50	51.62
											OFC	12/1/2018	28,295.19	52.65

Database: PRODUCTION						Rent Roll							Page: 5
Bldg Status: Active only						999 PEACHTREE							Date: 3/8/2013
JAMESTOWN 999 PEACHTREE, L.P.						2/28/2013							Time: 01:50 PM

											Future Rent Increases
Bldg Id	-Suit Id	Occupant Name	Rent Start	Expiration	RSF Sqft	Monthly Base Rent	Annual Rate PSF	Monthly Cost Recovery	Expense Stop	Monthly Other Income	Cat	Date	Monthly Amount	PSF

4507	-1120A	Robbins Ross Alloy Belinfante & Little	12/1/2008	11/30/2019	3,322	8,540.31	30.85				OFC	12/1/2013	8,711.95	31.47

4507	-1200	Flad & Associates, Inc.	3/1/2009	12/31/2014	11,310	29,867.83	31.69				OFC	3/1/2013	30,763.20	32.64
											OFC	3/1/2014	31,686.85	33.62

4507	-1225	Mazursky Constantine, LLC	9/1/2009	8/31/2020	2,669	5,503.11	24.74				FRR	9/1/2013	-623.72	-2.80
											FRR	9/1/2014	-4,454.45	-20.03
											FRR	9/1/2015	-1,947.32	-8.76
											FRR	9/1/2016	-1,986.14	-8.93
											OFC	9/1/2013	6,861.55	30.85
											OFC	9/1/2014	6,999.45	31.47
											OFC	9/1/2015	7,139.58	32.10
											OFC	9/1/2016	7,281.92	32.74
											OFC	9/1/2017	7,426.49	33.39
											OFC	9/1/2018	7,575.51	34.06
											OFC	9/1/2019	7,726.76	34.74

4507	-1234	Raising the Bar, LLC	4/1/2011	10/31/2016	955	2,295.18	28.84	16.32			OFC	4/1/2013	2,364.42	29.71
											OFC	4/1/2014	2,434.25	30.59
											OFC	4/1/2015	2,508.47	31.52
											OFC	4/1/2016	2,584.07	32.47

4507	-1245	The Hishon Firm, LLC	4/1/2011	6/30/2014	1,077	2,588.39	28.84	18.04			OFC	4/1/2013	2,666.47	29.71
											OFC	4/1/2014	2,746.35	30.60

4507	-1400	Gensler	1/1/2012	6/30/2023	21,136	22,655.34	12.86	547.56			FRR	1/1/2014	-15,893.96	-9.02
											FRR	1/1/2015	-4,410.00	-2.50
											OFC	1/1/2014	50,638.33	28.75
											OFC	1/1/2015	51,783.20	29.40
											OFC	1/1/2016	52,945.68	30.06
											OFC	1/1/2017	54,143.39	30.74
											OFC	1/1/2018	55,358.71	31.43
											OFC	1/1/2019	56,609.25	32.14
											OFC	1/1/2020	57,877.41	32.86
											OFC	1/1/2021	59,180.80	33.60
											OFC	1/1/2022	60,519.41	34.36
											OFC	1/1/2023	61,875.64	35.13

4507	-1500	Mazursky Constantine, LLC	9/1/2009	8/31/2020	21,136	53,262.72	30.24				OFC	9/1/2013	54,337.13	30.85
											OFC	9/1/2014	55,429.16	31.47
											OFC	9/1/2015	56,538.80	32.10
											OFC	9/1/2016	57,666.05	32.74
											OFC	9/1/2017	58,810.92	33.39
											OFC	9/1/2018	59,991.01	34.06
											OFC	9/1/2019	61,188.72	34.74

4507	-1600	Sutherland Asbill & Brennan	3/1/2003	4/30/2020	21,137

		Additional Space 4507 -1700	3/1/2003	4/30/2020	21,417
		Additional Space 4507 -1800	3/1/2003	4/30/2020	21,417
		Additional Space 4507 -1900	3/1/2003	4/30/2020	21,417

Database: PRODUCTION						Rent Roll							Page: 6
Bldg Status: Active only						999 PEACHTREE							Date: 3/8/2013
JAMESTOWN 999 PEACHTREE, L.P.						2/28/2013							Time: 01:50 PM

											Future Rent Increases
Bldg Id	-Suit Id	Occupant Name	Rent Start	Expiration	RSF Sqft	Monthly Base Rent	Annual Rate PSF	Monthly Cost Recovery	Expense Stop	Monthly Other Income	Cat	Date	Monthly Amount	PSF

		Additional Space 4507 -2000	3/1/2003	4/30/2020	21,417
		Additional Space 4507 -2100	3/1/2003	4/30/2020	21,417
		Additional Space 4507 -2200	3/1/2003	4/30/2020	21,417
		Additional Space 4507 -2300	3/1/2003	4/30/2020	21,417
		Additional Space 4507 -2400	3/1/2003	4/30/2020	21,417
		Additional Space 4507 -2500	3/1/2003	4/30/2020	21,417
		Additional Space 4507 -2700	3/1/2003	4/30/2020	21,417	539,273.25	302.16	18,375.02			OFC	5/1/2013	559,246.33	313.35
											OFC	5/1/2015	579,219.42	324.54
											OFC	5/1/2017	599,192.50	335.73
											OFC	5/1/2019	619,165.58	346.92

		Additional Space 4507 -2830	3/1/2003	4/30/2020	4,370
		Additional Space 4507 -BST03	3/1/2003	4/30/2020	4,162					4,855.67	STO	5/1/2015	5,202.50	15.00
				Total	243,839	539,273.25		18,375.02		4,855.67

4507	-1925	Jamestown Development & Construct	8/1/2011	12/31/2014	0

4507	-2600	Wargo French, LLP	7/1/2011	6/30/2022	21,417	25,827.97	14.47	189.28			FRR	7/1/2013	-26,012.73	-14.57
											OFC	7/1/2013	52,474.30	29.40
											OFC	7/1/2014	53,328.33	29.88
											OFC	7/1/2015	54,666.89	30.63
											OFC	7/1/2016	56,041.15	31.40
											OFC	7/1/2017	57,451.10	32.19
											OFC	7/1/2018	58,878.90	32.99
											OFC	7/1/2019	60,342.40	33.81
											OFC	7/1/2020	61,859.44	34.66
											OFC	7/1/2021	63,412.17	35.53

4507	-2800	The Peachtree Club	1/1/1990	12/31/2017	8,222	13,963.70	20.38			126.00	OFC	1/1/2014	14,381.65	20.99
											OFC	1/1/2015	14,813.30	21.62
											OFC	1/1/2016	15,258.66	22.27
											OFC	1/1/2017	15,717.72	22.94

4507	-2820	Ameriprise-Margaret Graff	2/1/2012	8/31/2019	1,797	4,297.83	28.70	46.55			OFC	2/1/2014	4,405.65	29.42
											OFC	2/1/2015	4,516.46	30.16
											OFC	2/1/2016	4,628.77	30.91
											OFC	2/1/2017	4,744.08	31.68
											OFC	2/1/2018	4,862.38	32.47
											OFC	2/1/2019	4,983.68	33.28

4507	-2850	Munger & Stone, LLP	7/1/2001	2/28/2015	1,438	3,404.47	28.41				OFC	7/1/2013	3,506.32	29.26
											OFC	7/1/2014	3,611.78	30.14

4507	-BST00	Cogent Communications	5/1/2012	4/30/2022	0	550.00		30.00			LIC	5/1/2013	566.50	0.00
											LIC	5/1/2014	583.50	0.00
											LIC	5/1/2015	601.00	0.00
											LIC	5/1/2016	619.03	0.00
											LIC	5/1/2017	637.60	0.00
											LIC	5/1/2018	656.73	0.00
											LIC	5/1/2019	676.43	0.00

Database: PRODUCTION						Rent Roll							Page: 7
Bldg Status: Active only						999 PEACHTREE							Date: 3/8/2013
JAMESTOWN 999 PEACHTREE, L.P.						2/28/2013							Time: 01:50 PM

											Future Rent Increases
Bldg Id	-Suit Id	Occupant Name	Rent Start	Expiration	RSF Sqft	Monthly Base Rent	Annual Rate PSF	Monthly Cost Recovery	Expense Stop	Monthly Other Income	Cat	Date	Monthly Amount	PSF

											LIC	5/1/2020	696.72	0.00
											LIC	5/1/2021	717.63	0.00

4507	-BST01	Gensler	12/28/2011	6/30/2023	409					511.25

4507	-BST02	Time Warner Telecom of GA	2/1/2011	1/31/2014	36	400.00	133.33

4507	-PRK01	D. Patrick Hector	3/1/2012	2/28/2015	714					200.00

4507	-Z9999	Misc Non Tenant A/R	1/1/2012	12/31/2022	0

Totals:	Occupied Sqft:	94.72%	70 Units	589,136	1,045,009.97	86,828.36	10,185.92
	Leased/Unoccupied Sqft:		0 Units	0
	Vacant Sqft:	5.28%	4 Units	32,810
	Total Sqft:		74 Units	621,946	1,045,009.97

Total JAMESTOWN 999 PEACHTREE L.P.
	Occupied Sqft:	94.72%	70 Units	589,136	1,045,009.97	86,828.36	10,185.92
	Leased/Unoccupied Sqft:		0 Units	0
	Vacant Sqft:	5.28%	4 Units	32,810
	Total Sqft:		74 Units	621,946	1,045,009.97

Grand Total:	Occupied Sqft:	94.72%	70 Units	589,136	1,045,009.97	86,828.36	10,185.92
	Leased/Unoccupied Sqft:		0 Units	0
	Vacant Sqft:	5.28%	4 Units	32,810
	Total Sqft:		74 Units	621,946	1,045,009.97

SCHEDULE 5

LEASES

21. Office Lease Agreement dated as of____________, 2012, by and between Jamestown 999 Peachtree, L.P., as landlord, and Oxford Industries, INC., as tenant.

22. Office Lease Agreement dated November 30, 1987, by and between 999 Peachtree Associates, Ltd., as landlord, and First Union National Bank of Georgia and supplemented by:

a.	First Amendment to Lease dated as of May 31, 1994, by and between 999 Peachtree Associates L.P. (as successor-in-interest to 999 Peachtree Associates Ltd.), as landlord, and First Union National Bank of Georgia, as Tenant.
b.	Letter Agreement dated March 27, 2003, by and between Peachtree Associates L.P., as landlord, and Wachovia Bank, National Association (as successor-in-interest to First Union National Bank of Georgia), as tenant.
c.	Second Amendment to Lease Agreement dated as of March___, 2009, by and between JAMESTOWN 999 Peachtree, L.P. (as successor-in-interest to 999 Peachtree Associates L.P.), as landlord, and Wachovia Bank, National Association, as tenant.
d.	Lease Assumption Notice dated as of April 19, 2010, by and between JAMESTOWN 999 Peachtree, L.P., as landlord, and Wells Fargo Bank, National Association (as successor-in-interest to Wachovia Bank, National Association), as tenant.

23. License and Temporary Use Agreement dated as of April 8, 2011, by and between JAMESTOWN 999 Peachtree L.P, as landlord, and Stephanie Hyde, as tenant, as amended and supplemented by:

a.	First Amendment to License and Temporary Use Agreement dated as of July 25, 2011, by and between JAMESTOWN 999 Peachtree L.P, as landlord, and Stephanie Hyde, as tenant.

b.	Second Amendment to License and Temporary Use Agreement dated as of January 3, 2012, by and between JAMESTOWN 999 Peachtree L.P, as landlord, and Stephanie Hyde, as tenant.

c.	Third Amendment to License and Temporary Use Agreement dated as of June 1, 2012, by and between JAMESTOWN 999 Peachtree L.P, as landlord, and Stephanie Hyde, as tenant. Fourth Amendment to License and Temporary Use Agreement dated as of February 8, 2013, by and between JAMESTOWN 999 Peachtree L.P, as landlord, and Stephanie Hyde, as tenant.

24. License and Temporary Use Agreement dated as of October 27, 2011, by and between JAMESTOWN 999 Peachtree, L.P., as landlord, and Clothing Warehouse, Inc., as tenant.

a.	First Amendment to License and Temporary use Agreement dated as of January 20, 2012, by and between JAMESTOWN 999 Peachtree, L.P., as landlord, and Clothing Warehouse, Inc., as tenant.

b.	Second Amendment to License and Temporary use Agreement dated as of May 17, 2012, by and between JAMESTOWN 999 Peachtree, L.P., as landlord, and Clothing Warehouse, Inc., as tenant.

c.	Third Amendment to License and Temporary use Agreement dated as of December 17, 2012, by and between JAMESTOWN 999 Peachtree, L.P., as landlord, and Clothing Warehouse, Inc., as tenant.

25. Lease dated as of August 27, 2009 by and between JAMESTOWN 999 Peachtree, L.P., as landlord, and Featherstone, LLC, as tenant, as amended and supplemented by:

a.	First Amendment to Lease dated as of January 27, 2010, by and between JAMESTOWN 999 Peachtree, L.P., as landlord, and Featherstone, LLC, as tenant.

b.	Letter Agreement dated as of September 15, 2010, by and JAMESTOWN 999 Peachtree, L.P., as landlord, Featherstone, LLC, as tenant.

c.	Second Amendment to Lease dated as of ___________, 2010, by and between JAMESTOWN 999 Peachtree, L.P., as landlord, and Featherstone, LLC, as tenant.

d.	Third Amendment to Lease dated as of January 7, 2013, by and between JAMESTOWN 999 Peachtree, L.P., as landlord, and Featherstone, LLC, as tenant.

26. Operating Agreement dated as of July 1, 2003, by and between 999 Peachtree Plaza, L.P., as landlord, and North DeKalb Cleaners D/B/A 999 Cleaners, as tenant as amended and supplemented by:

a.	Letter Agreement dated June 1, 2006, by and between 999 Peachtree Plaza, L.P., as landlord, and North DeKalb Cleaners D/B/A 999 Cleaners, as tenant.

b.	First Amendment to Operating Agreement as of __________, 2009, by and between Jamestown 999 Peachtree , L.P., (as successor-in-interest to 999 Peachtree Plaza, L.P.), as landlord, and Metro Cleaners, LLC d/b/a 999 Cleaners, as tenant.
5

27. Office Lease Agreement dated as of March 16, 1990 by and between 999 Peachtree Associates, L.P., as landlord, and Bobby Cross d/b/a Cross Cuts Hair Salon, Inc., as tenant, as amended and supplemented by:

a.	First Amendment to Lease Agreement dated as of November 17, 1994 by and between 999 Peachtree Associates, L.P., as landlord, and Bobby Cross d/b/a Cross Cuts Hair Salon, Inc., as tenant.

b.	Second Amendment to Office Lease Agreement dated as of March 13, 2000 by and between 999 Peachtree Plaza, L.P., (as successor-in-interest to 999 Peachtree Associates, L.P.,) as landlord, and Bobby Cross d/b/a Cross Cuts Hair Salon, Inc., as tenant.

c.	Third Amendment to Lease dated as of July 7, 2004 by and between 999 Peachtree Plaza, L.P., as landlord, and Bobby Cross d/b/a Cross Cuts Hair Salon, Inc., as tenant.

d.	Fourth Amendment to Lease dated as of January 10, 2010 by and between JAMESTOWN 999 Peachtree, L.P., (as successor-in-interest to 999 Peachtree Associates, L.P.,) as landlord, and Bobby Cross d/b/a Cross Cuts, as tenant.

28. Lease dated as of October 21, 2011 by and between Jamestown 999 Peachtree L.P., as landlord, and ECO-DENIZEN f/k/a EXG Green Energy, LLC, as tenant.

29. Office Lease Agreementdated as of October 22, 1985, by and between 999 Peachtree Associates, Ltd., as landlord, and Heery International, Inc., as tenant, as amended and supplemented by:

a.	Second Amendment to Office Lease Agreement dated as of October 14, 1986, by and between 999 Peachtree Associates, Ltd., as landlord, and Heery International, Inc., as tenant.

b.	Third Amendment to Office Lease Agreement dated as of September 28, 1987, by and between 999 Peachtree Associates, Ltd., as landlord, and Heery

International, Inc., as tenant.

c.	Fourth Amendment to Office Lease Agreement dated as of January 12, 1990, by and between 999 Peachtree Associates, L.P., as landlord, and Heery International, Inc., as tenant.

d.	Fifth Amendment to Office Lease Agreement dated as of May 5, 1997, by and between 999 Peachtree Associates, L.P. (as successor-in-interest to 999 Peachtree Associates Ltd.), as landlord, and Heery International, Inc., as tenant.

e.	Sixth Amendment to Office Lease Agreement dated as of December 20, 2004, by and between 999 Peachtree Plaza, L.P. (as successor-in-interest to 999

Peachtree Associates Ltd.), as landlord, and Heery International, Inc., as tenant.

6

30. Office Lease Agreement dated as of ____________, 2011 by and between Jamestown 999 Peachtree L.P., as landlord, and Real Estate Management Services Group, LLC, as tenant.

31. Office Lease Agreement dated as of November 15, 1989 by and between 999 Peachtree Associates, Ltd., as landlord, and Dr. Alan T. Goodman, as tenant, as amended and supplemented by:

a.	First Amendment to Office Lease Agreement dated as of February 9, 2000 by and between 999 Peachtree Plaza, L.P. (as successor-in-interest to 999 Peachtree Associates Ltd.), as landlord, and Dr. Alan T. Goodman, as tenant.

b.	Second Amendment to Lease Agreement dated as of March 15, 2000 by and between 999 Peachtree Plaza, L.P., as landlord, and Dr. Alan Goodman, D.D.S., M.S., LLC and Kenneth Goldstein, D.M.D., LLC, (as successors-in interest-to Dr. Alan T. Goodman), as tenant.

c.	Assignment of Lease dated as of March 1 2000 by and between Dr. Alan T. Goodman (“Assignor”) and Alan T. Goodman, D.D.S., M.S., L.L.C., Kenneth P. Goldstein, D.M.D., LLC., and Joel D. Greenhill, D.D.S., M.S., P.C. (collectively “Assignee”).

d.	Third Amendment to Lease Agreement dated as of April 10, 2010 by and between JAMESTOWN 999 Peachtree, L.P., (successor-in-interest to 999 Peachtree Plaza, L.P.), as landlord, and Dr. Alan Goodman, D.D.S., M.S., LLC and Kenneth Goldstein, D.M.D., LLC (as successors-in-interest to Dr. Alan Goodman, D.D.S., M.S., LLC and Kenneth Goldstein, D.M.D., LLC and Joel D. Greenhill, D.D.S., M.S., P.C.), as tenant.

32. Office Lease Agreement dated as of November 15, 1989 by and between 999 Peachtree Associates, Ltd., as landlord, and Dr. Abe Shuster, as tenant, as amended and supplemented by:

a.	First Amendment to Office Lease Agreement dated as of February 9, 2000 by and between 999 Peachtree Plaza, L.P. (as successor-in-interest to 999 Peachtree Associates Ltd.), as landlord, and Dr. Abe Shuster, as tenant.

b.	Second Amendment to Office Lease Agreement dated as of December 20, 2000 by and between 999 Peachtree Plaza, L.P. (as successor-in-interest to 999 Peachtree Associates Ltd.), as landlord, and Dr. Abe Shuster, as tenant.
7

c.	Third Amendment to Lease Agreement dated as of March 15, 2004 by and between 999 Peachtree Plaza, L.P., as landlord, and Dr. Abe Shuster, as tenant.

d.	Fourth Amendment to Lease Agreement dated as of April 1, 2010, by and between JAMESTOWN 999 Peachtree, L.P. (as successor-in-interest to 999 Peachtree Plaza, L.P.), as landlord, and Dr. Abe Shuster, as tenant.

33. Office Lease Agreement dated as of November 15, 1989 by and between 999 Peachtree Associates, Ltd., as landlord, and Dr. Jeffrey M. Smith, as tenant, as amended and supplemented by:

a.	First Amendment to Office Lease Agreement dated as of February 9, 2000 by and between 999 Peachtree Plaza, L.P. (as successor-in-interest to 999 Peachtree Associates Ltd.), as landlord, and Dr. Jeffrey M. Smith, as tenant.

b.	Second Amendment to Lease Agreement dated as of March 15, 2004 by and between 999 Peachtree Plaza, L.P. (as successor-in-interest to 999 Peachtree Associates Ltd.), as landlord, and Dr. Jeffrey M. Smith, as tenant.

c.	Third Amendment to Lease Agreement dated as of April 1, 2010 by and between JAMESTOWN999 Peachtree L.P. (as successor-in-interest to 999 Peachtree Plaza, L.P.), as landlord, and Dr. Jeffrey M. Smith, as tenant.

34. Office Lease Agreement dated as of November 15, 1989 by and between 999 Peachtree Associates, Ltd., as landlord, and Dr. Herman A. Donatelli, as tenant, as amended and supplemented by:

a.	First Amendment to Office Lease Agreement dated as of February 9, 2000 by and between 999 Peachtree Plaza, L.P. (as successor-in-interest to 999 Peachtree Associates Ltd.), as landlord, and Dr. Herman A Donatelli, as tenant.

b.	Second Amendment to Lease Agreement dated as of March 15, 2004 by and between 999 Peachtree Plaza, L.P., as landlord, and Dr. Herman A Donatelli, as tenant.

c.	Third Amendment to Lease Agreement dated as of April 1, 2010 by and between JAMESTOWN999 Peachtree L.P. (as successor-in-interest to 999 Peachtree Plaza, L.P.), as landlord, and Dr. Herman A Donatelli, as tenant.

35. Office Lease Agreement, dated as of August 2, 2005, by and between 999 Peachtree Plaza L.P., as landlord, and The Midtown Business Association, Inc. d/b/a The Midtown Alliance, as tenant, as amended and supplemented by:

8

a.	First Amendment to Office Lease Agreement, dated as of August 23, 2010, by and between JAMESTOWN 999 Peachtree, L.P. (as successor-in-interest to 999 Peachtree Plaza L.P.), as landlord, and The Midtown Business Association, Inc. d/b/a The Midtown Alliance, as tenant.

36. Office Lease Agreement dated as of ______, 2010 by and between JAMESTOWN 999 Peachtree L.P., as landlord, and Iron Tree Capital LLC, as tenant, as amended and supplemented by:

a. Letter Agreement dated December 29, 2011by and between JAMESTOWN 999 Peachtree L.P., as landlord, and Iron Tree Capital LLC, as tenant.

37. Office Lease Agreement dated as of March 11, 1994 by and between 999 Peachtree Associates, L.P., as landlord, and Access Transmission Services, Inc., as tenant, as amended and supplemented by:

a.	First Amendment to Office Lease Agreement dated as of June 26, 1997, by and between 999 Peachtree Associates, L.P., as landlord, and MCI Metro Access Transmission Services, Inc., as tenant.

b.	Second Amendment to Office Lease Agreement dated as of February 3, 1999 by and between 999 Peachtree Plaza, L.P., (as successor-in-interest to 999 Peachtree Associates, L.P.), as landlord, and MCI Metro Access Transmission Services, LLC (as successor-in-interest to MCI Metro Access Transmission Services, Inc.), as tenant.

c.	Third Amendment to Office Lease Agreement dated as of January 9, 2004 by and between 999 Peachtree Plaza, L.P.,as landlord, and MCI Metro Access Transmission Services, LLC, as tenant.

d.	Fourth Amendment to Office Lease Agreement dated as of August 2, 2005 by and between 999 Peachtree Plaza, L.P.,as landlord, and MCI Metro Access Transmission Services, LLC, as tenant.

e.	Fifth Amendment to Office Lease Agreement dated as of February 11, 2009 by and between JAMESTOWN999 Peachtree L.P. (as successor-in-interest to 999 Peachtree Associates, L.P.), as landlord, and MCI Metro Access Transmission Services, LLC, as tenant.

38. Office Lease Agreement dated as of ________, 2009 by and between JAMESTOWN 999 Peachtree L.P., as landlord, and Cahaba Wealth Management, Inc., as tenant.

39. Office Lease Agreement dated as of December 20, 2000 by and between 999 Peachtree Plaza L.P., as landlord, and Dr. George F. Priest Jr., as tenant, as amended and supplemented by:

9

a.	First Amendment to Lease Agreement dated as of December 20, 2000 by and between 999 Peachtree Plaza, L.P.,as landlord, and Dr. George F. Priest Jr., as tenant.

b.	Second Amendment to Lease Agreement dated as of April 1, 2010 by and between JAMESTOWN999 Peachtree L.P. (as successor-in-interest to 999 Peachtree Plaza, L.P.), as landlord, and Priest & Smith, LLC (as successor-in- interest to Dr. George F. Priest Jr.), as tenant.

40. Office Lease Agreement dated as of January 24, 2010 by and between JAMESTOWN 999 Peachtree L.P., as landlord, and Tralongo Management, P.C., as tenant, as amended and supplemented by:

a.	First Amendment to Office Lease Agreement, dated as of November 8, 2012, by and between JAMESTOWN 999 Peachtree, L.P., as landlord, and Tralongo Management, P.C., as tenant.

41. Office Lease Agreement dated as of December 30, 1989 by and between 999 Peachtree Associates, Ltd., as landlord, and Metropolitan Atlanta Cardiology Consultants, P.C., as tenant, as amended and supplemented by:

a.	First Amendment to Office Lease Agreement dated as of March 18, 1994 by and between 999 Peachtree Associates, L.P., (as successor-in-interest to 999 Peachtree Associates, Ltd.), as landlord, and Metropolitan Atlanta Cardiology Consultants, P.C., as tenant.

b.	Second Amendment to Office Lease Agreement dated as of February 1, 2000 by and between 999 Peachtree Plaza, L.P., (as successor-in-interest to 999 Peachtree Associates, Ltd.), as landlord, and Metropolitan Atlanta Cardiology Consultants, P.C., as tenant.

c.	Third Amendment to Office Lease Agreement dated as of September 30, 2004 by and between 999 Peachtree Plaza, L.P., (as successor-in-interest to 999 Peachtree Associates, Ltd.), as landlord, and Metropolitan Atlanta Cardiology Consultants, P.C., as tenant.

d.	Fourth Amendment to Office Lease Agreement dated as of October 20, 2009, by and between JAMESTOWN999 Peachtree, L.P., (as successor-in-interest to 999 Peachtree Associates, Ltd.), as landlord, and Metropolitan Atlanta Cardiology Consultants, P.C., as tenant.

e.	Amended and Restated Fourth Amendment to Office Lease Agreement dated as of June 14, 2010, by and between JAMESTOWN999 Peachtree, L.P.,as landlord, and Metropolitan Atlanta Cardiology Consultants, P.C., as tenant.
10

42. Office Lease Agreement dated as of August 13, 2007, by and between JAMESTOWN 999 Peachtree, L.P., as landlord, and Weissman Nowack Curry & Wilco, P.C., as tenant.

a.	First Amendment to Office Lease Agreement dated as of February 27, 2012, by and between JAMESTOWN 999 Peachtree, L.P., as landlord, and Weissman Nowack Curry & Wilco, P.C., as tenant.

43. Office Lease Agreement dated as of July 24, 2010, by and between JAMESTOWN 999 Peachtree, L.P., and Bunnell Idea Group, LLC, as tenant.

44. Office Lease Agreement dated as of August 9, 2006, by and between 999 Peachtree Plaza, L.P., as landlord, and Balfour Beatty Management, Inc., as tenant.

a.	First Amendment to Office Lease Agreement dated as of April 16, 2012, by and between JAMESTOWN 999 Peachtree, L.P. (as successor-in-interest to 999 Peachtree Plaza, L.P.), as landlord, and Balfour Beatty Infrastructure, Inc. (as successor-in-interest to Balfour Beatty Management, Inc.), as tenant.

45. Office Lease Agreement dated as of April 12, 2010by and between 999 Peachtree, L.P., as landlord, and Huff, Powell, & Bailey, LLC, as tenant.

46. Office Lease Agreement dated as of April 25, 2003, by and between 999 Peachtree, L.P., as landlord, and Needle & Rosenberg, P.C., as tenant, as amended and supplemented by:

a.	First Amendment to and Assignment and Assumption of Lease and Termination of Lease Guaranty dated as of January 7, 2009, by and between Jamestown 999 Peachtree, L.P. (as successor-in-interest to 999 Peachtree, L.P.), as landlord, Ballard Spahr LLP, as assignee, and Needle & Rosenberg, P.C., as assignor.

b.	Second Amendment to Lease Agreement dated as of December 14, 2009, by and between Jamestown 999 Peachtree, L.P., as landlord, and Ballard Spahr LLP as tenant.

c.	Third Amendment to Lease Agreement dated as of April 16, 2012, by and between JAMESTOWN 999 Peachtree, L.P., as landlord, and Ballard Spahr LLP, as tenant.

47. Office Lease Agreement dated as of October 19, 1989, by and between 999 Peachtree Associates, Ltd., as landlord, and American Association of Retired Persons, as tenant, as amended and supplemented by:

11

a.	First Amendment to Office Lease Agreement dated as of September 17, 1991, by and between 999 Peachtree Associates, L.P. (as successor-in-interest to

999 Peachtree Associates, Ltd.), as landlord, and American Association of Retired Persons, as tenant.

b.	Second Amendment to Office Lease Agreement dated as of August 25, 1992, by and between 999 Peachtree Associates, L.P., as landlord, and American Association of Retired Persons, as tenant.

c.	Third Amendment to Office Lease Agreement dated as of March 17, 1995, by and between 999 Peachtree Associates, L.P., as landlord, and American Association of Retired Persons, as tenant.

d.	Fourth Amendment to Office Lease Agreement dated as of February 10, 2000, by and between 999 Peachtree Associates, L.P., as landlord, and American Association of Retired Persons, as tenant.

e.	Fifth Amendment to Office Lease Agreement dated as of October 1, 2004, by and between 999 Peachtree Associates, L.P., as landlord, and American Association of Retired Persons, as tenant.

f.	Sixth Amendment to Office Lease Agreement dated as of March 14, 2006, by and between 999 Peachtree Associates, L.P., as landlord, and AARP (as successor-in-interest to American Association of Retired Persons), as tenant.

g.	Seventh Amendment to Office Lease Agreement dated as of August 23, 2010, by and between JAMESTOWN 999 Peachtree, L.P. (as successor-in-interest to 999 Peachtree Associates, L.P.), as landlord, and AARP, as tenant.

h.	Eighth Amendment to Office Lease Agreement dated as of September 6, 2012, by and between JAMESTOWN 999 Peachtree, L.P, as landlord, and AARP, as tenant.

48. Office Lease Agreement dated as of July 15, 2008 by and between 999 Peachtree Associates, L.P., as landlord, and RobbinsLaw, LLC, as tenant, as amended and supplemented by:.

a.	First Amendment to Lease dated as of October 27, 2008 by and between JAMESTOWN 999 Peachtree, L.P. (as successor-in-interest to 999 Peachtree Associates L.P.), as landlord, and RobbinsLaw, LLC, as tenant.

b.	Second Amendment to Lease dated as of July 16, 2010 by and between JAMESTOWN 999 Peachtree, L.P., as landlord, and RobbinsLaw, LLC, as tenant.
12

c.	Third Amendment to Office Lease Agreement dated as of August 1, 2011 by and between JAMESTOWN 999 Peachtree, L.P., as landlord, and Robbins Freed & Ross LLC (as successor-in-interest to RobbinsLaw, LLC), as tenant.

49. Office Lease Agreement dated as of November 19, 2008by and between JAMESTOWN 999 Peachtree, L.P., as landlord, and Flad & Associates, Inc. d/b/a Flad Architects, as tenant.

50. Office Lease Agreement dated as of February 17, 2009by and between JAMESTOWN 999 Peachtree, L.P., as landlord, and Mazursky Constantine LLC, as tenant, as amended and supplemented by:

a.	First Amendment to Office Lease Agreement dated as of March 27, 2009by and between JAMESTOWN999 Peachtree, L.P., and landlord, and Mazursky Constantine LLC, as tenant.

51. Office Lease Agreement dated as of August 27, 2007by and between JAMESTOWN 999 Peachtree, L.P., as landlord, and Raising the Bar, LLC, as tenant.

a.	First Amendment to Office Lease Agreement dated as of October 20, 2009by and between JAMESTOWN 999 Peachtree, L.P., as landlord, and Raising the Bar, LLC, as tenant.

b.	Second Amendment to Office Lease Agreementdated as of February 22, 2011by and between JAMESTOWN 999 Peachtree, L.P., as landlord, and Raising the Bar, LLC, as tenant.

52. Office Lease Agreement, dated as of May, 2008 by and between JAMESTOWN 999 Peachtree, L.P., as landlord, and The Hishon Firm LLC, as tenant, as amended and supplemented by:

a.	First Amendment to Office Lease Agreement dated as of February 22, 2011 by and between JAMESTOWN 999 Peachtree, L.P., as landlord, and The Hishon Firm LLC.

53. Office Lease Agreement, dated as of July 25, 2011, by and between JAMESTOWN 999 Peachtree, L.P., as landlord, and Arthur Gensler Jr. & Associates, as tenant.

54. Amended and Restated Office Lease Agreement, dated as of March 26, 2003 by and between 999 Peachtree Plaza, L.P., as landlord, and Sutherland, Asbill & Brennan LLP, as tenant, as amended and supplemented by:

a.	First Amendment to Amended and Restated Office Lease Agreement, dated as of July 9, 2003 by and between 999 Peachtree Plaza, L.P., as landlord, and Sutherland, Asbill & Brennan LLP.
13

b.	Second Amendment to Amended and Restated Office Lease Agreement, dated as of December 10, 2004 by and between 999 Peachtree Plaza, L.P., as landlord, and Sutherland, Asbill & Brennan LLP.

c.	Third Amendment to Amended and Restated Office Lease Agreement, dated as of February 16, 2006 by and between 999 Peachtree Plaza, L.P., as landlord, and Sutherland, Asbill & Brennan LLP.

d.	Fourth Amendment to Amended and Restated Office Lease Agreement, dated as of February 24, 2006 by and between 999 Peachtree Plaza, L.P., as landlord, and Sutherland, Asbill & Brennan LLP.

e.	Fifth Amendment to Amended and Restated Office Lease Agreement, dated as of June 25, 2009 by and between Jamestown 999 Peachtree, L.P., as landlord, and Sutherland, Asbill & Brennan LLP.

f.	Sixth Amendment to Amended and Restated Office Lease Agreement, dated as of June 30, 2010 by and between Jamestown 999 Peachtree, L.P., as landlord, and Sutherland, Asbill & Brennan LLP.

g.	Seventh Amendment to Amended and Restated Office Lease Agreement, dated as of September 1, 2011 by and between Jamestown 999 Peachtree, L.P., as landlord, and Sutherland, Asbill & Brennan LLP.

55. Office Lease Agreement dated as of 2011 by and between Jamestown 999 Peachtree, L.P., as landlord, and Wargo & French LLP, as tenant.

56. Office Lease Agreement, dated as of October 25, 1989, by and between 999 Peachtree Associates, Ltd., as landlord, and Peachtree Club Associates Limited Partnership, as tenant, as amended and supplemented by:

a.	First Amendment to Office Lease Agreement, dated as of April 1, 1997, by and between 999 Peachtree Associates, Ltd., as landlord, and Peachtree Club Associates Limited Partnership, as tenant.

b.	Second Amendment to Office Lease Agreement, dated as of February 2, 2000, by and between 999 Peachtree Plaza L.P. (as successor-in-interest to 999 Peachtree Associates, Ltd.), as landlord, and Peachtree Club Associates Limited Partnership, as tenant.

c.	Third Amendment to Office Lease Agreement, dated as of February 19, 2001, by and between 999 Peachtree Plaza L.P., as landlord, and Peachtree Club Associates Limited Partnership, as tenant.
14

d.	Fourth Amendment to Lease, dated as of January 27, 2004, by and between 999 Peachtree Plaza L.P., as landlord, and Peachtree Club Associates L.L.P. (as successor-in-interest to Peachtree Club Associates Limited Partnership), as tenant.

e.	Fifth Amendment to Lease, dated as of October 9, 2009, by and between JAMESTOWN 999 Peachtree, L.P. (as successor-in-interest to 999 Peachtree Plaza L.P.), as landlord, and Peachtree Club Associates L.L.P., as tenant.

f.	Sixth Amendment to Lease, dated as of December 15, 2009, by and between JAMESTOWN 999 Peachtree, L.P., as landlord, and Peachtree Club Associates L.L.P., as tenant.

57. Office Lease Agreement, dated as of November 18, 2011, by and between JAMESTOWN 999 Peachtree, L.P., as landlord, and Margaret Graff, as tenant.

58. Office Lease Agreement, dated as of June 4, 2001, by and between 999 Peachtree Plaza L.P., as landlord, and Munger & Stone, LLP, as tenant.

a.	First Amendment to Lease, dated as of June 14, 2004, by and between 999 Peachtree Plaza L.P., as landlord, and Munger & Stone, LLP, as tenant.

b.	Second Amendment to Lease, dated as of June 29, 2009, by and between JAMESTOWN 999 Peachtree, L.P. (as successor-in-interest to Peachtree Plaza L.P.), as landlord, and Munger & Stone, LLP, as tenant.

39. Letter Agreement dated August 28, 2012 between Jamestown 999 Peachtree, L.P. with German American Chamber of Commerce.

15

SCHEDULE 6

RENT ABATEMENT, LEASING COSTS, AND OUTSTANDING TENANT IMPROVEMENT

Outstanding Rent Abatement Schedule- In place Tenants - 3/1/13 - 6/30/13 (1)

For the Months Ending:	Mar 13	Apr 13	May 13	Jun 13	Total
Tenant
Oxford	68,339	88,337	68,339	68,337	273,352
Midtown Alliance	7,691	-	-	-	7,691
Ballard Spahr	17,736	17,736	17,736	17,738	70,946
Gensler	26,874	26,873	26,874	26,874	107,494
Wargo & French	28,233	28,234	28,238	28,237	112,942
Mazursky	1,223	1,223	1,223	1,223	4,891
Total Amount Per Month	150,095	142,402	142,409	142,408	577,315

Outstanding Tl Schedule- In place Tenants - 3/1/13-6/30/13

For the Months Ending:	Mar-13	Apr-13	May-13	Jun-13	Total
Tenant
Sutherland			1,200,000		1,200,000
Mazursky
Total Amount Per Month			1,200,000		1,200,000

Summary
	Mar-13	Apr-13	May-13	Jun-13	Total
Rent Abatement Schedule	150,095	142,402	142,409	142,408	577,315
Outstanding T1	-	-	1,200,000	-	1,200,000
Outstanding LC	-	-	-	-	-
Outstanding Capital Expenditures	-	-	-	-	-
Total	150,095	142,402	1,342,409	142,408	1,777,315

[1] To be absorbed, or paid out by Jamestown prior to close.

Outstanding Rent Abatement Schedule- In place Tenants - As of 6/30/13 (Closing)(2)

For the Years Ending:	2013	2014	2015	2016	2017	Total
Tenant						1,061,278
Oxford	413,071	648,207				-
Midtown Alliance						-
Ballard Spahr	36,172					36,172
Gensler	161,240	190,728	52,920			404,887
Wargo & French	173.734	178.921				352,654
Mazursky	4,940	22,808	43,425	23,523	15,889	110,585
Total Amount Per Year	789,156	1,040,663	96,345	23,523	15,889	1,965,576

Outstanding Tl - In Place Tenants as of 6/30/13 (Closing)

For the Years Ending:	2013	2014	2015	2016	2017	Total
Tenant
Sutherland						-
Mazursky*			98.996			98,996
Total Amount Per Year	0	0	98,996	0	0	98,996

 *Assumes TT’s waive of 2015 termination option.

Summary
	Year 1	Year 2	Year 3	Year 4	Year 5
	Dec-2013	Dec-2014	Dec-2015	Dec-2016	Dec-2017	Total
Rent Abatement Schedule	789,156	1,040,663	96,345	23,523	15,889
Outstanding T1	-	-	9,996	-
Outstanding LC	-	-	-	-	-
Outstanding Capital Expenditures	-	-	-	-	-
Total	789,156	1,040,663	195,341	23,523	15,889	2,064,572

{2] To be credited by seller (Jamestown) to purchaser {Franklin Street Properties) at close

SCHEDULE 7

SERVICE CONTRACTS

Must-Take Contracts are identified with an *.

1.	Independent Contractor Agreement dated as of November 7, 2012, by and between JAMESTOWN 999 Peachtree, L.P., as owner, and Prime Power Services, as contractor.

2.	Independent Contractor Agreement dated as of November 7, 2012, by and between JAMESTOWN 999 Peachtree, L.P., as owner, and MITEC Inc., as contractor.

3.	Independent Contractor Agreement dated as of December 4, 2012, by and between JAMESTOWN 999 Peachtree, L.P., as owner, and Alliance Fire Protection Services, Inc., as contractor.

4.	Value Lease Agreement dated as of January 30, 2013, by and between JAMESTOWN 999 Peachtree, L.P., as owner, and DocuTEAM, Inc., as contractor.*

5.	Service Contractor Agreement dated January 4, 2007 by and between JAMESTOWN 999 Peachtree, L.P., as Owner, and Selig Parking, Inc. d/b/a AAA Parking, as contractor, as amended and supplemented by:

a.	Letter Agreement dated as of September 24, 2008, by and between JAMESTOWN 999 Peachtree, L.P., as owner, and ABM Janitorial Services of Georgia, as contractor.

6.	Service Contract dated January 1, 2009, by and between JAMESTOWN 999 Peachtree, L.P., as owner, and Chesley Brown International, Inc., as contractor.

7.	Service Contractor Agreement dated August 4, 2007, by and between JAMESTOWN 999 Peachtree, L.P., as owner, and ABM Janitorial Services of Georgia, as contractor, as amended and supplemented by:

a.	Letter Agreement dated as of September 24, 2008, by and between JAMESTOWN 999 Peachtree, L.P., as owner, and ABM Janitorial Services of Georgia, as contractor.

8.	Service Contract dated March 23, 2009, by and between JAMESTOWN 999 Peachtree, L.P., as owner, and AlivePromo, Inc., as contractor.

9.	Business Class Service Order Agreement dated as of November 20, 2009, by and between JAMESTOWN 999 Peachtree, L.P., as owner, and Comcast, as contractor.

10.	Business Class Service Order Agreement dated as of December 14, 2010, by and between JAMESTOWN 999 Peachtree, L.P., as owner, and Comcast, as contractor.

11.	Business Class Service Order Agreement dated as of July 14, 2010, by and between JAMESTOWN 999 Peachtree, L.P., as owner, and Comcast, as contractor.

12.	Business Class Service Order Agreement dated as of December 13, 2010, by and between JAMESTOWN 999 Peachtree, L.P., as owner, and Comcast, as contractor.

13.	Building Services Agreement dated ________, by and between JAMESTOWN Commercial Management Company, L.P., as manager, and Concierge Services of Atlanta, Inc., as contractor.

14.	Service Agreement dated August 28, 2008, by and between JAMESTOWN 999 Peachtree, L.P., as owner, and D&S Plants Unlimited, as contractor, as amended and supplemented by:

b.	Letter of Agreement – Addendum, dated as of August 30, 2010, by and between JAMESTOWN 999 Peachtree, L.P., as owner, and D&S Plants Unlimited, as contractor.

15.	Building Services Agreement dated October 6, 2011, by and between JAMESTOWN Commercial Management Company, L.P., as manager, and ADDCO Metal Maintenance Company, as contractor.

16.	FedEx Drop Box Agreement, dated as of October 24, 2012, by and between JAMESTOWN 999 Peachtree, L.P., as owner, and Fedex, as contractor.

17.	Building Services Agreement dated as of ______, by and between JAMESTOWN Commercial Management Company, L.P., as manager, and FitEx Fitness Equipment Express, as contractor.

18.	Service Contract dated as of May 4, 2009, by and between JAMESTOWN 999 Peachtree, L.P., as owner, and McKenney’s, Inc., as contractor.

19.	Service Agreement by and between JAMESTOWN 999 Peachtree, L.P., as owner, and Muzak Atlanta, as contractor.

20.	Lease dated as of December 30, 2009, by and between JAMESTOWN 999 Peachtree, L.P., as owner, and Pitney Bowes, as contractor.*

18

21.	Building Services Agreement dated as of February 7, 2011, by and between JAMESTOWN Commercial Management Company, L.P., as manager, and Servidyne Systems, LLC, as contractor.

22.	Service Agreement dated as of August 22, 2008, by and between JAMESTOWN 999 Peachtree, L.P., as owner, and Steritech Group Inc., as contractor, as amended and supplemented by:

a.	Letter of Agreement – Addendum dated as of February 2, 2011, by and between JAMESTOWN 999 Peachtree, L.P., as owner, and Steritech Group Inc., as contractor.

23.	Building Services Agreement, dated as of September 2, 2011, by and between JAMESTOWN Commercial Management Company, L.P., as manager, and Stone Specialty Services, as contractor.

24.	Independent Contractor Agreement dated as of August ___, 2011, by and between JAMESTOWN 999 Peachtree, L.P., as owner, and SWORN Wireless, LLC, as contractor.

25.	Service Agreement dated as of September 11, 2008, by and between JAMESTOWN 999 Peachtree, L.P., as owner, and United Waste Service, Inc., as contractor.

26.	Letter Center Agreement dated as of January 15, 2007, by and between by and between JAMESTOWN 999 Peachtree, L.P., as owner, and United Parcel Service, Inc., as contractor.

27.	Building Services Agreement dated as of January 1, 2011, by and between JAMESTOWN Commercial Management Company, as manager, and Valcourt Building Services of Georgia, as contractor.

28.	Service Agreement dated as of August 14, 2008, by and between JAMESTOWN 999 Peachtree, L.P., as owner, and NALCO, as contractor.

29.	Service Agreement dated as of March ___, 2010, by and between by and between JAMESTOWN 999 Peachtree, L.P., as owner, and Williamson Restoration, Inc., as contractor.

30.	Service Agreement dated as of September 11, 2008, by and between JAMESTOWN 999 Peachtree, L.P., as owner, and Yancey Power Systems, as contractor.

19

31.	Service Agreement dated as of June 24, 2008, by and between JAMESTOWN 999 Peachtree, L.P., as owner, and Gibbs Landscape Company, as contractor.

32.	Media Service Agreement dated as of August 18, 2010, by and between JAMESTOWN 999 Peachtree, L.P., as owner, and Captivate Network, as contractor.*

33.	Service Contract dated as of ____, by and between JAMESTOWN 999 Peachtree, L.P., as owner, and Schindler Elevator Corporation, as contractor.

20

SCHEDULE 8

SECURITY DEPOSITS AND LETTERS OF CREDIT

Database: PRODUCTION			CM Security Deposits Ledger						Page:1
BLDG 4507			Production						Date: 1/4/2013
			999 PEACHTREE						Time: 11:49 PM
Occupancy Status: Current Inactive New Include Leases with Zero Balances and No Activity: No			12/12 Through 12/12
Bldg/Lease		Date Category	SR	Description	Int. Rate	Debit	Credit	Balance	Receipt Desc.	Receipt Type

4507	-000195	Cross Cuts/Bobby Cross	Bobby Cross						Master Occp Id: BobbyCro-1
	Balance Forward								-415.00

4507	-000453	Bunnell Idea Group, LLC	Mo Bunnell						Master Occp Id: Bunid-1

	Balance Forward								-5,653.54

4507	-000427	Cahaba Wealth Management, Inc.	Emily Breslin			(404) 549-7678			Master Occp Id: caha-1
									-2233.00
	Balance Forward

4507	-00000659	Eco-Denizen	Timothy E. Cox						Master Occp Id: EXG-1

	Balance Forward								-3306.60

4507	-000420	Empire State South	Hugh Acheson						Master Occp Id: FEATHERS-1

	Balance Forward								-11,108.33

4507	-000364	Flad & Associates, Inc.	Jeffrey C. Zutz			(608) 231-2020			Master Occp Id: FLAD-1

	Balance Forward								-27.332.50

Database: PRODUCTION			CM Security Deposits Ledger						Page: 2
BLDG 4507			Production						Date: 1/4/2013
			999 PEACHTREE						Time: 11:49 PM
Occupancy Status: Current Inactive New Include Leases with Zero Balances and No Activity: No		12/12 Through 12/12
Bldg/Lease		Date Category	SR	Description	Int. Rate	Debit	Credit	Balance	Receipt Desc.	Receipt Type

4507	-00000641	Gensler	David Gensler			(415)433-3700		Master Occp Id: Gensler-1
	Balance Forward								-48,436.67

4507	-000310	The Hishon Firm, LLC	Robert H. Hishon					Master Occp Id: Hishon-1

	Balance Forward								-2290.50

4507	-000441	Huff Powell & Balley, LLC	Mr. Dan Huff					Master Occp Id: HUFF-1
									-27,197.50
	Balance Forward

4507	-000569	Iron Tree Capital, LLC	Real Estate Dept					Master Occp Id: Iron Tre-1

	Balance Forward								-5,572.67

4507	-000208	Michael K. Kim/City News Stand	Michael K. Kim					Master Occp Id: JayYong-1

	Balance Forward								-3,660.00

Database: PRODUCTION				CM Security Deposits Ledger						Page: 3
BLDG 4507				Production						Date: 1/4/2013
				999 PEACHTREE						Time: 11:49 PM
Occupancy Status: Current Inactive New Include Leases with Zero Balances and No Activity: No				12/12 Through 12/12
Bldg/Lease		Date	Category	SR	Description	Int. Rate	Debit	Credit	Balance	Receipt Desc.	Receipt Type

4507	-00000663	Ameriprise-Margaret Graff		Margaret M. Graff					Master Occp Id: Margaret-1

	Balance Forward									-4,193.00

4507	-000210	Metro Atlanta Cardiology							Master Occp Id: MetAtlCr-1

	Balance Forward									-15,622.00

4507	-000580	Midtown Smile Center, P.C.							Master Occp Id: MidtownS-1

	Balance Forward

4507	-000213	Munger & Stone, LLP							Master Occp Id: MungerSt-1

	Balance Forward									-3,055.75

4507	-000272	Raising the Bar, LLC		Robin Hensley			(404)815-4110		Master Occp Id: Raisingt-1

	Balance Forward									-2,320.38

Database: PRODUCTION				CM Security Deposits Ledger						Page: 4
BLDG 4507				Production						Date: 1/4/2013
				999 PEACHTREE						Time: 11:49 PM
Occupancy Status: Current Inactive New Include Leases with Zero Balances and No Activity: No				12/12 Through 12/12
Bldg/Lease		Date	Category	SR	Description	Int. Rate	Debit	Credit	Balance	Receipt Desc.	Receipt Type

4507	-00000633	Real Estate Management Services Group		Tania Zapalski			(239)262-0286		Master Occp Id: Real Est-1

	Balance Forward									-6,379,88

4507	-00000621	Stephanie Hyde / En Paris		Stephanie Hyde					Master Occp Id: Stephani-1

	Balance Forward									-2500.00

4507	-000580	Midtown Smile Center, P.C.							Master Occp Id: MidtownS-1

	Balance Forward

4507	-000579	Tralongo Management, P.C.		Kenneth Tralongo, DDS			(404)537-5211		Master Occp Id: Tralongo-1

	Balance Forward									-7,569.29

4507	-000288	Weissman Nowak Curry & Wilco		Peter Krogh			(404)279-4075		Master Occp Id: Weissman-1

	Balance Forward									3,087.00

	Grand Total:									-186,368.98

JAMESTOWN 999 PEACHTREE, LP

SECURITY DEPOSITS

0210-0100

December 31, 2012

Security Deposit Ledger	186,368.98

Receivables Ledger	186,368.98

General Ledger Balance	186,368.98

Difference:	-

Suite	Tenant	Start Date	End Date		Status	Amount
0110	Stephanie Hyde- En Paris (MTM)	04/20/11	12/31/12		Expired	2,500.00
0140	Empire State South	09/01/10	08/31/20			11,108.33
0155	Michael K. Kim I City News Stand	05/01/04	01/31/15	*		7,240.00
0155	Michael K. Kim I City News Stand	05/01/04	01/31/15	*		(1,360.00)
0155	Michael K. Kim I City News Stand	05/01/04	01/31/15	*		(2, 220.00)
0170	Cross Cuts I Bobby Cross	05/01/90	04/30/15			415.00
0180	Eco Denizen (EXG Green)	10/21/11	05/31/17			3,306.60
0300	Heery International, Inc.	10/01/87	09/30/17			3,087.00
0540	Real Estate Management Services Group	09/01/11	05/31/17			6,379.88
0700	Midtown Smile Center	07/01/11	06/30/22			'1/135.38
0750	Iron Tree Capital, LLC (RENEWING)	01/01/11	12/31/12		Expired	5,572.67
0790	Cahaba Wealth Management, Inc.	12/01/09	02/28/13			2,233.00
0800	Tralongo Management, P.C.	04/01/11	03/31/22	*		3,746.25
0800	Tralongo Management, P.C.	04/01/11	03/31/22	*		3,823.03
0850	Metro Atlanta Cardiology	05/26/90	06/30/18			15,622.00
0860	Bunnell Idea Group, LLC	12/01/10	09/30/16			5,653.54
0950	Huff Powell & Bailey, LLC	09/25/10	09/30/21			27,197.50
1200	Flad & Associates, Inc.	03/01/09	12/31/14			27,332.50
1234	Raising the Bar, LLC	04/01/11	10/31/16			2,320.38
1245	The Hishon Firm, LLC	04/01/11	06/30/14			2,290.50
1400	Gensler	12/01/11	05/31/23			48,436.67
2820	Margaret Graff-Ameriprise	01/01/12	07131/19			4,193.00
2850	Munger & Stone, LLP	07/01/01	02/28/15			3,055.75
						186,368.98

*	City Newsstand·Per Lease·1st three months of rent each year shall be paid by reduction of security deposit.

* Tralongo Management · Add'l deposit due upon expansion.

25

SCHEULE 9

ENVIRONMENTAL REPORTS

Phase I Environmental Assessment dated August 14, 2006 prepared by United Consulting

EXHIBIT A

Form of Limited Warranty Deed

This space reserved for recording information

After recording, return to: Venable LLP

1270 Avenue of the Americas

New York, New York 10020

Attn: Brian N. Gurtman, Esq.

LIMITED WARRANTY DEED

STATE OF GEORGIA	)
) SS:
COUNTY OF FULTON	)

THIS INDENTURE, made as of the day of _, 2013, between JAMESTOWN 999 PEACHTREE, L.P., a Delaware limited partnership (“Grantor”), and FSP 999 PEACHTREE STREET LLC, a Delaware limited liability company (“Grantee”), whose mailing address is c/o Franklin Street Properties Corp., 401 Edgewater Place, Suite 200, Wakefield, Massachusetts 01880, Attention: Jeffrey B. Carter.

WITNESSETH:

That Grantor, for the sum of Ten Dollars ($10.00) and other good and valuable consideration, in hand paid at and before the sealing and delivery of these presents, the receipt and sufficiency of which are hereby acknowledged, has granted, bargained, sold, aliened, conveyed and confirmed and by these presents does grant, bargain, sell, alien, convey and confirm unto Grantee, all of those tracts or parcels of land described on Exhibit A attached hereto and made a part hereof (herein called the “Land”), together with the buildings and improvements thereon (collectively, the “Property”).

TO HAVE AND TO HOLD the said Property, together with all and singular the rights, members, easements and appurtenances thereof, and all interest of Grantor (if any) in and to alleys, streets, and rights of way adjacent to or abutting the Land to the same being, belonging or in any wise appertaining to the Land, to the only proper use, benefit and behoof of Grantee, forever, IN FEE SIMPLE.

This Deed and the warranty of title contained herein are made expressly subject to each of the matters set forth in Exhibit B, attached hereto and incorporated herein by reference (collectively, the “Permitted Exceptions”).

Except as to any claims arising from or with respect to the Permitted Exceptions, Grantor will warrant and forever defend the right and title to the Property unto Grantee against the lawful claims of all persons owning, holding or claiming by, through or under Grantor, but not otherwise.

(The words “Grantor” and “Grantee” include all genders, plural and singular, and their respective heirs, successors and assigns where the context requires or permits.)

[signature appears on following page]

IN WITNESS WHEREOF, Grantor has signed and sealed this deed, the day and year first above written.

GRANTOR:

JAMESTOWN 999 PEACHTREE, L.P., a Delaware limited partnership

	By:	JT 999 Peachtree Corp., a Georgia corporation, its general partner

Signed, sealed and delivered
in the presence of:	By:
Name:
Title:
Unofficial Witness

Notary Public

(NOTARY SEAL)

My Commission Expires:

EXHIBIT A - LEGAL DESCRIPTION

EXHIBIT B - PERMITTED EXCEPTIONS

EXHIBIT B

Form of Assignment and Assumption Agreement

ASSIGNMENT AND ASSUMPTION AGREEMENT

THIS ASSIGNMENT AND ASSUMPTION AGREEMENT (“Assignment”) is entered as of this ____ day of ______, 2013 by and JAMESTOWN 999 PEACHTREE, L.P., a Delaware limited partnership, whose mailing address is One Overton Park, 12th Floor, 3625 Cumberland Boulevard, Atlanta, Georgia 30339 (“Assignor”) and FSP 999 PEACHTREE STREET LLC, a Delaware limited liability company whose mailing address is c/o Franklin Street Properties Corp., 401 Edgewater Place, Suite 200, Wakefield, Massachusetts 01880, Attention: Jeffrey B. Carter (“Assignee”).

WHEREAS, in accordance with that certain Purchase and Sale Agreement (“Purchase Agreement”) dated as of March __, 2013, between Assignor, as Seller, and Assignee, as Purchaser, Assignor has agreed to convey to Assignee that certain real property located at 999 Peachtree Street, Atlanta, Georgia 30309, as more particularly described on Exhibit A to the Purchase Agreement (capitalized terms used in this Assignment and not specifically defined herein will have the meanings ascribed to them in the Purchase Agreement); and

WHEREAS, Assignor desires to assign its interests in and Assignee desires to accept the assignment of Assignor’s interest in the Leases, Service Contracts which are not Terminated Contracts, Commission Agreements, Post-Closing Commission Obligations and Intangible Property affecting the Property, on the terms and conditions provided herein including Assignee’s assumption of Assignor’s obligations under the Leases, Service Contracts which are not Terminated Contracts, Commission Agreements and Post-Closing Commission Obligations; and

NOW, THEREFORE, IN CONSIDERATION of the purchase of the Property by Assignee from Assignor, and for $10.00 and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Assignment of Leases.

Assignor hereby assigns and transfers to Assignee as of the date hereof all of Assignor’s right, title and interest in and to the Leases described on Schedule I attached hereto and made a part hereof including any Security Deposits thereunder held by Assignor.

Assignee hereby accepts the assignment of all of Assignor’s right, title and interest in and to the Leases, and assumes all the obligations of Assignor under and arising out of the Leases which are applicable to the period from and after the date hereof and of the obligations of Assignor respecting the Security Deposits turned over to Assignee and Assignee will hold Assignor harmless and free from any liability with respect to the Security Deposits to the extent received by or credited to Assignee.

2. Assignment of Service Contracts.

Assignor hereby assigns and transfers to Assignee as of the date hereof all of Assignor’s right, title and interest in and to the Service Contracts relating to the upkeep, repair, management, leasing, maintenance or operation of the Property to which Assignor is a party described on Schedule II attached hereto and made a part thereof.

Assignee hereby accepts the assignment of all of Assignor’s right, title and interest in and to said Service Contracts which are not Terminated Contracts, and assumes all the obligations of Assignor under and arising out of such Service Contracts which are applicable to the period from and after the date hereof.

3. Assignment of Post-Closing Commission Obligations.

Assignor hereby assigns and transfers to Assignee as of the date hereof all of Assignor’s right, title and interest in and to the Commission Agreements and the Post-Closing Commission Obligations to which Assignor is a party as described on Schedule III attached hereto and made a part thereof.

Assignee hereby accepts the assignment of all of Assignor’s right, title and interest in and to said Commission Agreements and Post-Closing Commission Obligations, and assumes all the obligations of Assignor under and arising out of the Commission Agreements and Post-Closing Commission Obligations which are applicable to the period from and after the date hereof.

4. Assignment of Intangible Property.

Assignor hereby assigns and transfers to Assignee as of the date hereof all of Assignor’s right, title and interest in and to the Intangible Property, to the extent it is assignable or transferable and in Assignor’s possession or control, including, without limitation, Licenses and Permits, all plans and specifications, architectural drawings, warranties, guaranties, consents, authorizations, entitlements, waivers, and variances in connection with the Land, the Improvements or the Personal Property.

Assignee hereby accepts the assignment of all of Assignor’s right, title and interest in and to said Intangible Property together with (i) all Security Deposits, (ii) all obligations for the period prior to Closing for which Assignee has received a credit at Closing, and (iii) all obligations for which Assignee has expressly assumed or accepted responsibility under the Purchase Agreement.

5.    Qualifications. This Assignment is subject to the Permitted Exceptions (as defined in the Purchase Agreement). This Assignment is also subject to those provisions of the Purchase Agreement limiting Assignor’s liability to Assignee, including, but not limited to, Article VI of the Purchase Agreement.

6. Successors and Assigns.

All of the covenants, terms and conditions set forth in this Assignment shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors and assigns.

7. Interpretation.

This Assignment shall be governed by, interpreted under, and construed and enforceable in accordance with, the laws of the State of Georgia without regard to the principles of conflict of laws.

8. Counterparts.

This Assignment may be executed in counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

[Signatures appear on the following page]

IN WITNESS WHEREOF, the parties hereto have executed this Assignment as of the date first above written.

ASSIGNOR:

JAMESTOWN 999 PEACHTREE, L.P.,
a Delaware limited partnership

By: JT 999 Peachtree Corp.,
a Georgia corporation, its general partner

By: _____________________________

Name: ___________________________

Title: ____________________________

ASSIGNEE:

FSP 999 PEACHTREE STREET LLC,
a Delaware limited liability company

By: ________________________________

Name: ______________________________

Title: _______________________________

SCHEDULE I - LEASES

SCHEDULE II - SERVICE CONTRACTS

SCHEDULE III - POST-CLOSING COMMISSION OBLIGATIONS

[Signature page to 999 Peachtree Assignment and Assumption Agreement]

EXHIBIT C

Form of Bill of Sale

BILL OF SALE

THIS BILL OF SALE (“Bill of Sale”) is made this ____ day of ________, 2013 by JAMESTOWN 999 PEACHTREE, L.P., a Delaware limited partnership (“Seller”), in favor of FSP 999 PEACHTREE STREET LLC, a Delaware limited liability company (“Purchaser”).

W I T N E S S E T H:

WHEREAS, Seller and Purchaser entered into that certain Purchase and Sale Agreement dated as of March __, 2013 (the “Purchase Agreement”). Any term with its initial letter capitalized and not otherwise defined herein shall have the meaning set forth in the Purchase Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller does hereby absolutely and unconditionally give, grant, bargain, sell, transfer, set over, assign, convey, release, confirm and deliver to Purchaser all of Seller’s right, title and interest in and to the Personal Property without representation or warranty of any kind whatsoever, including, without limitation, the Personal Property set forth on Schedule I attached hereto.

This Bill of Sale is subject to the Permitted Exceptions (as defined in the Purchase Agreement). This Bill of Sale is also subject to those provisions of the Purchase Agreement limiting Seller’s liability to Purchaser, including, but not limited to, Article VI of the Purchase Agreement.

All of the covenants, terms and conditions set forth in this Bill of Sale shall be binding upon and inure to the benefit of Purchaser and Seller and their respective heirs, successors and assigns.

This Bill of Sale shall be governed by, interpreted under, and construed and enforceable in accordance with, the laws of the State of Georgia without regard to the principles of conflict of laws.

[Signatures begin on following page]

SELLER:

JAMESTOWN 999 PEACHTREE, L.P., a Delaware limited partnership

By:	JT 999 Peachtree Corp., a Georgia corporation, its general partner

By: _________________________

Name: _______________________

Title: ________________________

[Seller signature page to Jamestown 999 Bill of Sale]

EXHIBIT D

Form of FIRPTA Affidavit

FIRPTA AFFIDAVIT

Section 1445 of the Internal Revenue Code of 1986, as amended (the “Code”) provides that a Transferee of a United States real property interest must withhold tax if the transferor is a foreign person or entity. For United States tax purposes (including Section 1445 of the Code), the owner of a disregarded entity (which has legal title to a United States real property interest under local law) will be the transferor of the property and not the disregarded entity.

To inform FSP 999 PEACHTREE STREET LLC (the “Transferee”) that withholding of tax is not required upon the disposition by JAMESTOWN 999 PEACHTREE, L.P. (the “Transferor”) of the United States real property interest, the undersigned hereby certifies the following on behalf of Transferor:

1.	The Transferor is not a foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Internal Revenue Code and Income Tax Regulations);

2.	The Transferor is not a disregarded entity as defined in §1.1445-2(b)(2)(iii) of the Income Tax Regulations;

3.	The Transferor's U.S. employer tax identification number is 20-5949950; and

4.	The office address of the undersigned is One Overton Park, 12th Floor, 3625 Cumberland Boulevard, Atlanta, Georgia 30339.

The undersigned understands that this certification may be disclosed to the Internal Revenue Service by Transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.

The undersigned officer of Transferor declares that he/she has examined this certification and to the best of his/her knowledge and belief it is true, correct and complete, and he/she further declares that he/she has authority to sign this document on behalf of Transferor.

[signature appears on following page]

TRANSFEROR:

JAMESTOWN 999 PEACHTREE, L.P., a Delaware limited partnership

By:	JT 999 Peachtree Corp., a Georgia corporation, its general partner

By: _________________________

Name: _______________________

Title: ________________________

SWORN TO AND SUBSCRIBED before me this ____ day of ___________, 20__, and notarized by me on such date.

______________________________

Notary Public

My commission expires ___________

(NOTARY SEAL)

[signature page to Jamestown 999 Peachtree, L.P. FIRPTA Affidavit]

EXHIBIT E

Form of Seller’s Certificate

STATE OF GEORGIA

COUNTY OF COBB

SELLER'S CERTIFICATE

JAMESTOWN 999 PEACHTREE, L.P., a Delaware limited partnership (“Seller”), hereby certifies that, to Seller’s Knowledge (as defined below):

1.	Seller is the owner of certain real property described in Exhibit A, attached hereto and incorporated herein by this reference (the "Property").

2.	Except as described on Exhibit B, no improvements or repairs have been made upon the Property by, or for the account of, or at the instance of Seller within the ninety-five (95) days preceding the date hereof for which the cost has not been paid.

3.	There are no outstanding bills for labor, materials or services used in making improvements or repairs on the Property incurred by, or for the account of, or at the instance of Seller.

4.	There are no unpaid or unsatisfied security deeds, mortgages, claims of liens, special assessments for water, sewage or street improvements or taxes of any kind affecting the Property which do not appear of public record or which are not reflected on Chicago Title Insurance Company ALTA Commitment No. __________, effective __________ (the “Title Commitment”), except as set forth on Exhibit C attached hereto.

5.	There are no other parties in possession or with a right to possession of the Property, except for (a) rights of possession reflected on the Title Commitment and (b) tenants, as tenants only, pursuant to unrecorded leases.

6.	Seller has not engaged any Broker's services (as defined in O.C.G.A. § 44-14-601) with regard to the management, sale, purchase, lease, option or other conveyance of any interest in the Property, other than as listed on Exhibit D, and Seller has not received any notice of lien for any such services.

For purposes of this Seller’s Certificate, “Seller’s Knowledge” shall mean the current, actual knowledge without duty of inquiry or investigation of Mario Mireles and Dara Grant. There shall be no personal liability on the part of the individuals named above arising out of any certifications made herein or otherwise. This Certificate is given to induce Chicago Title Insurance Company to issue a title insurance policy for the Property, including any requested endorsements thereto, knowing full well that it will be relying upon the accuracy of the same.

This Seller’s certificate shall be governed by, interpreted under, and construed and enforceable in accordance with, the laws of the State of Georgia without regard to the principles of conflict of laws.

[SIGNATURE AND ACKNOWLEDGMENT ON FOLLOWING PAGE]

IN WITNESS WHEREOF, Seller has executed this Seller’s Certificate this ____ day of _____________ , ____________.

SELLER:

Signed, sealed and delivered in the presence of:	JAMESTOWN 999 PEACHTREE, L.P., a Delaware limited partnership

By: JT 999 Peachtree Corp., a Georgia corporation, its general partner
____________________________________
Notary Public

My Commission Expires:	By: ___________________________
Name: _________________________
________________________	Title: __________________________

(Notarial Seal)

EXHIBIT A - DESCRIPTION OF PROPERTY

EXHIBIT B - WORK WITHIN 95 DAYS

EXHIBIT C - UNRECORDED LIENS, ASSESSMENTS AND TAXES

EXHIBIT D - BROKERS

EXHIBIT F

Form of Tenant Notice

NOTICE TO TENANTS

_________ __, 2013

Re: Notice of Change of Ownership of 999 Peachtree Street, Atlanta, Georgia

Ladies and Gentlemen:

You are hereby notified that as of the date hereof, JAMESTOWN 999 PEACHTREE, L.P., a Delaware limited partnership, has transferred, sold, assigned, and conveyed all of its interest in and to the above- described property (the “Property”), to FSP 999 PEACHTREE STREET LLC, a Delaware limited liability company (the “New Owner”).

Future notices and rental payments with respect to your leased premises at the Property should be made to the New Owner as addressee and payee, in accordance with your lease terms at the following addresses:

For general maintenance or lease questions:

________________________

________________________

________________________

________________________

For future notices:

FSP 999 Peachtree Street LLC

c/o FSP Property Management LLC

401 Edgewater Place, Suite 200

Wakefield, MA 01880

Attn: Asset Manager

Phone: (781) 557-1300

Fax: (781) 557-1348

with a copy to:               FSP 999 Peachtree Street LLC

c/o Franklin Street Properties Corp.

401 Edgewater Place, Suite 200

Wakefield, MA 01880

Attn: General Counsel

Phone: (781) 557-1300

Fax: (781) 246-2807

For future rental payments by regular mail:

Franklin Street Properties Corp.

[PO Box 845086]

Boston, MA 02284[-_______]

For future rental payments by overnight courier:

Franklin Street Properties Corp.

Citizens Bank

[Lockbox Dept/______________]

20 Cabot Road

Medford, MA 02155-5086

Electronic Payment Instructions:

Citizens Bank

Boston, MA

ACH Routing #__________

[Account #___________]

Account Name: Franklin Street Properties Corp.

Please request that your insurance company immediately issue an endorsement to any insurance policy that you are required to maintain under your lease to name (1)FSP 999 Peachtree Street LLC; (2) Franklin Street Properties Corp.; and (3) FSP Property Management LLC, and each of their successors and assigns as additional insured parties. Please ask your insurance carrier or agent to immediately forward evidence of such endorsement to FSP 999 Peachtree Street LLC, c/o FSP Property Management LLC, 401 Edgewater Place, Suite 200, Wakefield, MA 01880, Attn: Asset Manager.

The New Owner has received, and is responsible for holding, your security deposit in accordance with the terms of your lease.

Sincerely,

JAMESTOWN 999 PEACHTREE, L.P.,
a Delaware limited partnership

By:	JT 999 Peachtree Corp., a Georgia corporation, its general partner

By: ____________________________

Name: __________________________

Title: ___________________________

EXHIBIT G

Form of Tenant Estoppel Certificate

DATE: __________________, 2013

TO:	JAMESTOWN 999 PEACHTREE, L.P. c/o JAMESTOWN One Overton Park, Twelfth Floor 3625 Cumberland Boulevard Atlanta, Georgia 30339

and

[PURCHASER]

Re:	Lease dated _________________________ (the “Lease”) between JAMESTOWN 999 PEACHTREE, L.P., a Delaware limited partnership (“Landlord”) or its predecessors in interest, and ____________________ (“Tenant”), for certain premises located at 999 Peachtree Street, Atlanta, Georgia 30039, which are more particularly described in the Lease (the “Leased Premises”).

The undersigned Tenant understands that Landlord intends to sell to [__________] (“Purchaser”) that certain improved real property known as “999 Peachtree” located in Atlanta, Fulton County, Georgia where the Leased Premises are located (the “Property”). Tenant does hereby certify to Landlord, Purchaser, Purchaser’s lender and each of their respective heirs, successors and assigns (each, a “Reliance Party”) as follows:

1.	The Lease constitutes the entire agreement between Landlord and Tenant and any amendments and modifications thereto and consists only of the documents identified on Schedule A attached hereto. Annexed hereto as Exhibit A is a true and correct copy of the Lease.

2.	The Lease is in full force and effect and has not been modified, supplemented, or amended in any respect except as indicated on Schedule A.

3.	Tenant has accepted the Leased Premises and is paying rent under the Lease and all tenant improvement and other construction costs or allowances payable by Landlord have been paid and no such costs are payable hereafter under the Lease except as follows: __________ (if none are stated, there are none). Tenant is not owed any concession (free rental or otherwise) or other similar compensation under the Lease, except as set forth below: ____________________ (if none is stated, there are none). Landlord has completed all of the improvements to the Leased Premises required to be made by Landlord pursuant to the terms of the Lease.

4.	Tenant has not sublet the Leased Premises or assigned its interest under the Lease.

5.	To Tenant’s knowledge, neither Landlord nor Tenant is in default under the Lease. Tenant is presently entitled to no offset, credit, or claims whatever against rent or other amounts due under the Lease.

6.	Tenant has not paid a security or other deposit with respect to the Lease except for $_____________ (if none is stated, there is none).

7.	The commencement and expiration dates (without the exercise of any renewal options) of the Lease are ___________ and ____________, respectively. Tenant has fully paid rent due through and including the month of ____________, 2013. The current base rent under the Lease is $________________/mo. The current additional rent is $____________ (if none is stated, there is none).

8.	The Lease is subject to the following renewal option(s): __________________ (if none are stated, there are none).

9.	Tenant has no option or right of first refusal to acquire the fee interest in all or any part of the Property.

All exhibits and schedules attached hereto are by this reference incorporated fully herein. Each Reliance Party may rely upon the truth and accuracy of the certifications contained herein and such certifications shall be binding upon the undersigned and its heirs, successors and assigns.

Very truly yours,

TENANT:

______________________.,

a __________

By: ___________________________

Name: _________________________

Title: __________________________

mail to:

JAMESTOWN 999 PEACHTREE, L.P.

Attn: Dara Grant

One Overton Park, Twelfth Floor

3625 Cumberland Boulevard

Atlanta, Georgia 30339

SCHEDULE A - LEASE DOCUMENTS

EXHIBIT H

Form of Escrow Agreement

ESCROW AGREEMENT

THIS ESCROW AGREEMENT (this “Agreement”), dated as of ______________, ____, is entered into by and among CHICAGO TITLE INSURANCE COMPANY (“Escrow Agent”), JAMESTOWN 999 Peachtree, L.P., a Delaware limited partnership (“Seller”) and FSP 999 Peachtree Street LLC, a Delaware limited liability company (“Purchaser”).

In consideration of the premises and the mutual promises and agreements contained herein, the parties hereto, intending to be legally bound, hereby agree as follows

1.  Capitalized Terms. Reference is made to that certain Purchase and Sale Agreement dated as of March ___, 2013 (the “Purchase Agreement”) between Seller and Purchaser. Capitalized terms used but not defined herein shall have the meanings given them in the Purchase Agreement.

2.  Appointment of Escrow Agent. Purchaser and Seller hereby appoint Chicago Title Insurance Company to serve as Escrow Agent with respect to the Deposit made by Purchaser pursuant to the Agreement, and Escrow Agent hereby accepts such appointment.

3.  Investment of Deposit. Upon receipt of the Deposit (or any portion thereof) from Purchaser, Escrow Agent shall acknowledge said receipt in writing to Purchaser and Seller and invest the proceeds thereof in an interest bearing money market demand deposit account opened with a bank or other recognized institutional depository whose accounts are insured by the FDIC.

4.  Disbursement of Deposit. Escrow Agent shall disburse the Deposit as follows:

(a)  If Closing occurs under the Agreement, Escrow Agent shall pay the Deposit to Seller as part of the Purchase Price.

(b)  In the event that either Seller or Purchaser terminates the Agreement pursuant to the exercise of any right of termination as permitted under the Agreement, Escrow Agent shall pay the Deposit to the party identified in the Agreement as being the party to receive the Deposit (subject to clause (c) below).

(c)  In the event that Escrow Agent shall receive an instruction (hereinafter the “Instruction”), with respect to the Deposit or any part thereof, from the Seller but not from the Purchaser, or from the Purchaser and not from the Seller (the party giving the Instruction being hereinafter referred to as the “Instructing Party” and the party which did not give the Instruction being hereinafter referred to as the “Non-Instructing Party”), Escrow Agent shall deliver or transmit to the Non-Instructing Party a copy of the Instruction received from the Instructing Party. Unless the Non-Instructing Party notifies Escrow Agent in writing within five (5) days after the Non-Instructing Party’s receipt of the Instruction that Escrow Agent is not to comply with the Instruction, Escrow Agent shall act in accordance with the Instruction. If, however, the Non-Instructing Party does notify Escrow Agent within such five (5) day period that Escrow Agent is not to comply with the Instruction, Escrow Agent shall not act in compliance therewith, but may thereafter either:

(i) act solely in accordance with: (A) a new Instruction signed jointly by the Seller and the Purchaser or (B) a certified copy of a judgment of a court of competent jurisdiction, as to which Escrow Agent shall have received an opinion of counsel satisfactory to Escrow Agent that such judgment is final and beyond appeal; or

(ii) upon written notice to Seller and Purchaser, deposit the Deposit with the registry of the Federal District Court for the Federal District, or applicable state court, where the Land (as defined in the Purchase Agreement) is located, and in such event all liability and responsibility of Escrow Agent shall terminate upon such deposit having been made.

Notwithstanding the foregoing, in the event hat Escrow Agent shall receive an Instruction from Purchaser at any time prior to the expiration of the Inspection Period, Escrow Agent shall pay the Deposit to Purchaser without the need for any further confirmation or instruction from Seller.

5.  Limitation on Escrow Agent’s Liability. Escrow Agent may rely upon the genuineness or authenticity of any document tendered to it by Seller or Purchaser and shall be under no duty of independent inquiry with respect to any facts or circumstances recited therein. Escrow Agent shall not be liable for any damage, liability or loss arising out of or in connection with the services rendered by Escrow Agent pursuant to the Purchase Agreement or this Agreement, except for any damage, liability or loss resulting from the willful misconduct or negligent conduct of the Escrow Agent or any of its officers or employees.

6.  Notices. Any notice required or permitted to be given hereunder must be given in accordance with Section 11.4(a) of the Purchase Agreement. All such notices should be addressed:

If to Seller: c/o JAMESTOWN
One Overton Park, Twelfth Floor
3625 Cumberland Boulevard
Atlanta, Georgia 30339
Attention: Shak Presswala and Gretchen Nagy, Esq.
Facsimile: (770) 805-1001
Email: Shak.Presswala@JamestownLP.com and
Gretchen.Nagy@JamestownLP.com

with a copy to: King & Spalding LLP
1180 Peachtree Street
Atlanta, Georgia 30309
Attention: Joshua M. Kamin, Esq. and Emily Sweitzer, Esq.
Facsimile: (404) 572-5131
Email: JKamin@kslaw.com and ESweitzer@kslaw.com

If to Purchaser:

Franklin Street Properties Corp.

401 Edgewater Place, Suite 200

Wakefield, Massachusetts 01880-6210

Attn: Jeffrey B. Carter

Fax No. : (781) 246-2807

Email: jcarter@franklinstreetproperties.com

with a copy to:                          Venable LLP
1270 Avenue of the Americas
New York, New York 10020
Attn: Brian N. Gurtman, Esq. Fax No.: (212) 307-5598
Email: bgurtman@venable.com

If to the Escrow Agent or

the Title Company to:                Before March 18, 2013
Chicago Title Insurance Company
200 Galleria Parkway, Suite 2060
Atlanta, Georgia 30339
Attn: Angela E. Yarbrough
Fax No.: (678) 213-1665
Email: Angie.Yarbrough@fntg.com

On or after March 18, 2013

Chicago Title Insurance Company

5655 Glenridge Connector, Suite 300

Atlanta, Georgia 30319

Attn: Angela E. Yarbrough

Fax No.: (678) 213-1665

Email: Angie.Yarbrough@fntg.com

7.  Substitution of Escrow Agent. Seller and Purchaser reserve the right, at anytime and from time to time, to jointly substitute a new escrow agent in place of Escrow Agent.

8.  GOVERNING LAW. THIS AGREEMENT IS TO BE GOVERNED BY, INTERPRETED UNDER, AND CONSTRUED AND ENFORCEABLE IN ACCORDANCE WITH, THE LAWS OF THE STATE OF GEORGIA WITHOUT REGARD TO THE PRINCIPLES OF CONFLICT OF LAWS. THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY CONSENT TO AND SUBMIT TO THE SOLE AND EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF GEORGIA OR THE FEDERAL COURTS SITTING IN GEORGIA FOR ANY LAWSUITS, ACTIONS OR OTHER PROCEEDINGS ARISING OUT OF OR RELATED TO THIS AGREEMENT AND AGREE NOT TO COMMENCE ANY LAWSUIT, ACTION OR OTHER PROCEEDING EXCEPT IN SUCH COURTS.

9.  Successors. All of the covenants, terms and conditions set forth in this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors and assigns; provided, however, that except as expressly provided in this Agreement as to the Escrow Agent or as provided for in the Purchase Agreement as to the Purchaser, this Agreement may not be assigned by any party without the prior written consent of the other parties.

10.  Entire Agreement. This Agreement, together with the Purchase Agreement, contains the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter. Except as expressly provided in this Agreement, no amendment, modification, termination, cancellation, rescission or supersession to this Agreement shall be effective unless it shall be in writing and signed by each of the parties hereto. To the extent of a conflict between the terms and conditions of the Purchase Agreement and this Agreement, as to the obligations of Escrow Agent only, the terms and conditions of this Agreement shall control.

11.  Counterparts. This Agreement may be executed in any number of counterparts, including counterparts transmitted by facsimile and .PDF counterparts transmitted electronically, any one of which shall constitute an original of this Agreement. When counterparts or facsimile or ..PDF copies have been executed by all parties, they shall have the same effect as if the signatures to each counterpart or copy were upon the same documents and copies of such documents shall be deemed valid as originals. This Agreement shall not be binding unless and until it shall be fully executed and delivered by all parties hereto.

12.  Severability. If any provision of the Agreement or the application of any such provision to any person or circumstance shall be held invalid, illegal, or unenforceable in any respect by a court of competent jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision hereof.

[signatures appear on the following pages]

IN WITNESS WHEREOF, the parties have executed and delivered this Escrow Agreement as of the date and year first above written.

ESCROW AGENT:

CHICAGO TITLE INSURANCE COMPANY

By: ________________________________

Name: ______________________________

Title: _______________________________

SELLER:

JAMESTOWN 999 PEACHTREE, L.P., a Delaware limited partnership

By:	JT 999 Peachtree Corp., a Georgia corporation, its general partner

By: __________________________

Name: ________________________

Title: _________________________

PURCHASER:

FSP 999 PEACHTREE STREET LLC, a Delaware limited liability company

By: ________________________________

Name: ______________________________

Title: _______________________________

EXHIBIT I

Access and Indemnity Provisions

1. Grant of Access. Seller grants to Purchaser and to Purchaser’s employees, agents, representatives and contractors (collectively, “Purchaser’s Agents”), a non-exclusive, temporary, revocable license to access the Property to perform due diligence (including, without limitation, a so- called phase I environmental site assessment, a physical conditions report, and interviews of Tenants), to examine the records of Seller with respect to the Property, and make copies thereof (at Purchaser’s sole cost and expense), at such times during normal business hours as Purchaser or its representatives may request. All requests for access shall be made telephonically to Kennedy Hicks at (404) 487-1099 at least twenty-four (24) hours in advance, except that Purchaser shall give Seller at least two (2) Business Days’ notice of any tenant interview, including the identity of the tenant and the proposed meeting place. All such inspections shall be performed (i) in compliance with all legal requirements; (ii) in a manner to minimize any interference with the business of the Tenants; and (iii) in compliance with Seller’s rights and obligations as landlord under the Leases. Seller may, in its sole discretion, attend or have its representative attend, any tenant interview conducted by Purchaser.

2. Limitations on Access. Notwithstanding the foregoing, in no event shall Purchaser or any of Purchaser’s Agents: (a) conduct any intrusive physical testing (environmental, structural or otherwise) at the Property (such as soil borings, water samplings or the like) or take physical samples from the Property without Seller’s express, prior written consent, which consent, as to such intrusive physical testing or sampling, may be given or withheld in Seller’s sole discretion (and Purchaser shall in all events promptly return the Property to its prior condition and repair thereafter) and which may be further conditioned upon, among other things, Seller’s approval of the following: (i) the insurance coverage of the contractor who will be conducting such testing or sampling, (ii) the scope and nature of the testing or sampling to be performed by such contractor, and (iii) a written confidentiality agreement by such contractor in form reasonably satisfactory to Seller; (b) contact any consultant or other professional engaged by Seller without Seller’s express, prior written consent (which shall not be unreasonably withheld); (c) contact any governmental agency or authority having jurisdiction over the Property, other than ordinary contact normally associated with routine due diligence examinations that does not involve any discussions with governmental officials or applications of any kind, with the express understanding that Purchaser shall not undertake any such discussions or communications with any such governmental officials without (i) Seller’s express, prior written consent, which consent may be given or withheld in Seller’s sole and absolute discretion for any reason or no reason, and (ii) participation by a representative of Seller if Seller elects to so participate; or (d) contact any tenant, licensee or occupant of the Property or any part thereof, or any contact person or any representative of any of them without (i) Seller’s express, prior written consent, which consent may be given or withheld in Seller’s sole and absolute discretion for any reason or no reason (provided that Purchaser shall in any event have the right to interview all of the Major Tenants, subject to Seller’s right to have a representative present as set forth in the following subclause (ii)), and (ii) participation by a representative of Seller if Seller elects to so participate.

3. Property Documents. Seller or Seller’s representatives may make available to Purchaser at the Property or on the Datasite, or otherwise deliver to Purchaser, information regarding the Property (the “Property Documents”). The Property Documents shall include, without limitation, the documents listed on Exhibit J. Seller shall direct Broker to provide notice to Purchaser (via e-mail to jcarter@franklinstreetproperties.com) each time any Property Document is added to the Datasite. Seller shall not be obligated to make available to Purchaser any confidential, proprietary or privileged information of Seller related to the Property, such excluded materials to include Seller’s internal memoranda, financial projections, operating budgets, appraisals, tax returns and similar proprietary, confidential or privileged information, or information to the extent not in Seller’s possession or under Seller’s control. Purchaser acknowledges and agrees that except as expressly set forth in the Agreement, Seller makes no representation or warranty of any nature whatsoever, express or implied, with respect to the ownership, enforceability, accuracy, adequacy or completeness of, or otherwise, regarding any information, records, evaluations, data, investigations, reports, cost estimates or other materials relating to the Property, including the Property Documents. Except for any representations of Seller expressly contained in the Agreement, Purchaser will not rely on and has not relied on any statements, promises, information or representations made or furnished by Seller or by any real estate broker, agent or any other Person representing or purporting to represent Seller but rather will rely solely on its own expertise and on the expertise of its consultants and on the inspections and investigations Purchaser and its consultants have conducted or will conduct.

4. Costs and Liens. All inspection fees, appraisal fees, engineering fees and all other costs and expenses of any kind incurred by Purchaser relating to the inspection of the Property shall be solely Purchaser’s expense and Purchaser shall promptly remove, by payment, bonding or otherwise, any lien, claim of lien or notice of lien on the Property that results from Purchaser’s inspections.

5. Restoration of Property. Purchaser shall take commercially reasonable precautions to avoid or minimize any damage to the Property as a result of any inspection or other activity conducted by Purchaser or Purchaser’s Agents, and Purchaser shall be responsible for any loss or damage caused to the Property resulting from the acts or negligence of Purchaser or Purchaser’s Agents, except to the extent such loss results from Purchaser’s mere discovery of existing conditions at the Property. Purchaser shall, at its sole cost and expense and in strict accordance with all requirements of applicable law, promptly restore any damage or alteration of the physical condition of the Property that results from any inspection or other activity conducted by Purchaser or any Purchaser’s Agent.

6. Contact with Governmental Authority. Purchaser shall not disclose any information about the condition of the Property to, or contact, any governmental authority having jurisdiction over the Property without the prior written consent of Seller, unless otherwise required by law, in which case, Seller shall have the right, but not the obligation, to make such disclosure or initiate such contact; provided that Purchaser shall be entitled to contact governmental officials in connection with its diligence on the Property in order to verify the status of the Property’s zoning and of any violations affecting the Property.

7. Insurance. Purchaser agrees to obtain and maintain, or cause its representatives entering the Property to obtain and maintain, insurance coverage in the following minimum amounts:

A.	Commercial General Liability with limits of not less than $1,000,000.00 per occurrence and $2,000,000.00 in the aggregate. Such insurance shall include contractual liability, personal injury protection and completed operations coverage (including coverage for the indemnity clauses provided by contractor).

B.	Commercial Automobile Liability covering owned, hired and non-owned vehicles with limits of $1,000,000.00 combined single limit each occurrence.

C.	Follow Form Excess liability (umbrella) insurance, with coverage as broad as or broader than the Underlying Commercial General Liability and Commercial Automobile Liability policies with limits of $4,000,000.00 or greater;

D.	Workers’ compensation insurance covering all employees of the contractor who are engaged in any work under the Agreement in an amount required by applicable laws. Employer’s Liability coverage with the following limits:

i.  Bodily Injury By Accident (Each Accident) $1,000,000.00

ii.  Bodily Injury By Disease (Policy Limit) $1,000,000.00

iii.  Bodily Injury By Disease (Each Employee) $1,000,000.00

E.	Property insurance coverage for tools and equipment brought onto and/or used on the Property by the contractor in an amount equal to the replacement costs of all such tools and equipment.

The insurance described above shall be obtained without liability on the part of Seller for premiums and the insurance described in items (A), (B), and (C) above shall include any parties specified by Seller as additional insureds. Each of the above policies will be primary and non-contributory with respect to any policies carried by any additional insured. Any coverage carried by Seller shall be excess insurance. Such insurance shall be placed with reputable insurance companies licensed or authorized to do business in the state in which the Property is located, and have a minimum Best’s rating of A-/VII. Satisfactory evidence of coverage shall be provided prior to entry onto the Property.

8. Indemnification. Purchaser hereby indemnifies, agrees to defend and holds harmless Seller from and against any and all costs, expenses, losses, liabilities or damages which Seller may suffer (including, without limitation, reasonable attorneys’ fees and court costs actually incurred) as a result of any liens claimed or filed or damage to property or injury to persons arising out of any act or omission of Purchaser or Purchaser’s Agents in conducting its inspection of the Property, other than any expense, loss or damage caused solely by the gross negligence or willful misconduct of Seller or as a result of Purchaser’s mere discovery of existing conditions at the Property. Purchaser hereby assumes all responsibility for any and all costs, losses, claims, liabilities, damages, expenses, demands, debts, controversies, claims, actions or causes of action against Seller by Purchaser’s Agents except to the extent caused solely by the gross negligence or willful misconduct of Seller or as a result of Purchaser’s mere discovery of existing conditions at the Property.

9. Termination. The license granted hereunder is revocable and shall be deemed automatically and immediately revoked upon the earlier to occur of (i) termination of the Agreement for any reason or (ii) Closing.

10. No Easement. No easement or other property interest is created in favor of Purchaser by the execution of the Agreement, nor shall the license granted herein ripen into an easement or other property interest by the expenditure of money by, or through the efforts of, Purchaser.

11. Survival. The provisions of Sections 4, 5, 6, 8, 10, 12, and 13 of this Exhibit I shall survive the termination of the Agreement.

12. Confidentiality. All Property Documents and the results of all inspections, investigations, analyses, studies and similar reports relating to the Property prepared by or for Purchaser utilizing any information acquired in whole or in part through the review of the Property Documents or the exercise of Purchaser’s inspection rights under the Agreement, are confidential and shall not be disclosed to any other person or entity except those assisting Purchaser with the potential acquisition by Purchaser of the Property, or Purchaser’s lender, if any, and then only upon Purchaser making such person or entity aware of this confidentiality restriction and procuring such person’s or entity’s agreement to be bound thereby.

13. Return of Property Documents and Reports. In the event the Agreement is terminated for any reason whatsoever, Purchaser shall promptly send to Seller all copies of the Property Documents.

EXHIBIT J

Property Documents

•	Copies of all leases and lease amendments
•	Copies of rent commencement letters, if any
•	Copies of environmental reports produced for Seller or Seller’s affiliate
•	Copy of most recent ALTA survey
•	Copy of current owner’s title commitment and copies of all of the title exception documents referenced therein
•	Year to date operating income and expense statement. (If there is going to be a combined tenant reconciliation or if leases are base year stop, we will need copies of bills for the year.)
•	2013 Year to date unaudited operating income and expense statement, including detailed general ledger, and tenant billing statements per the lease(s)
•	Audited Financial Statements for the Property for years 2012, 2011 and 2010 or, if not available, unaudited or draft operating income and expense statement, including detailed general ledger, and tenant billing statements and CAM reconciliations per the lease(s), for 2012 and 2011
•	Property General Ledger
•	Real estate tax bills (regular and supplemental) for the past 3 years
•	Copies of any current outstanding tax abatement filings
•	Bills for special assessments or association fees, if any, for the past three years
•	Utility bills for the past 12 months
•	Rent roll including base rent, additional rent, free rent or other concessions
•	Arrears and prepaid reports
•	Documentation concerning brokerage commissions due on lease extensions, expansion, renewals or options
•	Copies of tenant insurance certificates
•	Copies of insurance claims, if any
•	Loss runs from insurance carrier for prior 3 years
•	Any additional premiums charged due to tenants’ use, if any
•	Building permits or certificates of occupancy
•	Any licenses regarding the tenants’ use of the premises
•	Preventive maintenance certificates from tenants for HVAC
•	Any and all agreements or leases relating to parking – both onsite and offsite
•	All Service Contracts, including, without limitation, maintenance and management contracts and any agreements to provide amenities
•	All warranties, particularly roof warranties
•	Name of a contact person at each tenant
•	Tenant correspondence and lease files, subject to confidentiality restrictions
•	Architect’s and general contractor’s contracts, if they are to be assumed or contain warranties

EXHIBIT K-1

Form of Estoppel for Hotel Easement Agreement

ESTOPPEL CERTIFICATE
REGARDING EASEMENT AND/OR
COVENANTS, CONDITIONS AND RESTRICTIONS

_________, 2013

JAMESTOWN 999 Peachtree, L.P. (“JT 999”)
c/o JAMESTOWN
3625 Cumberland Blvd., 12th Floor
Atlanta, GA 30339
Attention: General Counsel, Asset Manager 999 Peachtree

FSP 999 Peachtree Street LLC (“FSP”)
c/o Franklin Street Properties Corp.
401 Edgewater Place, Suite 200
Wakefield, Massachusetts 01880-6210
Attn: Jeffrey B. Carter

Re:	999 Peachtree Street, Fulton County, Georgia (the “Office Property”), described on Exhibit A attached hereto

Ladies and Gentlemen:

This Estoppel Certificate (the “Certificate”) is made as of the date set forth above by the undersigned with reference to that certain Agreement for Easements and Maintenance (as amended, the “Agreement”) dated September 18, 1986, executed by Atlanta Midtown Associates and 999 Peachtree Associates, Ltd. and recorded in Book 10336, Page 70 of the Fulton County, Georgia real estate records, as amended by that certain First Amendment to Agreement for Easements and Maintenance dated July 17, 1990 and recorded in Book 13773, Page 35 of the aforesaid records, with respect to the premises described therein, including the “Office Property.”

Noble I Atlanta 10th Street, LLC (“Hotel Owner”) owns the “Hotel Property,” which is encumbered by the Agreement and defined therein, and is the “Hotel Owner” thereunder. JT 999 is the owner of a leasehold interest in the land and fee simple interest in the improvements which comprise the “Office Property” encumbered by the Agreement.

The undersigned understands that JT 999 plans to sell the Office Property to FSP, and JT 999, any ground lessor of the Office Property, FSP, and their respective successors and assigns (collectively, the “Reliance Parties”) will be relying upon the accuracy of the information set forth herein in connection with operation and ownership of the Office Property and any prospective sale of, and loan secured by, the same.

The undersigned, with respect to the Agreement, hereby certifies to and agrees with the Reliance Parties, as follows:

1.	The undersigned has the power and authority under the Agreement to confirm the status of compliance by owners of the property affected by the Agreement.

2.	No amendment, modification or supplement to the Agreement exists except as noted above, and the Agreement is in full force and effect.

3.	To the knowledge of the undersigned, neither JT 999 nor the Office Property is in default of any obligations, conditions, restrictions or other provisions of the Agreement.

4.	There are no assessments and other charges due the undersigned by JT 999 pursuant to the provisions of the Agreement.

IN WITNESS WHEREOF, the undersigned has caused this statement to be duly executed as of the date first above written.

NOBLE I ATLANTA 10TH STREET, LLC,
a Delaware limited liability company

By: ________________________________

Name: ______________________________

Title: _______________________________

(SEAL)

EXHIBIT A: Legal Description of Office Property

EXHIBIT K-2

Form of Estoppel for Hotel Parking Lease

TENANT'S ESTOPPEL CERTIFICATE

This Certificate is given by NOBLE I ATLANTA 10TH STREET, LLC, a Delaware limited liability company (“Tenant”), to JAMESTOWN 999 PEACHTREE, L.P., a Delaware limited partnership (“Landlord”),with the understanding that Landlord, FSP 999 PEACHTREE STREET LLC, a Delaware limited liability company (“FSP”), and the respective successors and assigns of any of the foregoing (collectively, the “Reliance Parties”)will rely on this Certificate in connection with operation and ownership of the Demised Premises (as defined below) and the prospective sale of the same.

Tenant's predecessor in interest, Atlanta Midtown Associates, and Landlord's predecessor in interest, 999 Peachtree Associates, Ltd. (“999 Associates”), entered into a Parking Lease Agreement, dated September 18, 1986, as affected by that certain Consent, Estoppel Certificate and Agreement of Lessor dated May 28, 2003, made by 999 Peachtree Plaza L.P., as successor in interest to 999 Associates, for the benefit of Lehman Brothers Holdings, Inc., as amended by that certain Amendment to Parking Lease Agreement by and between Landlord and Tenant dated September 1, 2012, recorded on October 2, 2012 in Deed Book 51713, Page 681, Fulton County, Georgia records(collectively, the “Lease”),demising the premises located in Fulton County, Georgia and legally (or otherwise) described in the Lease (the “Demised Premises”). A copy of the Lease is attached hereto as Exhibit A. Tenant is now the tenant under the Lease, and Landlord is now the owner of a leasehold interest in the land and fee simple interest in the improvements which comprise the Demised Premises under the Lease and is authorized to execute this Certificate as landlord under the Lease.

Tenant hereby certifies to the Reliance Parties as follows:

1.	The undersigned is authorized to execute this Certificate as the tenant under the Lease. The Lease is valid and is in full force and effect and is a binding obligation of Tenant. The Lease has not been assigned, modified, supplemented or amended in any way except as set forth above, there are no arrangements, side letters or understandings, oral or written of any sort, regarding the Lease, except as described on ExhibitB, and the Lease otherwise represents the entire agreement between the parties thereto.

2.	Tenant's Lease terms: Demised Premises consists of 50 parking spaces; the commencement date of the term of the Lease is September 18, 1986; the expiration date of the term of the Lease is September 30, 2085; the current monthly rent is $______________, payable monthly on the first day of each calendar month; the next rent payment of $__________ is due on ____________, 2013; the annual rent is subject to rental increases as set forth in the Lease, and the last increase covers the period from January 1, 2013 through December 31, 2013; and Tenant has not paid a security deposit in connection with the Lease.

3.	Tenant is in possession of the Demised Premises and is the current holder of the leasehold estate created under the Lease. All obligations of Landlord under the Lease which are required to be performed as of the date hereof have been performed, and, to Tenant’s knowledge, Landlord is not in default under the Lease nor has any event occurred which with the giving of notice or the passage of time would constitute a default under the Lease. Tenant has not consented to the assignment, the transfer or hypothecation of the Lease or any interest therein or to the subleasing of all or any portion of the Demised Premises.

4.	The term “Tenant” as used herein includes any successor or assign of the named Tenant.

5.	The person executing this Tenant's Estoppel Certificate is authorized by Tenant to do so and execution hereof is the binding act of Tenant enforceable against Tenant.

6.	The statement and agreements contained herein shall be binding upon, and shall inure to the benefit of the Reliance Parties.

[Remainder of this page left intentionally blank]

Dated this ___ day of __________, 2013.

TENANT:

NOBLE I ATLANTA 10TH STREET, LLC,
a Delaware limited liability company

By: ________________________________

Name: ______________________________

Title: _______________________________

TENANT'S ADDRESS:

Noble I Atlanta 10th Street, LLC
c/o Noble Investment Group
1100 Monarch Tower
3424 Peachtree Road
Atlanta, GA 30326
Attention: Benjamin Q. Brunt

EXHIBIT A: LEASE

EXHIBIT B MODIFICATIONS TO LEASE

EXHIBIT K-3

Form of Peachtree Place REA Estoppel

ESTOPPEL CERTIFICATE

____________, 2013

FSP 999 Peachtree Street LLC (“FSP”)
c/o Franklin Street Properties Corp.
401 Edgewater Place, Suite 200
Wakefield, Massachusetts 01880-6210
Attn: Jeffrey B. Carter

JAMESTOWN 999 Peachtree, L.P.
c/o Jamestown Properties
One Overland Park, Twelfth Floor
3625 Cumberland Boulevard
Atlanta, Georgia 30339

RE:	RECIPROCAL EASEMENT AGREEMENT (“AGREEMENT”) BETWEEN PEACHTREE PLACE PARTNERSHIP (“PEACHTREE PLACE”) AND 999 PEACHTREE ASSOCIATES, L.P., DATED AUGUST 11, 1989, RECORDED IN DEED BOOK 13236, PAGE 161, FULTON COUNTY, GEORGIA RECORDS

Ladies and Gentlemen:

At your request and knowing that each of you and each of your successors and assigns will rely upon the accuracy of the information certified herein, the undersigned certifies to the knowledge of Dara Grant, solely in her capacity as President of the undersigned, as follows:

1.  Pursuant to that certain Declaration of Condominium for Metropolis, a Master Condominium, dated October 18, 2002, recorded in Deed Book 33445, Page 161, Fulton County, Georgia Records (as amended from time to time, the “Declaration”), 933 Peachtree L.P., a Georgia limited partnership, as successor-in-title to Peachtree Place, submitted the easement rights arising under the Agreement to a master condominium regime for Metropolis, a Master Condominium.

2.  No event of default or default has occurred and is continuing under the Agreement with respect to JAMESTOWN 999 Peachtree, L.P., a Delaware limited partnership (“Jamestown”), and no event has occurred which, with the passage of time or the giving of notice, or both, would constitute an event of default or default under the Agreement with respect to Jamestown.

Very truly yours,

METROPOLIS MASTER CONDOMINUM ASSOCIATION, INC., a Georgia non-profit corporation

By: ________________________________

Name: _______________________

Title: ________________________

EXHIBIT L

Form of Post-Closing Commission Agreement

POST-CLOSING
COMMISSION AGREEMENT

THIS AGREEMENT is made this ___ day of __________, 2013 (the “Effective Date”), by and between FSP 999 Peachtree Street LLC, a Delaware limited partnership (“Landlord”), and Jamestown Realty Company, LP, a Georgia limited partnership ("Broker").

WHEREAS, Landlord and ___________________________ as tenant ("Tenant"), are negotiating a potential lease (the "Lease"), covering certain premises situated in the building at 999 Peachtree Street, Atlanta, Georgia, more commonly known as 999 Peachtree (the “Project”); and

WHEREAS, Landlord desires Broker to provide certain services to Landlord in procuring the Lease.

NOW THEREFORE, for and in consideration of $10.00 and the premises, the mutual covenants and agreements hereinafter set froth, the receipt, adequacy, and sufficiency of which are acknowledged by the parties, the parties hereto agree as follows:

1. During the term of this Agreement, Broker shall be the exclusive provider of the following services to Landlord with respect to the Tenant:

(a) To negotiate, on behalf of Landlord, the renting of certain retail space available in the Project with Tenant on terms approved by Landlord.

(b) To furnish to Landlord on such regular basis as requested, a detailed report containing the status of negotiation with Tenant.

2. Should Tenant enter into the Lease, then Landlord shall pay to Broker an amount up to 7% of the base rent due for the first ten (10) years of lease term and such other amount to be agreed upon in good faith by Seller and Purchaser for any term in excess of such ten (10) year term (collectively, the “Commission”); provided however, that if Tenant is also represented by a broker, the Seller shall pay the tenant’s broker out of Seller’s share of such commission, as determined by Seller. Landlord shall pay the Commission to Broker within one (1) business day after the date the Lease is executed by Landlord and Tenant.

3. Broker acknowledges and agrees that its acceptance of the Commission shall be in full settlement of amounts due from Landlord for Broker's services with respect to the Lease. Except as expressly provided in this Agreement to the contrary, Landlord shall be under no obligation to further compensate Broker or to consult with Broker with respect to any expansion, extension, renewal, option, or other matter affecting the Lease, any other matter referred to in the Lease of any manner or nature whatsoever, or any other relationship or transaction entered into by Landlord and Tenant. Broker's rights to commission and compensation shall be strictly limited to the terms of this Agreement.

4. The term of this Agreement shall commence on the Effective Date, and shall continue until the earlier to occur of (i) the date that Landlord pays the Commission to Broker pursuant to Section 2 and (ii) the date that is one (1) year from and after the Effective Date.

IN WITNESS WHEREOF, the parties have hereunder set their hands and seals as of the date first above written.

LANDLORD:

FSP 999 PEACHTREE STREET LLC,
a Delaware limited liability company

By: ________________________________

Name: ______________________________

Title: _______________________________

BROKER:

JAMESTOWN REALTY COMPANY, L.P.,
a Georgia limited partnership

By: ________________________________

Name: ______________________________

Title: _______________________________

EXHIBIT M

Form of Construction Management Agreement

CONSTRUCTION MANAGEMENT AGREEMENT

by and between

FSP 999 PEACHTREE STREET LLC “Owner”

and

JAMESTOWN, L.P., D/B/A JAMESTOWN DEVELOPMENT & CONSTRUCTION

“Construction Manager”

Dated [___________________ __], 2013

CONSTRUCTION MANAGEMENT AGREEMENT

This CONSTRUCTION MANAGEMENT AGREEMENT (“Agreement”) is made and entered into as of the [_____] day of [_____________], 2013, between FSP 999 PEACHTREE STREET LLC, a Delaware limited liability company (“Owner”), and JAMESTOWN, L.P., a Georgia limited partnership d/b/a JAMESTOWN DEVELOPMENT & CONSTRUCTION (“Construction Manager”).

RECITALS

Owner owns that certain property located at 999 Peachtree Street in Atlanta, Georgia (the “Property” or “Project”).

Owner and _____________ (“Tenant”) have entered into that certain [Lease] dated as of __________ (the “Lease”) with respect to __________________ square feet of space at the Property (the “Premises”).

Owner desires to engage Construction Manager, and Construction Manager desires to act, as construction manager for the Premises providing certain construction management services to Owner and the Premises, on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants and conditions contained herein and other good and valuable consideration, the sufficiency of which is hereby acknowledged, Owner and Construction Manager hereby agree as follows:

1. ENGAGEMENT OF CONSTRUCTION MANAGER. Owner hereby engages Construction Manager, and Construction Manager agrees to serve, as the construction manager for the Premises for the period of time and upon the terms and conditions hereinafter set forth. Construction Manager shall perform the services required of it under this Agreement in accordance with the standards of professional construction management for properties similar to the Property located in the Atlanta, Georgia, market.

2. DEFINITIONS

2.1 “CM Personnel” shall have the meaning set forth in Section 6.2.

2.2 “Construction Budget” shall have the meaning set forth in Section 4.2(a) hereof.

2.3 “Construction Management Fee” shall have the meaning set forth in Section 5 hereof.

2.4 “Construction Manager’s Indemnified Party” shall have the meaning set forth in Section 11.1.

2.5 “Construction Project” shall have the meaning set forth in Section 4 hereof.

2.6 “Contractor’s Insurance Requirements” shall have the meaning set forth in

Section 7.2 hereof.

2.7 “Default” shall have the meaning set forth in Section 10.3 hereof.

2.8 “Mortgagee” shall mean any holder of any mortgage, deed to secure debt or deed of trust secured by or affecting the Property.

2.9 “Owner Improvement” shall have the meaning set forth in Section 4.2 hereof.

2.10 “Owner’s Indemnified Party” shall have the meaning set forth in Section 11.2.

2.11 “Project Documents” shall have the meaning set forth in Section 10.4(c) hereof.

2.12 “Services” shall have the meaning set forth in Section 4 hereof.

2.13 “Tenant Improvement” shall have the meaning set forth in Section 4.1 hereof.

2.14 “Work Order” shall have the meaning set forth in Section 4 hereof.

3. TERM. Subject to termination in accordance with the provisions of this Agreement, the initial term of this Agreement shall commence [_________________ ___, 20__] (“Commencement Date”) and shall terminate on a date that is twelve (12) months thereafter (“Initial Term”). If the Commencement Date occurs on a date other than the first day of the month, the Initial Term shall expire on the last day of the month that is twelve (12) months from the Commencement Date. Subject to Section 10.1 hereof, such term shall automatically be renewed for successive one-year periods unless specifically terminated by written notice from either party to the other at least sixty (60) days prior to the end of the initial term or any such renewal term. In the event of a termination of this Agreement as provided for herein, notice shall be provided to the Mortgagee and any other notice parties under any loan documents governing any mortgage financing of the Property.

4. CONSTRUCTION MANAGEMENT AND DEVELOPMENT SUPERVISION SERVICES. Construction Manager shall coordinate and oversee any Owner Improvement or Tenant Improvement which Owner directs in writing on a case by case basis. Such written direction may be in the form of a work order in the form attached hereto as Exhibit A executed by Owner or an authorized representative of Owner (each, a “Work Order”), an electronic mail from Owner or an authorized representative of Owner or other writing from Owner or an authorized representative of Owner. Any such Owner Improvement or Tenant Improvement coordinated and overseen by Construction Manager is referred to as a “Construction Project”. All services contemplated to be provided by Construction Manager for a Construction Project hereunder are collectively referred to as the “Services”, and the following provisions shall apply with respect thereto:

4.1 Construction of Tenant Improvements. Construction Manager shall monitor the construction and installation of those tenant improvements to be undertaken by Tenant under the Lease which Owner directs in writing (each, a “Tenant Improvement”), and shall act as Owner’s liaison with Tenant’s construction managers, design consultants, contractors and other supervisors of Tenant’s build- out, if any, selected by Tenant in scheduling and facilitating the flow of labor and materials to the Premises. Construction Manager shall approve as necessary design plans submitted by Tenant.

4.2 Supervision of Owner Improvements. Construction Manager shall coordinate and oversee the design, permitting, construction and installation of those capital improvements, landlord and/or tenant improvements and other projects to be undertaken by Owner with respect to the Premises which Owner directs in writing (each, an “Owner Improvement”), and shall provide the following additional services in connection therewith:

(a) Design, Document Approval and Budgeting. With respect to Owner Improvements, Construction Manager shall consult and meet with qualified architects or space planning consultants selected by Construction Manager, monitor the preparation of plans and specifications, and shall assist in the refinement of such architects’ or consultants’ work, and review the architect’s and consultant’s budget estimates, programs and schedules as reasonably required. Acting solely in Construction Manager’s capacity as Owner’s agent, Construction Manager shall negotiate and prepare the required contracts with third parties (including, without limitation, a general construction contract and/or construction management sub-agreement) for the design, procurement, construction and installation of the Owner Improvements, consistent with the Construction Budget, and Owner shall enter into such contracts. Owner may provide Construction Manager a construction budget for such Owner Improvements, but if Owner does not, then Construction Manager shall furnish to Owner for Owner’s approval a construction budget (including soft costs as appropriate) for such Owner Improvements (such budget provided by Owner or provided by Construction Manager and approved by Owner, the “Construction Budget”). Any construction budget attached to an executed Work Order or in any other form that is separately executed by Owner or an authorized representative of Owner shall be deemed approved by Owner for the purposes of the previous sentence. If Construction Manager reasonably believes a Construction Budget for a Construction Project provided by Owner is insufficient to cover the costs and expenses of such Construction Project, then Construction Manager shall have the right to elect not to provide the Services with regard to such Construction Project.

(b) Construction Contracts. Unless otherwise approved by Owner, Construction Manager shall not bind Owner with respect to any contract or agreement in connection with the construction of the Owner Improvements without (i) making commercially reasonable efforts to obtain not less than two (2) competitive written bids from contractors for such improvement work exceeding One Hundred Thousand Dollars ($100,000.00) in total project costs or such other amount as may be specified by Owner from time to time, (ii) confirming that the service provider is properly insured and/or bonded (including professional liability insurance for all design-build contractors, engineers, architects and other professional consultants), and (iii) furnishing copies, if requested, of the proposed contract or agreement to Owner.

(c) Licenses and Permits. Construction Manager shall cooperate with the general contractor or other applicable party to assist such party in obtaining all permits, approvals and licenses necessary in order to perform the work pursuant to all applicable requirements, and shall use commercially reasonable efforts to verify that each contractor has obtained and paid for all permits, approvals and licenses with respect to the Owner Improvements. Construction Manager may (but shall not be obligated to), acting solely on Owner’s behalf, obtain and pay for such permits and licenses. Construction Manager shall use commercially reasonable efforts to cause all permits to be closed out and all necessary governmental approvals to be obtained.

(d) Standards and Completion. Construction Manager shall monitor the construction of the Owner Improvements and shall use commercially reasonable efforts to cause the architect responsible for the construction to confirm that they are installed in accordance with the approved plans, permits, the Lease, and all applicable laws, and otherwise in a good and workmanlike manner, but neither Construction Manager’s monitoring obligation or any other obligation of Construction Manager set forth in this Section shall make Construction Manager liable for any damages suffered by Owner as a result of any breach or other failure to perform committed by any architect, contractor, construction manager or other party involved in the construction or installation of the Owner Improvements. Construction Manger shall submit written deficiencies for correction to contractors and copy Owner on such correspondence. So long as Owner pays the total cost of the work, Construction Manager shall use commercially reasonable efforts (i) to prevent the filing of, or cause the removal of, any lien on the Premises or the Property (as applicable), and (ii) to cause the contractor to promptly post appropriate security to release the Premises or the Property (as applicable) from the effect of any liens claimed for work or materials in dispute. Construction Manager shall use commercially reasonable efforts to oversee the completion of the Owner Improvements within the time requirements of and otherwise in accordance with the Lease and the construction contract. In order to clarify the scope of Construction Manager’s obligations described above to others, Owner shall use commercially reasonable efforts to cause to be added to any construction contract a provision substantially similar to the one that follows:

“Owner has entered or will enter into an agreement with JAMESTOWN, L.P. d/b/a JAMESTOWN Development & Construction (“Construction Manager”) pursuant to which Construction Manager has been engaged to render consulting services to Owner and to assist Owner in the administration and supervision of construction contracts and the performance of the contractors thereunder. Construction Manager shall have no financial obligation to the contractor and the contractor shall look solely to Owner (and not to Construction Manager) for the satisfaction of Owner’s financial obligations. Construction Manager shall represent Owner and shall be present at the job site as often as may be reasonably necessary. Construction Manager will not be responsible for and will not have control or charge of construction means, methods, or techniques, and Construction Manager will not be responsible for the contractor’s failure to carry out the work in accordance with the construction contract. Construction Manager will not be responsible for or have control over the acts or omissions of the contractor, subcontractors, or any other persons performing any of the work.”

4.3 Material Changes. Construction Manager shall not agree to any substantial or material changes in the cost of the Owner Improvements without the prior written approval of Owner. Substantial and material changes shall be deemed to be changes that (a) would cause the applicable budget to be exceeded, in the aggregate and exclusive of available contingency, by more than the greater of (i) three percent (3%) and (ii) One Hundred Thousand Dollars ($100,000.00), or (b) would adversely affect the life-safety or other systems of the Premises or the Property. All such substantial and material changes shall be the subject of a written change order to the construction contract setting forth the change in scope of the work, the change in the price of the work and/or the change in the time provided for the completion of the work. Non-substantial and non-material changes may be made by Construction Manager acting in its capacity as Owner’s agent, and Construction Manager acting in such capacity may execute any change orders implementing the same.

4.4 Inspections. Owner and/or its respective agents and representatives may enter the Premises during construction for purposes of inspecting the Owner Improvements. Construction Manager shall make available to Owner all drawings, specifications and change orders for review at such other location as Owner may designate.

4.5 Correction of Work. If Owner or Construction Manager shall discover that any Owner Improvement work is defective or has not been completed in accordance with the plans, permits, the Lease or applicable law, each party shall inform the other of that fact in writing. In such event, and upon Owner’s prior written request, Construction Manager shall supervise the corrective work in accordance with the provisions of the Lease, the plans, permits or the construction contract and this Agreement.

4.6 Warranties and Guaranties. Construction Manager shall obtain and retain for Owner’s benefit or, at Owner’s request, deliver to Owner, all warranties and guaranties of workmanship and materials for the benefit of Owner as are available from the contractor, subcontractors and suppliers of the Owner Improvements. All such warranties and guaranties shall be delivered to Construction Manager, as Owner’s agent, not later than the time the contractor, subcontractor or supplier makes an application for final payment and a copy of all such warranties and guaranties shall be retained by Construction Manager.

4.7 Rebates and Discounts. Construction Manager shall use commercially reasonable efforts to obtain for Owner all rebates, discounts or other incentives pertaining to the construction of the Owner Improvements, if any.

4.8 Minimize Interference. All activities undertaken by Construction Manager under this Agreement shall include Construction Manager’s commercially reasonable efforts to (i) minimize interference with the operation and maintenance of the Property and the other tenants that occupy space at the Property, (ii) except with respect to the Owner Improvements that are intended to do so, ensure that such work does not materially interfere with the structure of the Property or the electrical, HVAC and other building systems at the Property and (iii) coordinate any utility shutdowns or interruptions with property management at the Property.

4.9 Payments. Construction Manager shall use its commercially reasonable efforts to see that no payments are made to a contractor (or Tenant with respect to a tenant allowance) unless the Owner Improvements or Tenant Improvements, or relevant portions thereof, for which payment is made have been constructed in a good and workmanlike manner, with first class materials, in accordance with the plans, permits, the Lease, and all applicable laws, and free of liens and defects. Construction Manager shall obtain a final lien waiver from each contractor when final payment is made. Construction Manager shall be responsible for paying all sums due and payable to any contractor, materialmen, supplier, architect or any other third party in connection with the installation and construction of any Owner Improvements, including, without limitation, actual costs of labor and materials, services, fees, applicable taxes thereon and any other cost incurred in connection with such Owner Improvements out of funds deposited by Owner into an operating account designated in writing by Owner.

5. CONSTRUCTION MANAGEMENT FEE. Construction Manager shall be entitled to a fee for the Services provided for each Construction Project (the “Construction Management Fee”) calculated in accordance with this Section. The Construction Management Fee for a Construction Project will be equal to a percentage determined in accordance with the schedule of construction management fees set forth below of total project costs, including hard and soft costs but excluding land costs and financing fees.

Project Size (Hard Costs)	Fee as a % of Project Size

$0 -$2,500,000.00	4.0%

$2,500,001.00 - $3,500,000.00	3.5%

$3,500,001.00 - $4,500,000.00	3.0%

$4,500,001.00 - $5,500,000.00	2.5%

$5,500,001.00 and over	2.0%

The Construction Management Fee, if any, shall be paid by Owner to Construction Manager as the construction progresses, but not more frequently than monthly, in the same proportion as the work completed bears to the total of the work comprising the Construction Project. Construction Manager shall submit to Owner a calculation of the Construction Management Fee payable as the work progresses, which calculation shall be approved in writing by Owner prior to its payment by Owner. In the event of the termination of this Agreement, the Construction Management Fee for any then ongoing work shall be calculated and paid through the date of termination based solely upon the hard costs incurred prior to the effective date of such termination. No Construction Management Fee shall be due or owing to Construction Manager for supervision of ordinary maintenance and repair work at the Premises, except as expressly provided herein.

6. CONSTRUCTION MANAGER AS INDEPENDENT CONTRACTOR.

6.1 Independent Contractor. Construction Manager shall for all purposes be deemed an independent contractor in its relationship with Owner, and this Agreement is one in which Construction Manager is engaged as an independent contractor in the business of construction managing properties. All employment arrangements, therefore, are solely Construction Manager’s concern, and Construction Manager shall have no authority to hire employees or establish an agency relationship for or on behalf of Owner, except as expressly provided herein.

6.2 CM Personnel. Construction Manager shall select and employ as Construction Manager’s employees or as Construction Manager’s independent contractors (but not as Owner’s employees), all personnel or firms who are necessary, in Construction Manager’s commercially reasonable judgment, for providing the Services with respect to the Premises pursuant to this Agreement (“CM Personnel”). Construction Manager shall fully comply with all applicable laws concerning worker’s compensation, social security, unemployment, tax withholding and reporting, hours of labor, wages, working conditions and all other laws affecting or respecting the employment of such employees or independent contractors. Once employed, Construction Manager shall supervise, direct, train and discharge such employees or independent contractors.

6.3 Other Reimbursable Expenses. Subject to the limitations set forth in any Construction Budget, Owner shall reimburse Construction Manager for other reasonable expenses related to Construction Manager’s providing the Services with respect to the Premises, including, without limitation, the cost of reproduction of plans and specifications, the cost of obtaining any required licenses and permits, IT support and reasonable accounting and legal fees; provided that any such overhead expenses of Construction Manager allocated to more than one project will be equitably allocated between the Premises and any other project which receives the benefit of such overhead. Construction Manager may also charge Owner for a portion of its centralized accounting overhead that is attributable to services provided by Construction Manager to Owner hereunder.

7. INSURANCE. Construction Manager will obtain and maintain the following insurance:

(a) Commercial General Liability on an occurrence form for bodily injury, property damage, personal injury and advertising injury with limits of $1,000,000.00 each occurrence and $2,000,000.00 General and Products Completed-Operations Aggregates within each policy year, including but not limited to Premises-Operations, Products/Completed Operations and Contractual Liability Coverages (including coverage for the indemnity clause provided under this Agreement) for claims arising out of actions within the scope of its duties or authority under this Agreement.

(b) Commercial Automobile Liability covering owned, hired and non-owned vehicles with limits of $1,000,000.00 combined single limit per occurrence.

(c) Follow Form Excess liability (umbrella) insurance, with coverage as broad as or broader than the Underlying Commercial General Liability and Commercial Automobile Liability policies on the above with limits of $5,000,000.00 or greater.

(d) Workers’ compensation insurance in accordance with the laws of the state of jurisdiction including Employers Liability insurance with the following limits:

• Bodily Injury By Accident (Each Accident) $1,000,000.00

• Bodily Injury By Disease (Policy Limit) $1,000,000.00

• Bodily Injury By Disease (Each Employee) $1,000,000.00

(e) All risk property coverage for the full replacement cost of any personal property owned by Construction Manager and located on the Property.

7.1 Cooperation with Insurers. Owner and Construction Manager shall each cooperate with and provide reasonable access to the Property by representatives of insurance companies and insurance brokers or agents. Construction Manager shall use its commercially reasonable efforts to comply with all requirements of all insurers.

7.2 Contractor’s Insurance. Construction Manager shall use commercially reasonable efforts to require that all contractors who are brought onto the Premises and enter into a contract with Construction Manager or Owner have insurance coverage, obtained at the contractor’s sole expense, as set forth on Exhibit B attached hereto and made a part hereof (“Contractor’s Insurance Requirements”). Construction Manager shall monitor the compliance by each contractor at the Premises and shall maintain records of such compliance, including copies of all certificates, endorsements and policies (including endorsements permitting waiver of subrogation and naming all required parties as additional insureds) which each such contractor is obligated to obtain.

8. COMPLIANCE WITH LAWS. Construction Manager shall use commercially reasonable efforts to perform its obligations hereunder in a manner which shall comply with and shall cause the Premises to comply in all respects with and shall abide by all statutes, laws, rules, regulations, requirements, orders, notices, determinations, and ordinances of any federal, state, or local government and appropriate departments, commissions, or boards with jurisdiction over the Premises, as well as with the requirements of any insurance companies covering any of the risks against which the Premises or the Property is insured and with the rules, regulations and requirements of the applicable board of fire underwriters or other similar insurance body and any loan documents governing any mortgage financing of the Property.

9. RECORDS. Construction Manager shall maintain at the address set forth in Section 12 hereof, or at the Premises, complete and accurate books and journals and orderly files in electronic format or hard copy, containing copies of contracts and other agreements, correspondence, receipts, bills and vouchers, records of all monies received and disbursed in connection with the provision of the Services hereunder. Upon reasonable notice and during normal business hours, Owner shall have the right to review such books and records at Owner’s expense. Construction Manager shall keep Owner notified, by written notice, of any change in the location of all such records. Upon the termination or expiration of this Agreement, Construction Manager shall immediately deliver such records to Owner.

10. TERMINATION

10.1 Termination by Owner. Owner shall have the right to terminate this Agreement and the employment of Construction Manager (i) in the event of a Default by Construction Manager under this Agreement, as described below, (ii) upon the sale or other disposition of the Property, (iii) upon the destruction or condemnation of the Property under circumstances where the Property will not be rebuilt or (iv) if Construction Manager files in any court pursuant to any statute either of the United States or of any state a petition in bankruptcy or insolvency, or for a reorganization, or for the appointment of a receiver or trustee of all or a substantial portion of Construction Manager’s property, or if Construction Manager makes an assignment for or petitions for or enters into an arrangement for the benefit of creditors, or if a petition in bankruptcy is filed against Construction Manager which is not discharged within thirty (30) days thereafter. In addition, Owner may terminate this Agreement at any time and for any reason, in its sole discretion, on not less than thirty (30) days’ prior written notice to Construction Manager.

10.2 Termination by Construction Manager. Construction Manager shall have the right to terminate this Agreement if Owner shall fail to comply with any provision of this Agreement and such failure shall continue (i) with respect to Owner’s obligations hereunder to fund costs or expenses (including without limitation, fees due Construction Manager hereunder) for ten (10) days after written notice of such failure and (ii) with respect to all other obligations of Owner hereunder, for thirty (30) days after written notice of such failure has been given by Construction Manager to Owner or, if such failure cannot reasonably be cured within such thirty (30) day period, if Owner shall fail to commence the curing of such failure within such thirty (30) day period (and to notify Construction Manager within such thirty (30) day period that Owner has commenced such cure and will prosecute and complete such cure diligently, which notice shall specify Owner’s estimate to the time period within which such cure will be completed) or, thereafter, shall fail to prosecute and complete such cure within a reasonable period of time. In the event of any such termination, Construction Manager shall be entitled to, as its sole and exclusive remedy, the payment of accrued, but unpaid Construction Management Fees and its reimbursable expenses through the effective date of any such termination, but not otherwise. Owner shall have no other liability whatsoever to Construction Manager in connection with this Agreement. In the event of such a termination, Construction Manager shall notify the Mortgagee and any other notice parties under any loan documents governing any mortgage financing of the Property.

10.3 Default by Construction Manager. A “Default” by Construction Manager shall occur if Construction Manager shall default in performing or complying with any material term of this Agreement to be performed or complied with by Construction Manager and such default shall not be remedied within the following time periods:

(a) fifteen (15) days after written notice of such default shall have been given to Construction Manager by Owner, if the cause or basis of such default arises by reason of the failure or refusal of Construction Manager to make a monetary payment as such payment may become due and payable (i) from Construction Manager to Owner under this Agreement, or (ii) from Construction Manager to a third party if Owner has timely supplied Construction Manager with funds necessary to make such payment; or

(b) thirty (30) days after written notice of such default shall have been given to Construction Manager by Owner, in the case of any default other than a failure or refusal to make a monetary payment; provided, however, if Construction Manager is exercising good faith efforts to remedy such a non- monetary default, the aforesaid thirty (30) day period may be extended in writing for such additional period as may be deemed reasonable by Owner in Owner’s sole discretion.

Any such notice also shall be provided to the Mortgagee and any other notice parties under any loan documents governing any mortgage financing of the Property.

10.4 Obligations on Termination. Upon termination of this Agreement for any reason, Construction Manager shall deliver the following to Owner at Owner’s notice address set forth below, or such other location as Owner may designate in writing:

(a) all monies of Owner held by Construction Manager and/or in any bank account;

(b) all keys or access cards, records, contracts, receipts for deposits, unpaid bills and other papers or documents which pertain to the Services, the Premises or to this Agreement as Owner may reasonably request, to be delivered immediately. If requested in writing, Construction Manager shall be granted reasonable access to records related to the Premises after delivery to Owner and shall be permitted to copy such records at its expense. Construction Manager shall assign all licenses, permits and other agreements, if any, to Owner which Construction Manager has entered into or obtained for the benefit of Owner or the Premises; and

(c) the product of the Services performed up to the date of termination, including, but not limited to, field notes and logs, sample results and studies, finished or unfinished reports and other documents, drawings, plans, specifications, designs, maps, calculations, photographs, and computer printouts and files (collectively, the “Project Documents”), it being understood that all Project Documents shall be the property of Owner.

Construction Manager shall furnish all such information and take all such action as Owner shall reasonably require in order to effectuate an orderly and systematic termination of Construction Manager’s duties and activities under this Agreement. Moreover, Construction Manager shall commence and thereafter until the date of termination shall continue to take all such reasonable action as may be necessary or reasonably appropriate, and shall in all respects reasonably cooperate with such interim or new Construction Manager as may be appointed, to cause an orderly transition of the construction management of the Premises without detriment to the rights of Owner or to the continued construction management of the Premises.

11. INDEMNIFICATION

11.1 Owner hereby agrees that to the extent of its interest in the Property, it indemnifies and agrees to pay on behalf of, defend and hold harmless Construction Manager and its principals, officers, directors, members, shareholders, partners, employees and agents (individually and collectively, the “Construction Manager’s Indemnified Party”) from and against all liabilities, claims, suits, damages, judgments, costs and expenses of whatever nature, including, but not limited to reasonable attorney’s fees and disbursements, to which Construction Manager’s Indemnified Party may become subject arising out of the performance by Construction Manager of its obligations hereunder. Notwithstanding the foregoing, Owner shall not be required to indemnify, defend, hold harmless or reimburse Construction Manager’s Indemnified Party with respect to any matter to the extent the same arose out of or resulted from the gross negligence or willful misconduct of any Construction Manager’s Indemnified Party.

11.2 Construction Manager hereby indemnifies and agrees to pay on behalf of, defend and hold harmless Owner and its principals, officers, directors, members, shareholders, partners, employees and agents (individually and collectively, the “Owner’s Indemnified Party”) from and against all liabilities, claims, suits, damages, judgments, costs and expenses of whatever nature, including, but not limited to reasonable attorney’s fees and disbursements to which the Owner’s Indemnified Party may become subject by reason or arising out of Construction Manager’s gross negligence or willful misconduct in the performance of the Services.

11.3 Owner and Construction Manager have discussed the risks, rewards, and benefits of the Project and Construction Manager’s total fee for the Services and the risks have been allocated such that Owner agrees, to the fullest extent permitted by law, to limit the liability of Construction Manager to Owner and to all third parties, including the contractors and subcontractors on the Project for any and all injuries, claims, losses, expenses, damages or claims arising out of this Agreement or from any cause or causes, unless due to Construction Manager’s gross negligence or willful misconduct, so that the total aggregate liability of Construction Manager to Owner and all third parties shall not exceed the total amount of applicable liability insurance Construction Manager is required to carry hereunder or the total amount of Construction Management Fee paid for the Services rendered under this Agreement, whichever is greater. Notwithstanding this provision, nothing herein is intended to or shall be construed, interpreted or enforced so as to void, negate, vitiate, limit coverage or otherwise adversely affect any otherwise applicable insurance held by any party to this Agreement.

11.4 Owner waives all claims against Construction Manager for consequential damages arising out of or relating to this Agreement, including, without limitation, damages incurred by Owner for rental expenses, for losses of use, income, profit, financing, replacement cost, business and reputation, and for loss of management or employee productivity or of the services of such persons.

11.5 The provisions of this Section shall survive the expiration and any termination of the Agreement.

12. NOTICES. Any notice required by the terms hereof shall be given in writing at the address set forth below by any of the following means: (a) personal service, (b) electronic communication, whether by facsimile, telex, telegram or telecom, (c) reputable overnight delivery service (with charges thereof billed to shipper) or (d) registered or certified United States mail, postage prepaid, return receipt requested, as follows:

Owner:

FSP 999 Peachtree Street LLC

c/o Franklin Street Properties Corp.

401 Edgewater Place, Suite 200

Wakefield, Massachusetts 01880-6210

Attn: Jeffrey B. Carter

Facsimile: (781) 246-2807

Construction Manager:

JAMESTOWN Development & Construction

One Overton Park, 12th Floor

3625 Cumberland Blvd. Atlanta, GA 30339

Attn: General Counsel, Director of Real Estate Services

Facsimile: (770) 805-1001

Such addresses may be changed by either party by notice to the other in the manner provided above. Any notice sent (i) pursuant to subsection (a) shall be deemed received upon personal service, (ii) pursuant to subsection (b) shall be deemed received upon dispatch by electronic means, (iii) pursuant to subsection (c) shall be deemed received upon actual receipt or refusal of delivery and (iv) pursuant to subsection (d) shall be deemed received three (3) days following deposit in the United States mail.

13. ASSIGNMENT.

13.1 Assignment by Owner or Construction Manager. Owner may not assign this Agreement without the consent of Construction Manager, and Construction Manager may not assign this Agreement without the consent of Owner except to an affiliate or subsidiary of Construction Manager, upon notice to Owner of such assignment.

13.2 Successors and Assigns. Subject to the foregoing, this Agreement shall be binding upon and inure to the benefit of the successors and assigns of the parties.

14. PUBLICITY. Construction Manager agrees that the terms of the transactions contemplated by this Agreement and all information made available by one party to the other or in any way relating to the other party’s interest in such transactions shall be maintained in strict confidence, and no disclosure of such information will be made, except to such prospective tenants, attorneys, accountants, investment advisors, brokers and others as are reasonably required to evaluate and consummate such transactions. Except as otherwise expressly authorized herein, neither Owner nor Construction Manager shall disclose or authorize the disclosure of the terms of this Agreement or any instruments, documents, or assignments delivered in connection with this Agreement in any public statement, news release, or other announcement or publication, except as specifically authorized in writing by the other party.

15. CONFIDENTIALITY. To the extent that information regarding the Property, its ownership, financing, policies, procedures and/or other matters is made available to Construction Manager and would otherwise be held as confidential, Construction Manager agrees to respect and to use commercially reasonable efforts to cause its employees and agents to respect such confidentiality. Any disclosure of information contrary to this provision shall be considered a material breach of this Agreement. All documents, plans, drawings, correspondence or other materials furnished by Owner to Construction Manager shall remain the property of Owner and, upon the termination of this Agreement or upon Owner’s earlier request, shall be returned to Owner.

16. MISCELLANEOUS

16.1 Nature of Relationship. The nature of the relationship between Owner and Construction Manager is as set forth in this Agreement, and nothing herein contained shall be construed or interpreted to imply that by virtue of this Agreement the principals, officers or employees of Construction Manager are employees of Owner. Construction Manager acknowledges and agrees that it is acting solely as an independent contractor and not as a partner, joint venturer, employee or agent (except as otherwise expressly set forth herein) of Owner. Construction Manager shall perform the Services, or cause its officers and employees to perform the Services, described in this Agreement. Neither Construction Manager nor its officers, agents or employees are granted any power to act as a legal representative of Owner, to make a contract or legal commitment on behalf of Owner, make any representations or warranties on behalf of Owner, except as they may be authorized in writing to do so by Owner or as otherwise expressly set forth herein, including, without limitation, in Sections 4.2(a) and 4.3 of this Agreement.

16.2 Governing Law. This Agreement shall be construed and enforced in accordance with the laws of the state or jurisdiction in which the Property is located.

16.3 Time of Essence. Time is of the essence for each provision of this Agreement.

16.4 Captions. The captions of the Agreement are for convenience purposes only and shall have no effect on its construction or interpretation.

16.5 Attorneys’ Fees. In the event either party fails to perform any of its obligations under this Agreement, or in the event a dispute arises concerning the meaning or interpretation of any provision of this Agreement, the losing party shall pay any and all costs and expenses incurred by the prevailing party in enforcing this Agreement or establishing its rights hereunder, including, without limitation, court costs, reasonable attorneys’ fees and costs of collection. This provision is separate and several and shall survive the merger of this provision into any judgment on this Agreement.

16.6 Waiver. No failure by Owner to insist upon the strict performance of any obligation, covenant, agreement, term, or condition of this Agreement, or to exercise any right or remedy available upon a breach or any subsequent breach of such obligation, covenant, agreement, term, or condition, shall act as a waiver of any rights or remedies under this Agreement. No obligation, covenant, agreement, term, or conditions of this Agreement, and no breach of this Agreement, shall be waived, altered, or modified, except by written instrument. No waiver of any breach shall affect or alter this Agreement, but each and every obligation, covenant, agreement, term, and condition of this Agreement shall continue in full force and effect with respect to any other then-existing or subsequent breach of this Agreement.

16.7 Fair Employment. With respect to this Agreement, Construction Manager and its subcontractors shall not engage in any conduct or practice which discriminates against any employee or applicant for employment because of his or her race, color, gender, religion, national origin, marital status, physical handicap, sex, sexual preference or age in the performance of this Agreement or in any connection with the Premises. Construction Manager and its subcontractors shall ensure that the evaluation and treatment of their employees and applicants for employment are free of such discrimination.

16.8 Counterparts. This Agreement may be executed simultaneously in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

16.9 Entire Agreement. This Agreement, together with any Exhibits attached hereto, represents the entire agreement between Owner and Construction Manager and all prior agreements and negotiations have been merged herein. This Agreement may not be changed or terminated except by written agreement executed by both parties.

16.10 Severability. Each provision of this Agreement is intended to be severable. If any term or provision of this Agreement shall be determined by a court of competent jurisdiction to be illegal or invalid for any reason whatsoever, that provision shall be severed from this Agreement and shall not affect the validity of the remainder of this Agreement.

16.11 Interpretation. No provision of this Agreement shall be construed against or interpreted to the disadvantage of any party by any court or other governmental or judicial authority by reason of such party having or being deemed to have structured or drafted such provision.

16.12 Mortgagees; Subordination. Construction Manager agrees to amend this Agreement in response to any reasonable request to do so by any Mortgagee. Construction Manager and Owner further agree that this Agreement is subject to and subordinate to the terms of any loan agreement, deed to secure debt, mortgage or deed of trust secured by or affecting the Property.

[SIGNATURES ON FOLLOWING PAGE]

IN WITNESS WHEREOF, the parties have executed this Agreement to be effective on the date first set forth above.

OWNER:

FSP 999 PEACHTREE STREET LLC,
a Delaware limited liability company

By: ________________________________

Name: ______________________________

Title: _______________________________

CONSTRUCTION MANAGER:

JAMESTOWN, L.P.,
a Georgia limited partnership
d/b/a JAMESTOWN DEVELOPMENT & CONSTRUCTION

By:	Jamestown Properties Corp., a Georgia corporation, its general partner

By: ________________________________

Name: ______________________________

Title: _______________________________

EXHIBIT A

FORM OF WORK ORDER FOR CONSTRUCTION PROJECT

JAMESTOWN DEVELOPMENT & CONSTRUCTION

CONSTRUCTION PROJECT WORK ORDER

PROPERTY: ________________________________________________________________

PROJECT TYPE:        ____ Owner Improvement        ____ Tenant Improvement

DESCRIPTION OF SCOPE:

____________________________________________________________________________

____________________________________________________________________________

____________________________________________________________________________

____________________________________________________________________________

____________________________________________________________________________

____________________________________________________________________________

CONSTRUCTION BUDGET:  _____ Attached  _____ Construction Manager to Develop for Owner Approval

PROJECTED START DATE:  __________________________________________________

PROJECTED COMPLETION DATE:  ____________________________________________

AUTHORIZATION BY OWNER:  ___________  Date:  _________

AUTHORIZATION BY CONSTRUCTION MANAGER:  ___________  Date:  _________

EXHIBIT B

CONTRACTOR’S INSURANCE REQUIREMENTS

As set forth in Section 7.2 of the Agreement, Construction Manager shall use commercially reasonable efforts to cause all independent contractors brought on the Property to agree to obtain and maintain, and to enforce such agreement to obtain and maintain, insurance coverage at the contractor’s expense, in the following minimum amounts:

(a) Commercial General Liability with limits of not less than $1,000,000.00 per occurrence and $2,000,000.00 in the aggregate. Such insurance shall include contractual liability, personal injury protection and completed operations coverage (including coverage for the indemnity clauses provided by contractor).

(b) Commercial Automobile Liability covering owned, hired and non-owned vehicles with limits of $1,000,000.00 combined single limit each occurrence.

(c) Workers’ compensation insurance covering all employees of the contractor who are engaged in any work under this Agreement in an amount required by applicable laws. Employer’s Liability coverage with the following limits:

• Bodily Injury By Accident (Each Accident) $1,000,000.00

• Bodily Injury By Disease (Policy Limit) $1,000,000.00

• Bodily Injury By Disease (Each Employee) $1,000,000.00

(d) Property insurance coverage for tools and equipment brought onto and/or used on the Property by the contractor in an amount equal to the replacement costs of all such tools and equipment.

(e) For design-build contractors, engineers, architects and other professional consultants only, Professional Liability Insurance with limits of not less than (1) the insurance currently maintained by party or (2) $1,000,000.00 on a claims-made basis, with a deductible not to exceed $25,000.00.

(f) For contractors, Contractors Pollution Liability Insurance in an amount required by Owner.

The insurance described above shall be obtained without liability on the part of Owner for premiums and the insurance described in items (a) and (b) above shall include any parties specified by Owner as additional insureds for on-going and completed-operations for a period of 3 years following formal acceptance of the work. Each of the above policies will be primary and non-contributory with respect to any policies carried by any additional insured. Any coverage carried by Owner shall be excess insurance. Each of the above policies will contain provisions giving Owner and each of the other additional insureds at least thirty (30) days’ written notice of cancellation of coverage. Such insurance shall be placed with reputable insurance companies licensed or authorized to do business in the State in which the Property is located, and have a minimum Best’s rating of A-/VII. Satisfactory evidence of coverage shall be provided prior to the commencement of any work. Owner reserves the right to modify these requirements in its sole, reasonable discretion at any time.